Dreyfus
      Investment Portfolios,
      Core Bond Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            23   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                 The Portfolio
                                                 Dreyfus Investment Portfolios,
                                                           Core Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt bonds that are more credit sensitive, such as corporate bonds.

As these factors have buffeted the financial markets, the short-term movements of stocks and bonds have been impossible to predict. Indeed, as many professionals can attest, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's Initial shares achieved a total return of 2.14% and its Service shares achieved a total return of 2.22% .(1) In comparison, the Merrill Lynch Domestic Master Index, the portfolio's benchmark, achieved a total return of 3.65% for the same period.(2)

The portfolio achieved positive overall returns in a challenging market environment during the reporting period. However, its relative performance was compromised by its relatively heavy focus on investment-grade and high yield corporate bonds, which were hurt by accounting scandals affecting a handful of large corporations, causing the portfolio to underperform its benchmark.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 80% of its assets in bonds, including U.S. Treasury securities, U.S. government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high yield securities.

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we

                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

     will generally increase the portfolio's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

What other factors influenced the portfolio's performance?

When the reporting period began, the economy was in recession and the financial markets were rebounding from the lows established after the September 11 terrorist attacks. By the middle of the reporting period, an economic recovery of uncertain strength and duration seemed to take hold, and the Federal Reserve Board (the "Fed") signaled an end to its rate-cutting campaign. When recessionary pressures and terrorism-related concerns eased, the corporate bond market generally rose. At the time, the portfolio benefited from its relatively heavy exposure to corporate bonds, especially within the high yield segment.

The corporate bond rally was soon undermined, however, by the spread of corporate accounting scandals that began with the collapse of Enron Corp. in late 2001. As the accounting practices of more major corporations failed to stand up to intensified scrutiny, investor sentiment turned negative. Accounting-related scandals were exacerbated by headlines charging unethical behavior among senior corporate executives, including allegations of insider trading, tax evasion and misleading investment research.

Under normal circumstances, corporate bonds have historically performed relatively well during the early stages of an economic recovery. This time, however, investors shunned corporate securities, driving their prices lower. In fact, June was one of the worst months for high yield corporate bonds in recent history. Particularly hard-hit were bonds from technology, media and telecommunications companies, which together comprise a substantial portion of the high yield bond market.

The adverse effects of corporate securities' declines were cushioned by positive contributions from other areas of the bond market. The portfolio benefited from its heavy exposure to asset-backed securities and commercial mortgage-backed securities, primarily because consumer spending and real estate values remained strong. The portfolio's holdings of U.S. government securities also fared well. Although these interest-rate-sensitive bonds comprised a smaller portion of the portfolio than its benchmark, the portfolio's relatively short average duration -- a measure of sensitivity to changing interest rates -- during the reporting period' s first half helped us capture higher yields more quickly. When it later became apparent that the Fed was unlikely to raise interest rates anytime soon, we increased the portfolio's average duration to a point we considered neutral relative to its benchmark.

What is the portfolio's current strategy?

Despite their recent weakness, we continue to believe that corporate bonds in general -- and high yield bonds in particular -- offer compelling values. As the effects of the accounting controversies fade, the economic recovery progresses and capital generally becomes more available, we expect corporate bond prices to rally. We have already seen early signs of an increase in bank lending activity, which could be a precursor to better high yield bond performance. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--79.5%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE--2.0%

American Airlines,
  Pass-Through Trust Ctfs.,
  Ser. 2001-1, Cl. A2, 6.817%, 2011                                                            275,000                  276,900

BE Aerospace,
   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                         168,000                  157,080

Continental Airlines,
  Pass-Through Ctfs.:
      Ser. 1998-1, Cl. A, 6.648%, 2017                                                          270,375                  265,585
      Ser. 1999-1, Cl. A, 6.545%, 2019                                                          134,843                  130,652
      Ser. 2001-1, Cl. A1, 6.703%, 2021                                                         342,033                  335,318

Goodrich (B.F.),
   Notes, 7%, 2038                                                                              463,000                  408,056

U.S. Airways,
  Enhanced Equipment Notes,
   Ser. C, 8.93%, 2009                                                                           42,614                   31,506

                                                                                                                       1,605,097

ASSET-BACKED CTFS./AUTO LOANS--.2%

Union Acceptance Corp. Securitization Owner Trust,
   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                             121,000                  128,461

ASSET-BACKED CTFS./CREDIT CARDS--.7%

MBNA Credit Card Master Note Trust,
   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                             525,000                  536,760

ASSET-BACKED CTFS./EQUIPMENT--2.2%

Xerox Equipment Lease Owner Trust,
   Ser. 2001-1, Cl. A, 3.84%, 2008                                                            1,780,766  (a,b)         1,785,218

ASSET-BACKED CTFS./HOME EQUITY LOANS--3.2%

Conseco Finance Home Loan Trust,
   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                             350,000                  381,325

Conseco Finance Securitizations:
   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             271,523                  278,108
   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                           470,000                  487,837

GE Capital Mortgage Services,
   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                          473,447                  493,706

Green Tree Home Improvement Loan Trust,
   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                            72,643                   73,581

The Money Store Home Equity Trust,
   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            159,619                  166,046

Saxon Asset Securities Trust,
   Ser. 2001-2, Cl. AF6, 6.312%, 2016                                                           750,000                  773,171

                                                                                                                       2,653,774


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./MANUFACTURED HOUSING--.1%

Conseco Finance Securitizations:
   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                              46,704                   46,913
   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                             66,818                   67,278

                                                                                                                         114,191

AUTOMOTIVE--3.4%

American Axle & Manufacturing,
   Gtd. Sr. Sub. Notes, 9.75%, 2009                                                             134,000                  142,710

Collins & Aikman Products,
   Sr. Notes, 10.75%, 2011                                                                       67,000  (a)              67,670

Ford Motor Credit,

  Global Landmark Securities:
      6.5%, 2007                                                                                373,000                  373,705
      7.25%, 2011                                                                               525,000                  528,402

GMAC:

   Bonds, 8%, 2031                                                                              474,000                  486,171
   Notes, 6.125%, 2006                                                                          956,000                  970,421

United Rentals,
   Gtd. Sr. Notes, 10.75%, 2008                                                                 191,000  (a)             203,892

                                                                                                                       2,772,971

BANKING--.0%

Capital One Financial,
   Notes, 7.25%, 2003                                                                            33,000                   32,733

BROKERAGE--.4%

Goldman Sachs Group,
   Notes, 6.6%, 2012                                                                            310,000                  316,324

CABLE/MEDIA--1.9%

AOL Time Warner:
   Bonds, 7.7%, 2032                                                                            574,000                  510,564
   Notes, 6.875%, 2012                                                                          306,000                  282,696

Adelphia Communications,
   Sr. Notes, 10.875%, 2010                                                                     100,000  (c)              40,000

Charter Communications Holdings/Capital:
   Sr. Discount Notes, 0/11.75%, 2011                                                           174,000  (d)              61,770
   Sr. Notes, 8.625%, 2009                                                                      138,000                   93,150

Fox Family Worldwide,
   Sr. Notes, 9.25%, 2007                                                                       270,000                  286,875

Viacom,
   Gtd. Sr. Notes, 6.625%, 2011                                                                 265,000                  272,477

                                                                                                                       1,547,532

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--.1%

Avecia Group,
   Gtd. Notes, 11%, 2009                                                                         25,000                   25,000

Lyondell Chemicals,
  Gtd. Sr. Secured Notes,
   Ser. B, 9.875%, 2007                                                                         104,000                   99,840

                                                                                                                         124,840

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--8.6%

1211 Finance,
   Ser. 2000-1211, Cl. A, 7.745%, 2035                                                          600,000  (a)             669,696

Bear Stearns Commercial Mortgage Securities,
   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                          743,331                  776,424

COMM,
   Ser. 2000-FL2A, Cl. E, 2.89%, 2011                                                           100,000  (a,b)            99,891

CS First Boston Mortgage Securities:
   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                           464,043                  487,417
   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             441,000                  461,089
   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                          558,000                  591,268
   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       1,000,000  (a)           1,036,592

Chase Commercial Mortgage Securities,
   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                          240,000  (a,b)           247,826

Chase Manhattan Bank-First Union National Bank,
   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                            436,507                  468,827

GGP Mall Properties Trust,
   Ser. 2001-C1-A, Cl. C2, 5.558%, 2011                                                         702,420  (a)             703,106

GS Mortgage Securities II,
   Ser. 2001-LIBA, Cl. C, 6.733%, 2011                                                          269,000  (a)             266,823

Morgan Stanley Dean Witter Capital I,
   Ser. 2001-XLF, Cl. F, 3.784%, 2013                                                           244,865  (a,b)           242,684

Prudential Securities Secured Financing,
   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                           246,546                  264,006

TIAA CMBS I Trust,
   Ser. 1999-1, Cl. A, 7.17%, 2032                                                              303,557  (a)             322,881

TrizecHahn Office Properties Trust,
   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                          369,000  (a)             383,832

                                                                                                                       7,022,362

ENVIRONMENTAL--.5%

Allied Waste N.A.,
   Gtd. Sr. Sub. Notes, Ser. B, 10%, 2009                                                       302,000                  298,249

Synagro Technologies,
   Sr. Sub. Notes, 9.5%, 2009                                                                   136,000  (a)             140,080

                                                                                                                         438,329


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--2.1%

Credit-Backed Steers Trust 2001,
   Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                                         400,000  (a)             391,000

Farmers Exchange Capital,
   Notes, 7.05%, 2028                                                                           305,000  (a)             226,786

Household Finance,
   Notes, 6.75%, 2011                                                                           460,000                  453,487

International Lease Finance,
   Notes, 6.375%, 2009                                                                          475,000                  491,740

Qwest Capital Funding,
   Notes, 7.9%, 2010                                                                            215,000                  120,400

                                                                                                                       1,683,413

FOOD & BEVERAGES--1.3%

Dole Foods,
   Sr. Notes, 7.25%, 2009                                                                       375,000  (a)             383,942

Land O' Lakes,
   Sr. Notes, 8.75%, 2011                                                                       230,000  (a)             217,350

Tyson Foods,
   Notes, 8.25%, 2011                                                                           410,000                  453,078

                                                                                                                       1,054,370

FOREIGN--1.3%

United Mexican States:
   Bonds, Ser. B, 6.25%, 2019                                                                   500,000                  473,750
   Medium-Term Notes, 8.3%, 2031                                                                640,000                  624,000

                                                                                                                       1,097,750

HEALTH CARE--.5%

Medtronic,
   Sr. Conv. Deb., 1.25%, 2021                                                                  373,000                  378,595

HOTELS--.6%

Hilton Hotels,
   Notes, 7.625%, 2008                                                                          343,000                  350,421

Resorts International Hotel and Casino,
   First Mortgage, 11.5%, 2009                                                                  160,000  (a)             146,400

                                                                                                                         496,821

INDUSTRIAL--.6%

Tyco International Group:
   Gtd. Notes, 5.8%, 2006                                                                       571,000                  451,176
   Gtd. Notes, 6.75%, 2011                                                                       25,000                   19,449

                                                                                                                         470,625

INSURANCE--1.9%

Ace Capital Trust II,
   Gtd. Capital Securities, 9.7%, 2030                                                          744,000                  898,458

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

American International Group,
   Sr. Conv. Deb., 0%, 2031                                                                     782,000  (d)             479,953

Conseco:
   Gtd. Notes, 6.8%, 2007                                                                       127,000  (a)              57,150
   Gtd. Notes, 9%, 2008                                                                          16,000                    7,280

Mercury General,
   Sr. Notes, 7.25%, 2011                                                                       125,000                  133,889

                                                                                                                       1,576,730

METALS & MINING--2.1%

Alcoa,
   Notes, 6%, 2012                                                                              391,000                  401,986

Barrick Gold Finance,
   Gtd. Deb., 7.5%, 2007                                                                        205,000                  222,290

Falconbridge,
   Notes, 7.35%, 2012                                                                           380,000                  391,696

INCO,
   Notes, 7.75%, 2012                                                                           490,000                  506,811

Owens-Brockway Glass Container,
   Sr. Secured Notes, 8.875%, 2009                                                              207,000  (a)             208,035

                                                                                                                       1,730,818
OIL & GAS--.8%

Pemex Project Funding Master Trust,
   Gtd. Notes, 8.5%, 2008                                                                       575,000                  598,000

Vintage Petroleum,
   Sr. Notes, 8.25%, 2012                                                                        75,000  (a)              74,062

                                                                                                                         672,062

PAPER/PLASTIC PRODUCTS--1.0%

Bowater Canada Finance,
   Gtd. Notes, 7.95%, 2011                                                                      440,000                  454,733

Sealed Air,
   Gtd. Sr. Notes, 8.75%, 2008                                                                  377,000  (a)             389,591

                                                                                                                         844,324

REAL ESTATE INVESTMENT TRUSTS--1.9%

Crescent Real Estate Equities:
   Notes, 7%, 2002                                                                              345,000                  344,218
   Sr. Notes, 9.25%, 2009                                                                       120,000  (a)             123,887

iStar Financial,
   Sr. Notes, 8.75%, 2008                                                                       312,000                  309,775

Nationwide Health Properties,
   Notes, 8.25%, 2012                                                                           462,000                  460,291

New Plan Excel Realty Trust,
   Sr. Notes, 6.875%, 2004                                                                      175,000                  181,938


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

Ventas Realty,
   Sr. Notes, 9%, 2012                                                                          125,000  (a)             128,750

                                                                                                                       1,548,859

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.2%

Bank of America Large Loan,
   Ser. 2001-1166, Cl. C, 4.833%, 2005                                                          250,000                  248,828

Chase Mortgage Finance,
   Ser. 1999-S13, Cl. B4, 6.5%, 2014                                                            197,589  (a)             185,082

Countrywide Home Loans,
   Ser. 2001-9, Cl. B3, 6.75%, 2031                                                             619,049  (a)             561,304

GE Capital Mortgage Services,
   Ser. 2000-8, Cl. B5, 7.5%, 2015                                                              172,861  (a)              78,796

Residential Funding Mortgage Securities I,
   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            723,622                  731,165

                                                                                                                       1,805,175

RETAIL--1.1%

Sears Roebuck Acceptance,
   Notes, 6.75%, 2011                                                                           562,000                  577,215

Toys "R" Us,
   Notes, 7.625%, 2011                                                                          305,000                  298,166

                                                                                                                         875,381

STRUCTURED INDEX--9.5%

HYDI-100,
   Linked Ctf. of Deposit, 8.75%, 2007                                                        7,000,000  (e)           6,527,500

Morgan Stanley Tracers,
   Notes, 7.22%, 2011                                                                           800,000  (a,e)           827,478

Passive High Yield Return Securities Trusts 2001,
   Ctfs., 9.24%, 2011                                                                           438,000  (a,e)           392,276

                                                                                                                       7,747,254

TECHNOLOGY--.4%

Amkor Technology,
   Sr. Notes, 9.25%, 2006                                                                        35,000                   28,875

Thomson,
   Notes, 6.2%, 2012                                                                            295,000                  296,153

                                                                                                                         325,028

TELECOMMUNICATION--4.5%

AT&T,
   Sr. Notes, 7.3%, 2011                                                                        420,000                  349,252

AT&T Wireless Services,
   Notes, 8.125%, 2012                                                                          395,000  (a)             322,704

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Alltel,
   Notes, 7%, 2012                                                                              250,000                  249,888

American Tower,
   Sr. Notes, 9.375%, 2009                                                                       60,000                   33,300

British Telecommunications,
   Notes, 8.375%, 2010                                                                          419,000                  456,792

Citizens Communications,
   Notes, 9.25%, 2011                                                                           403,000                  383,264

France Telecom,
   Notes, 8.25%, 2011                                                                           806,000                  737,218

Marconi,
   Bonds, 8.375%, 2030                                                                          260,000                   67,600

Nextel Communications:
   Conv. Sr. Deb., 5.25%, 2010                                                                   30,000                   12,563
   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    769,000                  392,190

Qwest,
   Notes, 7.2%, 2004                                                                            100,000                   88,000

TCI Communication Financing III,
   Gtd. Capital Securities, 9.65%, 2027                                                         309,000                  309,162

TeleCorp PCS,
   Gtd. Sr. Discount Notes, 0/11.625%, 2009                                                      55,000  (d)              42,075

Tritel PCS:
   Gtd. Sr. Discount Notes, 0/12.75%, 2009                                                      124,000  (d)              97,960
   Gtd. Sr. Sub. Notes, 10.375%, 2011                                                           128,000                  117,760

                                                                                                                       3,659,728

TEXTILES--.5%

Mohawk Industries,
   Notes, 7.2%, 2012                                                                            365,000                  388,243

TOBACCO--.6%

Philip Morris Cos.:
   Deb., 7.75%, 2027                                                                            133,000                  141,442
   Notes, 7.65%, 2008                                                                           325,000                  356,854

                                                                                                                         498,296

U.S. GOVERNMENT--.5%

U.S. Treasury Inflation Protection Security,
   3.875%, 1/15/2009                                                                            364,000  (f)             423,885

U.S. GOVERNMENT AGENCIES--2.3%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,
   3.375%, 1/15/2007                                                                          1,664,000  (f)           1,923,208


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--17.9%

Federal Home Loan Mortgage Corp.:
   6.5%                                                                                       4,685,000  (g)           4,778,700

   REMIC Trust, Gtd. Pass-Through Ctfs.
      Ser. 2399, Cl. XQ, 6.5%, 12/15/2027                                                     1,022,000                1,054,985
      (Interest Only Obligation):
         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                        79,868  (h)               8,723
         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                     170,000  (h)              29,050
         Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                     485,452  (h)              42,638
         Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                  1,100,000  (h)             101,146

Federal National Mortgage Association:

   6%                                                                                         1,080,000  (g)           1,100,920
   6.5%                                                                                       3,467,000  (g)           3,534,156

   REMIC Trust, Gtd. Pass-Through Ctfs.
      Ser. 2001-50, Cl. LI, 6.5%, 7/25/2021

      (Interest Only Obligation)                                                              1,148,767  (h)             130,493

Government National Mortgage Association I:
   6.5%                                                                                         130,000  (g)             132,600
   7%                                                                                           181,000  (g)             187,900

Government National Mortgage Association II:
   5%, 7/20/2030                                                                                116,473  (b)             117,128
   6.5%, 5/20/2031-9/20/2031                                                                  2,267,679                2,309,473
   7%, 7/20/2031                                                                                183,389                  190,208
   7.5%, 5/20/2031-8/20/2031                                                                    842,392                  886,879
   8%, 2/20/2034                                                                                 55,836                   59,256

                                                                                                                      14,664,255

UTILITIES/GAS & ELECTRIC--2.6%

Cinergy,
   Deb., 6.25%, 2004                                                                            111,000                  112,822

Marketspan,
   Deb., 8.2%, 2023                                                                             131,000                  136,821

Mission Energy Holding,
   Sr. Secured Notes, 13.5%, 2008                                                               263,000                  265,630

NRG Energy,
   Sr. Notes, 8.625%, 2031                                                                      380,000                  269,800

Nisource Finance,
   Gtd. Sr. Notes, 7.875%, 2010                                                                 723,000                  748,363

PSEG Energy Holdings,
   Sr. Notes, 8.5%, 2011                                                                        641,000                  599,409

                                                                                                                       2,132,845

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES/WATER--.0%

Marlin Water Trust II,
   Sr. Secured Notes, 6.31%, 2003                                                               164,000  (a,c)            27,880

TOTAL BONDS AND NOTES
   (cost $65,916,049)                                                                                                 65,104,137
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--4.3%
------------------------------------------------------------------------------------------------------------------------------------

BANKING--3.4%

Abbey National Capital Trust I,
  Gtd. Non-Cumulative Trust Preferred Securities,
   6.7%, 6/15/2008                                                                              954,000  (i,j)           992,814

IBJ Preferred Capital,
  Non-Cumulative Preferred Securities,
   Ser. A, 8.79%, 2008                                                                          388,000  (a,i,j)         320,788

Royal Bank of Scotland Group,
  Conv. Non-Cumulative Dollar
  Preference Shares,
   Ser. 1, 9.118%, 2010                                                                         946,000  (i,j)         1,114,501

UBS Preferred Funding Trust I,
  Gtd. Non-Cumulative Capital Trust Preferred Securities,
   8.622%, 10/1/2010                                                                            354,000  (i,j)           406,297

                                                                                                                       2,834,400

INSURANCE--.9%

Sun Life of Canada Capital Trust I,
   Gtd. Capital Securities, 8.526%, 5/6/2007                                                    695,000  (a,i)           728,216

TOTAL OTHER SECURITIES
   (cost $3,502,742)                                                                                                   3,562,616
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE- .2%

Raytheon,
   Cum. Conv., $4.125                                                                             2,354                  156,835

FINANCIAL SERVICES--.0%

Equity Securities Trust I,
   Cum. Conv., $2.34325                                                                           1,601                   23,535

OIL & GAS--.1%

Exco Resources,
   Cum. Conv., $1.05                                                                              6,043                   95,177


PREFERRED STOCKS (CONTINUED)                                                                     Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--.2%

Motorola,
   Cum. Conv., $3.50 (units)                                                                      3,253  (k)             149,215

TOTAL PREFERRED STOCKS
   (cost $517,504)                                                                                                       424,762
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--11.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--3.3%

San Paolo IMI,
   1.9%, 7/1/2002                                                                             2,700,000                2,700,000

FLOATING RATE NOTES--.7%

MBNA America Bank,
   3.645%, 12/18/2002                                                                           600,000  (b)             600,000

U.S. GOVERNMENT--7.8%

U.S. Treasury Bills:
   1.65%, 7/5/2002                                                                              405,000                  404,923
   1.67%, 9/5/2002                                                                            2,685,000  (l)           2,677,052
   1.69%, 7/18/2002                                                                             780,000                  779,400
   1.77%, 11/29/2002                                                                          2,500,000                2,482,675

                                                                                                                       6,344,050

TOTAL SHORT-TERM INVESTMENTS
   (cost $9,641,883)                                                                                                   9,644,050
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $79,578,178)                                                               96.1%              78,735,565

CASH AND RECEIVABLES (NET)                                                                          3.9%               3,163,558

NET ASSETS                                                                                        100.0%              81,899,123

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
     THESE SECURITIES AMOUNTED TO $11,961,668 OR 14.6% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON BECOMES
     EFFECTIVE.

(E)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(J)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(K)  UNITS REPRESENTS A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND
     A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(L)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF FINANCIAL FUTURES

June 30, 2002 (Unaudited)

                                                                Market Value                                           Unrealized
                                                                  Covered by                                        (Depreciation)
                                              Contracts            Contracts             Expiration               at 6/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                         108          11,581,313          September 2002                       (13,500)


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  79,578,178  78,735,565

Cash                                                                    613,761

Receivable for investment securities sold                            14,830,600

Dividends and interest receivable                                       822,693

Paydowns recceivable                                                        963

Prepaid expenses                                                          3,286

                                                                     95,006,868
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            49,842

Payable for investment securities purchased                          13,006,801

Payable for futures variation margin--Note 4                             15,350

Accrued expenses                                                         35,752

                                                                     13,107,745
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       81,899,123
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      83,233,903

Accumulated undistributed investment income--net                        236,606

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                    (715,273)

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency transactions [including
  ($13,500) net unrealized (depreciation) on financial futures]        (856,113)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       81,899,123

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        27,886,513     54,012,610

Shares Outstanding                                     2,199,932      4,263,023
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              12.68          12.67

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,948,621

Cash dividends                                                          11,476

TOTAL INCOME                                                         1,960,097

EXPENSES:

Investment advisory fee--Note 3(a)                                     205,575

Distribution fees--Note 3(b)                                            51,607

Prospectus and shareholders' reports                                    18,400

Custodian fees--Note 3(b)                                               18,357

Professional fees                                                       15,875

Registration fees                                                        2,279

Shareholder servicing costs--Note 3(b)                                     855

Trustees' fees and expenses--Note 3(c)                                     433

Miscellaneous                                                            8,582

TOTAL EXPENSES                                                         321,963

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (47,899)

NET EXPENSES                                                           274,064

INVESTMENT INCOME--NET                                               1,686,033
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                    278,987

  Short sale transactions                                                 (533)

Net realized gain (loss) on financial futures                         (196,617)

NET REALIZED GAIN (LOSS)                                                81,837

Net unrealized appreciation (depreciation) on investments, securities sold short and foreign currency transactions [including ($13,500)
  net unrealized (depreciation) on financial futures]                 (341,302)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (259,465)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,426,568

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,686,033             1,873,414

Net realized gain (loss) on investments            81,837              (404,725)

Net unrealized appreciation
   (depreciation) on investments                 (341,302)             (603,909)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    1,426,568               864,780
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (581,821)           (1,279,630)

Service shares                                   (879,718)             (645,875)

Net realized gain on investments:

Initial shares                                         --              (280,228)

Service shares                                         --              (245,864)

TOTAL DIVIDENDS                                (1,461,539)           (2,451,597)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,607,271            30,429,561

Service shares                                 24,351,137            31,321,932

Dividends reinvested:

Initial shares                                    581,821             1,559,858

Service shares                                    879,718               891,739

Cost of shares redeemed:

Initial shares                                 (4,056,263)          (16,497,691)

Service shares                                 (1,589,241)           (1,007,405)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            24,774,443            46,697,994

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,739,472            45,111,177
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            57,159,651            12,048,474

END OF PERIOD                                  81,899,123            57,159,651

Undistributed investment income--net              236,606                12,112

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       361,855             2,328,741

Shares issued for dividends reinvested             45,886               120,525

Shares redeemed                                  (319,090)           (1,269,346)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      88,651             1,179,920
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,916,344             2,410,677

Shares issued for dividends reinvested             69,401                69,290

Shares redeemed                                  (124,953)              (77,775)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,860,792             2,402,192

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                         Six Months Ended
                                                                            June 30, 2002              Year Ended December 31,
                                                                                                   -------------------------------
INITIAL SHARES                                                                 (Unaudited)            2001(a)           2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                12.67            12.94             12.50

Investment Operations:

Investment income--net                                                                .31(c)           .75(c)            .50

Net realized and unrealized gain
   (loss) on investments                                                             (.03)            (.18)              .56

Total from Investment Operations                                                      .28              .57              1.06

Distributions:

Dividends from investment income--net                                                (.27)            (.72)             (.50)

Dividends from net realized gain on investments                                        --             (.12)             (.12)

Total Distributions                                                                  (.27)            (.84)             (.62)

Net asset value, end of period                                                      12.68            12.67             12.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     2.14(d)          4.55              8.61(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .80(e)           .80               .80(e)

Ratio of net investment income
   to average net assets                                                             4.92(e)          5.71              6.24(e)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      --              .17              1.10(e)

Portfolio Turnover Rate                                                            289.75(d)        654.39            953.66(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              27,887           26,744            12,048

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.04% TO 5.71%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Six Months Ended
                                                                            June 30, 2002            Year Ended December 31,
                                                                                                  ---------------------------------
SERVICE SHARES                                                                 (Unaudited)            2001(a)           2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                12.66            12.93             12.93

Investment Operations:

Investment income--net                                                                .31(c)           .70(c)             --

Net realized and unrealized gain
   (loss) on investments                                                             (.03)            (.13)               --

Total from Investment Operations                                                      .28              .57                --

Distributions:

Dividends from investment income--net                                                (.27)            (.72)               --

Dividends from net realized gain on investments                                        --             (.12)               --

Total Distributions                                                                  (.27)            (.84)               --

Net asset value, end of period                                                      12.67            12.66             12.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     2.22(d)          4.46                --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .80(e)           .80                --

Ratio of net investment income
   to average net assets                                                             4.92(e)          5.77                --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     .23(e)           .35                --

Portfolio Turnover Rate                                                            289.75(d)        654.39            953.66(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              54,013           30,416                 1

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.10% TO 5.77%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Core Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

On June 28, 2002, the Board of Trustees declared a cash dividend of $.054 and $.054 per share for Initial shares and Service shares, respectively, from undistributed investment income-net, payable on July 1, 2002 (ex-dividend date), to shareholders of record as of the close of business on June 28, 2002.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $2,451,597. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $47,899, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $51,607 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $116 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $18,357 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures during the period ended June 30, 2002:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       200,173,850          184,652,537

Short sale transactions                   2,329,156            2,328,623

    TOTAL                               202,503,006          186,981,160

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund's long security positions serve as collateral for the open short positions. At June 30, 2002, there were no securities sold short outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2002, are set forth in the Statement of Financial Futures.

At June 30, 2002, accumulated net unrealized depreciation on investments was $842,613, consisting of $1,000,256 gross unrealized appreciation and $1,842,869 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus
                        Investment Portfolios,
                        Core Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  165SA0602




      Dreyfus
      Investment Portfolios,
      Core Value Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                           Core Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced total returns of -11.56% for its Initial shares and -11.64% for its Service shares.(1) In comparison, the portfolio's benchmark, the S&P 500/BARRA Value Index, produced a total return of -9.46% for the same period.(2)

We attribute the portfolio's returns, which fell short of its benchmark, to increased scrutiny of the accounting practices of large companies throughout the reporting period. A secondary reason for the portfolio's shortfall was a lack of ownership in regional banks, which performed well in the low interest-rate environment.

What is the portfolio's investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio's performance?

Absolute stock market returns remained negative during the reporting period as investors became concerned about terrorism, overseas conflicts, mixed signals on the economy and the integrity of financial statements. Companies such as Enron, WorldCom and Xerox made headlines. Computer Associates International, a portfolio holding, came under scrutiny during the reporting period as well. However, we eliminated the stock from the portfolio soon after allegations of possible wrongdoing surfaced. Even in the best of investment environments, a

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

challenge to a company' s accounting practices often sours investors on the stock, and it can take years to reestablish confidence in management.

Although concerns about accounting transgressions continued throughout the reporting period, the portfolio's performance rebounded in the second quarter because of strong returns from consumer services and transportation companies. In the consumer services group, retailer Sears, Roebuck & Co. gained value during a period that featured its acquisition of Lands' End, the popular apparel catalog company that is expected to help Sears improve profit margins. In addition, Canadian Pacific Railway, which provides freight transportation throughout Canada and the U.S., performed well after an unexpected rise in manufacturing activity, which fueled investor optimism regarding an economic rebound. The portfolio also benefited from having few holdings in telecommunications companies, where investors have lost confidence in the industry's viability.

Other strong performers in the portfolio included companies in the health care and aerospace industries such as Rockwell Collins, which provides aviation electronics and other communications products to the U.S. military and may see demand increase in the current wartime environment. WellPoint Health Networks, a managed health care company, has benefited from improved Medicare reimbursement rates.

Value investing generally outperformed the growth style during the first half of 2002, and since value-oriented companies offer modest earnings and relatively low stock prices, they typically do not fall as dramatically during downturns as growth companies, where investors have much higher expectations, and typically sell at higher valuations.

What is the portfolio's current strategy?

We currently see opportunity in searching for value in traditional growth sectors. For example, many pharmaceutical stocks may be attractive because they are currently selling below their normal prices relative to earnings, primarily because their profits recently declined when patents on existing products expired.


As an investment style, we currently believe that it is likely that the value-oriented approach will continue to produce higher returns than the growth style. During the bull market of the late 1990s, growth sectors had very strong performance. The valuation of growth stocks reached unsustainable levels, and the market is still working those levels downward. Even though there are signs that the economy is improving, and interest rates remain very low, the current crisis of investor confidence may take some time to fade. While there is no guarantee, history suggests that value investors are typically better equipped to weather such storms.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--91.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--9.3%

American Express                                                                                 40,000                1,452,800

Citigroup                                                                                        52,800                2,046,000

Fannie Mae                                                                                       17,900                1,320,125

FleetBoston Financial                                                                            28,006                  905,994

Wells Fargo                                                                                      14,400                  720,864

                                                                                                                       6,445,783

BASIC INDUSTRIES--3.1%

Air Products & Chemicals                                                                          8,800                  444,136

International Paper                                                                              21,700                  945,686

Praxair                                                                                          12,800                  729,216

                                                                                                                       2,119,038

BEVERAGES & TOBACCO--1.0%

Philip Morris Cos.                                                                               16,000                  698,880

BROADCASTING & PUBLISHING--1.0%

McGraw-Hill Cos.                                                                                 11,600                  692,520

BROKERAGE--5.6%

Goldman Sachs Group                                                                              18,100                1,327,635

Lehman Brothers Holdings                                                                         14,200                  887,784

Morgan Stanley Dean Witter & Co.                                                                 19,700                  848,676

Stilwell Financial                                                                               44,100                  802,620

                                                                                                                       3,866,715

BUSINESS SERVICES--.7%

Tenet Healthcare                                                                                  6,400  (a)             457,920

CAPITAL GOODS--5.4%

Corning                                                                                         111,000                  394,050

Emerson Electric                                                                                 12,300                  658,173

Pitney Bowes                                                                                     25,000                  993,000

Rockwell Collins                                                                                 15,500                  425,010

United Technologies                                                                              19,000                1,290,100

                                                                                                                       3,760,333

CONSUMER DURABLES--4.4%

Ford Motor                                                                                       62,800                1,004,800

Koninklijke (Royal) Philips Electronics
   (New York Shares)                                                                             72,800                2,009,280

                                                                                                                       3,014,080



COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES--4.0%

Clorox                                                                                           15,200                  628,520

J. M. Smucker                                                                                       188                    6,416

Nestle, ADR                                                                                      10,200                  594,150

Pepsi Bottling Group                                                                             26,600                  819,280

Procter & Gamble                                                                                  7,600                  678,680

                                                                                                                       2,727,046

CONSUMER SERVICES--14.1%

Federated Department Stores                                                                      29,600  (a)           1,175,120

Knight-Ridder                                                                                    10,100                  635,795

Liberty Media, Cl. A                                                                            162,600  (a)           1,544,700

McDonald's                                                                                       64,500                1,835,025

Office Depot                                                                                     46,400  (a)             779,520

RadioShack                                                                                       27,800                  835,668

Sears, Roebuck & Co.                                                                             25,500                1,384,650

Walt Disney                                                                                      33,100                  625,590

Winn-Dixie Stores                                                                                59,600                  929,164

                                                                                                                       9,745,232

ENERGY--9.4%

BP, ADR                                                                                          25,600                1,292,544

Conoco                                                                                           43,084                1,197,735

Encana                                                                                           24,794                  758,696

Exxon Mobil                                                                                      65,104                2,664,056

Fording                                                                                           4,615                   87,731

Sunoco                                                                                           13,700                  488,131

                                                                                                                        6,488,893

FINANCIAL SERVICES--1.1%

H&R Block                                                                                        16,400                   756,860

HEALTH CARE--7.0%

Bristol-Myers Squibb                                                                             23,600                   606,520

C.R. Bard                                                                                        19,000                 1,075,020

Guidant                                                                                          18,300  (a)             553,209

Merck & Co.                                                                                      17,600                  891,264

Pharmacia                                                                                        16,300                  610,435

WellPoint Health Networks                                                                        14,100  (a)           1,097,121

                                                                                                                       4,833,569

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HOUSEHOLD APPLIANCES--1.7%

Sony, ADR                                                                                         22,100                1,173,510

INSURANCE--12.6%

Allstate                                                                                          22,000                  813,560

American International Group                                                                      32,796                2,237,671

CIGNA                                                                                             10,700                1,042,394

Chubb                                                                                             10,500                  743,400

John Hancock Financial Services                                                                   13,700                  482,240

Lincoln National                                                                                  25,600                1,075,200

Marsh & McLennan Cos.                                                                              7,500                  724,500

Principal Financial Group                                                                        26,600  (a)             824,600

Radian Group                                                                                     14,500                  708,325

                                                                                                                       8,651,890

TECHNOLOGY--4.8%

Agere Systems, Cl. A                                                                              1,285  (a)               1,799

BMC Software                                                                                     20,800  (a)             345,280

Intel                                                                                            38,300                  699,741

International Business Machines                                                                   7,800                  561,600

KPMG Consulting                                                                                  13,200  (a)             196,152

Lucent Technologies                                                                             119,300                  198,038

Motorola                                                                                         92,200                1,329,524

                                                                                                                       3,332,134

TELECOMMUNICATIONS--.9%

Sprint (FON Group)                                                                                55,500                 588,855

TRANSPORTATION--.8%

CP Railway                                                                                        18,200                 446,264

CP Ships                                                                                           6,950                  70,890

                                                                                                                         517,154

UTILITIES--4.1%

Edison International                                                                             20,600  (a)             350,200

Entergy                                                                                          17,700                  751,188

PG&E                                                                                             61,200  (a)           1,094,868

Verizon Communications                                                                           15,050                  604,258

                                                                                                                       2,800,514

TOTAL COMMON STOCKS

   (cost $64,993,045)                                                                                                 62,670,926


PREFERRED STOCKS--1.8%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR
   (cost $1,555,297)                                                                             62,550                1,235,363
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--9.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;
Federal Farm Credit Bank,
  1.87%, 7/1/2002
   (cost $6,826,000)                                                                          6,826,000                6,826,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $73,374,342)                                                             102.7%               70,732,289

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.7%)              (1,845,607)

NET ASSETS                                                                                       100.0%               68,886,682

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  73,374,342  70,732,289

Cash                                                                     76,596

Receivable for investment securities sold                               795,720

Dividends receivable                                                     45,196

Prepaid expenses                                                          5,733

                                                                     71,655,534
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            49,421

Payable for investment securities purchased                           2,694,388

Accrued expenses and other liabilities                                   25,043

                                                                      2,768,852
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,886,682
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      75,330,879

Accumulated undistributed investment income--net                        125,132

Accumulated net realized gain (loss) on investments                 (3,927,276)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (2,642,053)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       68,886,682

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         34,499,907    34,386,775

Shares Outstanding                                      2,695,699     2,687,633
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.80         12.79

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,436 foreign taxes witheld at source)         388,422

Interest                                                                39,659

TOTAL INCOME                                                           428,081

EXPENSES:

Investment advisory fee--Note 3(a)                                     246,159

Distribution fees--Note 3(b)                                            36,546

Professional fees                                                       12,866

Prospectus and shareholders' reports                                    11,580

Custodian fees--Note 3(b)                                                6,606

Shareholder servicing costs--Note 3(b)                                     270

Trustees' fees and expenses--Note 3(c)                                      16

Miscellaneous                                                            3,185

TOTAL EXPENSES                                                         317,228

Less--waiver of fees due to

  undertaking--Note 3(a)                                              (14,652)

NET EXPENSES                                                           302,576

INVESTMENT INCOME--NET                                                 125,505
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (2,784,479)

Net unrealized appreciation (depreciation) on investments          (5,648,444)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,432,923)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,307,418)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            125,505             308,514

Net realized gain (loss) on investments       (2,784,479)            (946,878)

Net unrealized appreciation
   (depreciation) on investments              (5,648,444)             513,040

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  (8,307,418)            (125,324)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (175,330)             (11,915)

Service shares                                  (136,913)                (873)

Net realized gain on investments:

Initial shares                                         --            (432,914)

Service shares                                         --             (31,706)

TOTAL DIVIDENDS                                 (312,243)            (477,408)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,663,099           18,191,167

Service shares                                 17,315,312           21,350,074

Dividends reinvested:

Initial shares                                    175,330              444,829

Service shares                                    136,913               32,579

Cost of shares redeemed:

Initial shares                                (3,279,433)          (3,875,822)

Service shares                                  (568,817)            (373,262)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           18,442,404           35,769,565

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,822,743           35,166,833
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,063,939           23,897,106

END OF PERIOD                                  68,886,682           59,063,939

Undistributed investment income--net              125,132              311,870


                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       334,935            1,248,972

Shares issued for dividends reinvested             12,269               32,257

Shares redeemed                                 (237,527)            (278,274)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     109,677            1,002,955
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,243,464            1,499,786

Shares issued for dividends reinvested              9,581                2,363

Shares redeemed                                  (41,763)             (25,831)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,211,282            1,476,318

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                      Six Months Ended
                                                         June 30, 2002                              Year Ended December 31,
                                                                                 ---------------------------------------------------

INITIAL SHARES                                              (Unaudited)          2001           2000           1999       1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                           14.54          15.10          13.97          11.72         12.50

Investment Operations:

Investment income--net                                          .03(b)          .12(b)         .17(b)        .07(b)           .07

Net realized and unrealized
   gain (loss) on investments                                   (1.70)           (.45)           1.50          2.24          (.77)

Total from Investment Operations                                (1.67)           (.33)           1.67          2.31          (.70)

Distributions:

Dividends from investment
   income--net                                                   (.07)           (.01)          (.16)         (.06)          (.08)

Dividends from net realized
   gain on investments                                              --           (.22)          (.38)            --            --

Total Distributions                                              (.07)           (.23)          (.54)         (.06)          (.08)

Net asset value, end of period                                   12.80           14.54         15.10          13.97          11.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (11.56)(c)          (2.08)          12.06         19.73       (5.59)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         .43(c)             .96            .97          1.00        .67(c)

Ratio of net investment income
   to average net assets                                        .22(c)             .83           1.19           .56        .62(c)

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                          --             .02            .07            .50        .74(c)

Portfolio Turnover Rate                                       23.71(c)           65.13         110.74          97.14      47.37(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           34,500          37,595         23,897         15,343         5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                         Six Months Ended
                                                                            June 30, 2002                Year Ended December 31
                                                                                                          --------------------------

SERVICE SHARES                                                                 (Unaudited)                2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                 14.54               15.09                15.09

Investment Operations:

Investment income--net                                                              .02(b)              .08(b)                 --

Net realized and unrealized
   gain (loss) on investments                                                       (1.71)               (.40)                 --

Total from Investment Operations                                                    (1.69)               (.32)                 --

Distributions:

Dividends from investment income--net                                                (.06)               (.01)                 --

Dividends from net realized gain on investments                                         --               (.22)                  --

Total Distributions                                                                  (.06)               (.23)                 --

Net asset value, end of period                                                       12.79              14.54                 15.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                (11.64)(c)              (2.08)                 --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .50(c)                1.00                  --

Ratio of net investment income
   to average net assets                                                            .14(c)                 .61                  --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                    .05(c)                 .27                  --

Portfolio Turnover Rate                                                           23.71(c)               65.13               110.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               34,387              21,469                    1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering thirteen series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $282 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $512,304 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $387,894 and long-term capital gains $89,514. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.


Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $14,652, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $36,546 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $76 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $6,606 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $30,188,044 and $14,647,660, respectively.

At June 30, 2002, accumulated net unrealized depreciation on investments was $2,642,053, consisting of $3,213,687 gross unrealized appreciation and $5,855,740 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus
                        Investment Portfolios,
                        Core Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  172SA0602




      Dreyfus
      Investment Portfolios,
      Emerging Leaders
      Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                     Emerging Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Russell 2000 Index, a widely accepted benchmark of domestic small-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced a total return of -6.69% for its Initial shares and -6.81% for its Service shares.(1) This compares with a total return of -4.70% for the portfolio's benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

We attribute the portfolio's performance primarily to an exceptionally challenging economic environment. The portfolio posted lower returns than those of its benchmark because of relatively weak returns in a few industry sectors. However, strong performance in health care, utilities, and materials and processing counterbalanced most of these losses.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing in a diversified group of companies that we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The U.S. economy showed signs of recovery during the first half of 2002. However, the unexpectedly slow pace of the recovery, combined with uncertainties surrounding the war on terrorism and questions regarding the credibility of various companies' financial statements, forced most equity prices lower. In this troubled environment, small-cap stocks generally maintained their value to a greater degree than most of their mid- to large-cap counterparts. Most small-cap stocks offered investors greater prospects for growth at lower valuations than did the majority of larger company stocks.

While the portfolio benefited from the trend toward small-cap stocks to a degree, several unexpected developments hurt performance compared to the Index. For example, in light of increasing evidence of an economic recovery the portfolio held a relatively small percentage of financial stocks, as we thought this sector would become vulnerable if interest rates were to rise. However, financial stocks generally provided strong returns throughout reporting period, supported by little evidence the Federal Reserve Board would consider raising interest rates anytime soon. Performance also suffered because of the portfolio's relatively larger position in technology stocks, which we believed were attractively priced at the beginning of the reporting period. Unfortunately, most areas within the technology group declined sharply when earnings failed to rise as rapidly as some analysts predicted. Finally, in autos and transports the portfolio emphasized airline stocks, which were hurt by weakening customer demand.

On the other hand, the portfolio performed significantly more strongly than the Index in several key industry sectors, making up for most of the weakness cited above. In health care, our decision to avoid biotech investments enabled the portfolio to break even, in contrast to the Index's losses in that sector. In particular, the portfolio achieved good returns from HMOs such as Humana, product and service providers such as United Surgical Partners International, and generic drug makers such as Inspire Pharmaceuticals. In the materials and pro-

cessing area, the portfolio took advantage of various trends such as strength in the housing industry (Century Aluminum), rising gold prices (Agnico-Eagle Mines) and steady fundamental demand for packaging products (Silgan Holdings). Among utilities, the portfolio avoided companies that depend on speculative trading or hedging operations. Strong returns were powered by investments in steady service providers such as Western Gas Resources.

What is the portfolio's current strategy?

As of the end of the reporting period, with the pace of economic recovery still in doubt, the portfolio holds relatively large positions in several defensive and cyclical areas, including energy, health care and producer durables. The portfolio holds a smaller percentage of technology, financial and consumer stocks than the Index. Within all investment areas, we continue to employ our disciplined investment approach in the search for tomorrow's emerging leaders.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


COMMON STOCKS--97.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES--5.8%

Alberto-Culver, Cl. A                                                                             7,000                  316,260

Boston Beer, Cl. A                                                                               27,500  (a)             437,250

Dean Foods                                                                                        8,000  (a)             298,400

Smithfield Foods                                                                                 21,500  (a)             398,825

                                                                                                                       1,450,735

CONSUMER SERVICES--8.4%

Education Management                                                                              8,500  (a)             346,205

Emmis Communications, Cl. A                                                                      12,500  (a)             264,875

Entercom Communications                                                                           6,000  (a)             275,400

Hot Topic                                                                                        14,000  (a)             373,940

Joy Global                                                                                       26,000  (a)             461,240

Station Casinos                                                                                  21,000  (a)             374,850

                                                                                                                       2,096,510

ELECTRONIC TECHNOLOGY--3.3%

Adaptec                                                                                          25,000  (a)             197,250

Aeroflex                                                                                         23,500  (a)             163,325

Loral Space & Communications                                                                    189,500  (a)             187,605

Plexus                                                                                           15,000  (a)             271,500

                                                                                                                         819,680

ENERGY MINERALS--5.5%

NOVA Chemicals                                                                                   15,000                  338,100

Pride International                                                                              19,500  (a)             305,370

Ultra Petroleum                                                                                  48,500  (a)             368,115

XTO Energy                                                                                       17,000                  350,200

                                                                                                                       1,361,785

FINANCE--15.8%

Annuity and Life Re Holdings                                                                      9,000                  162,810

Arch Capital Group                                                                               12,500  (a)             351,875

Bank United (CPR)                                                                                 1,400  (a)                 126

Brown & Brown                                                                                    10,500                  330,750

Chittenden                                                                                       12,500                  362,250

Commerce Bancorp                                                                                  6,500                  287,300

Cullen/Frost Bankers                                                                              9,000                  323,550

First Midwest Bancorp                                                                            10,000                  277,800

Horace Mann Educators                                                                            13,500                  252,045

Max Re Capital                                                                                   18,500                  249,750



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Protective Life                                                                                   10,000                 331,000

Texas Regional Bancshares, Cl. A                                                                   7,800                 386,950

Westamerica Bancorporation                                                                         7,500                 296,700

Whitney Holding                                                                                   10,500                 322,770

                                                                                                                       3,935,676

HEALTH SERVICES--5.2%

Beverly Enterprises                                                                              51,500  (a)             391,915

Humana                                                                                           21,000  (a)             328,230

ICN Pharmaceuticals                                                                              10,500                  254,205

Renal Care Group                                                                                 10,500  (a)             327,075

                                                                                                                       1,301,425

HEALTH TECHNOLOGY--7.7%

Axcan Pharma                                                                                     22,500  (a)             336,150

Inspire Pharmaceuticals                                                                         100,000  (a)             385,000

K-V Pharmaceutical, Cl. A                                                                        11,500  (a)             310,500

SICOR                                                                                            21,000  (a)             389,340

United Surgical Partners International                                                           16,000  (a)             488,160

                                                                                                                       1,909,150

INDUSTRIAL SERVICES--3.9%

Hanover Compressor                                                                               20,000  (a)             270,000

Rowan Cos.                                                                                       14,500                  311,025

Shaw Group                                                                                       12,500  (a)             383,750

                                                                                                                         964,775

NON-ENERGY MINERALS--1.5%

Agnico-Eagle Mines                                                                               25,000                  364,250

PROCESS INDUSTRIES--5.0%

Airgas                                                                                           23,500  (a)             406,550

Ivex Packaging                                                                                   16,500  (a)             375,705

Pope & Talbot                                                                                    24,500                  458,885

                                                                                                                       1,241,140

PRODUCER MANUFACTURING--12.8%

American Axle & Manufacturing Holdings                                                           14,000  (a)             416,360

CIRCOR International                                                                             15,000                  257,250

MagneTek                                                                                         29,000  (a)             287,100

Mettler-Toledo International                                                                      9,500  (a)             350,265

National-Oilwell                                                                                 13,000  (a)             273,650

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Silgan Holdings                                                                                  11,000  (a)             444,840

Terex                                                                                            16,500  (a)             371,085

Triumph Group                                                                                     9,000  (a)             401,400

United Defense Industries                                                                        16,000  (a)             368,000

                                                                                                                       3,169,950

RETAIL TRADE--4.0%

J. Jill Group                                                                                    10,500  (a)             398,475

99 Cents Only Stores                                                                              8,666  (a)             222,283

Talbots                                                                                          11,000                  385,000

                                                                                                                       1,005,758

TECHNOLOGY SERVICES--10.4%

Global Payments                                                                                  12,000                  357,000

Integrated Circuit Systems                                                                       20,000  (a)             403,800

J.D. Edwards & Co.                                                                               32,500  (a)             394,875

NDCHealth                                                                                        15,000                  418,500

NetFlix                                                                                          22,500                  314,775

NetIQ                                                                                            16,500  (a)             373,395

Network Associates                                                                               17,000  (a)             327,590

                                                                                                                       2,589,935

TRANSPORTATION--4.1%

EGL                                                                                              22,500  (a)             381,600

Frontline                                                                                        30,000                  286,200

Knight Transportation                                                                            15,500  (a)             359,445

                                                                                                                       1,027,245

UTILITIES--3.8%

Black Hills                                                                                       5,200                  179,972

Cleco                                                                                             9,000                  197,100

Vectren                                                                                           9,000                  225,900

Western Gas Resources                                                                             9,000                  336,600

                                                                                                                         939,572

TOTAL COMMON STOCKS
   (cost $22,477,790)                                                                                                 24,177,586


SHORT-TERM INVESTMENTS--3.5%                                                                    Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------


REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       286,471  (b)             286,471

Dreyfus Institutional Cash Advantage Plus Fund                                                  286,472  (b)             286,472

Dreyfus Institutional Preferred Plus Money Market Fund                                          286,472  (b)             286,472

TOTAL SHORT-TERM INVESTMENTS
   (cost $859,415)                                                                                                       859,415
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $23,337,205)                                                             100.7%               25,037,001

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.7%)                (173,599)

NET ASSETS                                                                                       100.0%               24,863,402

(A) NON-INCOME PRODUCING.

(B)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE
     PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  23,337,205  25,037,001

Cash                                                                     29,254

Receivable for investment securities sold                                40,341

Dividends and interest receivable                                         6,138

Prepaid expenses                                                          1,098

                                                                     25,113,832
--------------------------------------------------------------------------------

LIABILITES ($):

Due to The Dreyfus Corporation and affiliates                            22,215

Payable for investment securities purchased                             128,785

Payable for shares of Beneficial Interest redeemed                       80,217

Accrued expenses                                                         19,213

                                                                        250,430
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       24,863,402
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      24,739,353

Accumulated investment (loss)                                           (57,144)

Accumulated net realized gain (loss) on investments                  (1,518,603)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,699,796
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       24,863,402

NET ASSET VALUE PER SHARE

Shares                                            Initial Shares      Service
--------------------------------------------------------------------------------

Net Assets ($)                                         15,756,359    9,107,043

Shares Outstanding                                        911,528      527,987
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               17.29        17.25

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $219 foreign taxes withheld at source)           69,669

Interest                                                                11,902

TOTAL INCOME                                                            81,571

EXPENSES:

Investment advisory fee--Note 3(a)                                     103,679

Auditing fees                                                           11,820

Distribution fees--Note 3(b)                                             9,089

Prospectus and shareholders' reports                                     8,045

Custodian fees--Note 3(b)                                                3,823

Legal fees                                                               1,670

Shareholder servicing costs --Note 3(b)                                    276

Trustees' fees and expenses--Note 3(c)                                     235

Miscellaneous                                                               78

TOTAL EXPENSES                                                         138,715

INVESTMENT (LOSS)                                                      (57,144)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (430,951)

Net unrealized appreciation (depreciation) on investments           (1,377,871)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,808,822)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,865,966)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                           June 30, 2002            Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (57,144)             (44,865)

Net realized gain (loss) on investments         (430,951)            (844,848)

Net unrealized appreciation
   (depreciation) on investments              (1,377,871)           1,960,602

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (1,865,966)           1,070,889
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Initial shares                                         --             (3,153)

Service shares                                         --                (82)

TOTAL DIVIDENDS                                        --             (3,235)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 5,466,444          11,258,210

Service shares                                 5,285,386           4,665,119

Dividends reinvested:

Initial shares                                        --               3,153

Service shares                                        --                  82

Cost of shares redeemed:

Initial shares                                (1,824,248)          (4,608,821)

Service shares                                  (236,314)            (250,066)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            8,691,268           11,067,677

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,825,302           12,135,331
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            18,038,100           5,902,769

END OF PERIOD                                  24,863,402          18,038,100


                                        Six Months Ended
                                           June 30, 2002            Year Ended
                                             (Unaudited)     December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       292,673              648,465

Shares issued for dividends reinvested                 --                  196

Shares redeemed                                   (99,431)            (276,585)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     193,242              372,076
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       285,560              271,017

Shares issued for dividends reinvested                 --                    5

Shares redeemed                                   (13,091)             (15,533)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     272,469              255,489

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                Six Months Ended
                                                                   June 30, 2002               Year Ended December 31,
                                                                                             --------------------------
INITIAL SHARES                                                        (Unaudited)         2001       2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                       18.53         17.05      13.44          12.50
Investment Operations:

Investment income (loss)--net                                              (.04)(b)       (.08)(b)   (.09)(b)        .01

Net realized and unrealized gain
   (loss) on investments                                                   (1.20)         1.57       4.30            .93

Total from Investment Operations                                           (1.24)         1.49       4.21            .94

Distributions:

Dividends from investment income--net                                         --           --        (.01)            --

Dividends from net realized gain on investments                               --         (.01)       (.59)            --

Total Distributions                                                           --         (.01)       (.60)            --

Net asset value, end of period                                             17.29        18.53       17.05          13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                          (6.69)(c)      8.74       31.70           7.52(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .56(c)      1.46        1.50            .07(c)

Ratio of net investment income
   (loss) to average net assets                                            (.21)(c)      (.44)       (.59)           .04(c)

Decrease reflected in above expense
  ratios due to undertakings by
   The Dreyfus Corporation                                                    --          .16         .70           1.25(c)

Portfolio Turnover Rate                                                    55.86(c)    175.21      234.94           1.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     15,756       13,308       5,902          2,150

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                                          Six Months Ended
                                                                             June 30, 2002    Year Ended December 31,
                                                                                             --------------------------
SERVICE SHARES                                                                 (Unaudited)       2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                18.51       17.05       17.05

Investment Operations:

Investment (loss)                                                                    (.06)(b)    (.08)(b)      --

Net realized and unrealized gain
   (loss) on investments                                                            (1.20)       1.55          --

Total from Investment Operations                                                    (1.26)       1.47          --

Distributions:

Dividends from net realized gain on investments                                        --        (.01)         --

Net asset value, end of period                                                      17.25       18.51       17.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                    (6.81)(c)    8.62          --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .68(c)     1.50          --

Ratio of investment (loss)
   to average net assets                                                             (.33)(c)    (.49)         --

Decrease reflected in above expense
  ratios due to undertaking by
   The Dreyfus Corporation                                                             --         .30          --

Portfolio Turnover Rate                                                              55.86(c)   175.21     234.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                               9,107        4,730          1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering thirteen series, including the Emerging Leaders Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $151 during the period ended June 30, 2002 based on avail-

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

able cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $928,554 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $3,235. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.


NOTE 3-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of average daily net assets of their class. During the period ended June 30, 2002, there was no expense reimbursement pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $9,089 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $43 pursuant to the transfer agency agreement.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $3,823 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $1,856 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $20,374,329 and $12,247,228, respectively.

At June 30, 2002, accumulated net unrealized appreciation on investments was $1,699,796, consisting of $2,790,613 gross unrealized appreciation and $1,090,817 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Emerging Leaders Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  192SA0602





      Dreyfus
      Investment Portfolios,
      Emerging Markets
      Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                                 Dreyfus Investment Portfolios,
                                                     Emerging Markets Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Investment Portfolios, Emerging Markets Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced total returns of 6.43% for its Initial shares and 6.43% for its Service shares.(1) This compares with the -2.07% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), for the same period.(2)

We attribute the portfolio's performance to an improving investment environment during the reporting period, during which stocks in the emerging markets generally produced better returns than those in the developed markets. We are pleased that our individual stock selection strategy enabled the portfolio to produce higher returns than the MSCI EMF Index.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing at least 80% of its assets in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When selecting stocks, we seek to identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. This approach emphasizes individual stock selection rather than economic or industry trends and focuses on three key factors:

* VALUE -- how a stock is valued relative to its intrinsic worth based on traditional measures,

* BUSINESS HEALTH -- overall efficiency and profitability as measured by return on assets and return on equity, and

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

* BUSINESS MOMENTUM -- the presence of a catalyst that potentially will trigger a price increase near- or midterm.

What other factors influenced the portfolio's performance?

The past six months have been very positive for the emerging markets, largely because of the improved economic environment in the United States. Emerging market countries rely heavily on exports to the U.S. and other industrialized nations and when global demand increases, the stocks of many emerging market companies perform well.

When the reporting period began, many U.S. electronics companies had begun to rebuild their inventories, which created a need for increased production from emerging market manufacturers. In this environment, the portfolio's holdings in Taiwanese semiconductor companies and South Korean electronics firms performed well. Both were areas in which the portfolio was heavily concentrated. After our holdings in these types of companies rose, we trimmed our exposure and took profits, which benefited the portfolio during the second half of the reporting period.

Greater economic autonomy of many emerging market nations was another major factor contributing to the portfolio's performance. Many but not all emerging market countries have developed strong local economies, and have also gradually de-linked their currencies to the U.S. dollar. In the process of supporting their floating rate currencies, some emerging market governments have implemented long-awaited reforms in their financial systems and fiscal policies, including privatization of state-owned industries, improvements in regulatory and legal processes and a greater focus on shareholder value. In our view, all of these are positive developments. Argentina's ongoing financial and currency problems represent a clear example of how greater economic autonomy has helped insulate neighboring countries from what we believe would most certainly have been a more contagious problem several years ago.

The portfolio benefited most from its holdings in India, Eastern Europe and Africa during the reporting period. In India, the portfolio's best returns stemmed from its holdings in a major gas authority, an engineering company, and a state-owned bank. In Russia, an oil and gas company benefited from rising oil prices, and several South African consumer products holdings, including food and beverage companies, reported strong returns. On the other hand, Latin American countries generally performed poorly during the reporting period. We helped the fund avoid the brunt of the region's problems by focusing on relatively defensive companies in Mexico and limiting the portfolio's exposure to Argentina and Brazil. We remain concerned that upcoming elections in Brazil might threaten the current pace of the country's fiscal reforms.

What is the portfolio's current strategy?

We believe that economic reforms in many emerging market countries have unearthed a number of compelling investment opportunities. As of the end of the reporting period, we have continued to favor relatively defensive companies, including an Indian aluminum manufacturer, a steel company in Taiwan and a cement firm in Mexico. We believe these companies illustrate our current desire to maintain a fairly cautious approach, at least until we have more confidence in the growth of the global economy.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                        The Portfolio


STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


COMMON STOCKS--95.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ARGENTINA--.5%
Perez Companc, ADR                                                                                7,821  (a)              44,580
BRAZIL--8.8%

Banco Itau, ADR                                                                                   3,780                  105,840

Companhia de Saneamento Basico do Estado de Sao Paulo                                             2,960                  104,590

Empresa Brasileira de Aeronautica, ADR                                                            2,300                   49,220

Petroleo Brasileiro, ADR                                                                         12,040                  227,074

Tele Celular Sul Participacoes, ADR                                                               4,400                   48,488

Tele Norte Leste Participacoes, ADR                                                               7,100                   70,645

Telecomunicacoes Brasileiras, ADR                                                                 4,800                  108,864

Ultrapar Participacoes, ADR                                                                       6,400                   46,400

Unibanco, GDR                                                                                     6,650                  109,725

                                                                                                                         870,846

CHILE--.5%

Quinenco, ADR                                                                                    11,000                   53,625

CHINA--4.0%

Aluminum Corporation of China                                                                   210,000                   38,769

PetroChina, Cl. H                                                                               326,000                   69,379

PetroChina, ADR                                                                                   1,500                   32,940

Quingling Motors, Cl. H                                                                         447,000                   61,892

Shangdong International Power Development, Cl. H                                                284,000                   76,462

Sinopec Shanghai Petrochemical                                                                  315,000  (a)              46,846

Sinopec Yizheng Chemical Fibre, Cl. H                                                           425,000                   65,929

                                                                                                                         392,217

CROATIA--.7%

Pliva d.d., GDR                                                                                   4,900  (b)              72,226

CZECH REPUBLIC--.9%

CEZ                                                                                              29,700                   88,561

EGYPT--2.1%

Commercial International Bank, GDR                                                               13,700  (b)              71,651

Misr International Bank, GDR                                                                      7,500  (b)              12,563

Orascom Construction Industries                                                                   4,860                   30,818

Suez Cement, GDR                                                                                 13,032  (b)              89,921

                                                                                                                         204,953

HONG KONG--2.7%

Brilliance China Automotive                                                                     323,000                   43,895

China Mobil (Hong Kong)                                                                          27,500  (a)              81,442


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

China Mobil (Hong Kong), ADR                                                                      7,400  (a)             108,188

Shanghai Industrial Holdings                                                                     20,000                   38,590

                                                                                                                         272,115

HUNGARY--2.9%

EGIS                                                                                                670                   39,085

Gedeon Richter                                                                                      600                   34,515

MOL Magyar Olaj-es Gazipari                                                                       4,400                   83,597

Magyar Tavkozlesi                                                                                26,200                   84,167

OTP Bank                                                                                          6,200                   48,977

                                                                                                                         290,341

INDIA--12.0%

BSES, GDR                                                                                         5,150  (b)              79,310

Bajaj Auto, GDR                                                                                   7,800  (b)              79,560

Gas Authority of India, GDR                                                                       8,800  (b)              80,256

Grasim Industries, GDR                                                                            9,300  (b)              61,612

Hindalco Indusries, GDR                                                                           7,000  (b)             112,000

ICICI Bank, ADR                                                                                   7,750                   54,250

ITC, GDR                                                                                          5,700  (b)              75,753

Indian Hotels, GDR                                                                               11,650  (b)              50,678

Mahanagar Telephone Nigam, ADR                                                                   23,050  (a)             135,534

Mahindra & Mahindra, GDR                                                                         25,050  (b)              56,362

Reliance Industries, GDR                                                                         17,750  (a,b)           213,000

State Bank of India, GDR                                                                          9,800  (b)             112,700

Tata Engineering & Locomotive, GDR                                                               25,600  (a,b)            79,360

                                                                                                                       1,190,375

INDONESIA--1.9%

PT Indofood Sukses Makmur                                                                       575,000                   70,943

PT Indonesian Satellite                                                                          41,000                   51,526

PT Telekomunikasi Indonesia                                                                     158,000                   68,002

                                                                                                                         190,471

ISRAEL--3.6%

AudioCodes                                                                                        8,800  (a)              21,208

Bank Hapoalim                                                                                   114,450                  179,798

Check Point Software Technologies                                                                 5,500  (a)              74,580

ECI Telecom                                                                                      11,200  (a)              33,600

Taro Pharmaceutical Industries                                                                    2,000  (a)              49,040

                                                                                                                         358,226

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MALAYSIA--2.8%

Genting                                                                                           6,000                   23,052

Malaysia International Shipping                                                                  55,500                  104,428

Sime Darby                                                                                      110,500                  145,395

                                                                                                                         272,875

MEXICO--11.5%

Alfa, Ser. A                                                                                     30,300  (a)              51,103

Apasco                                                                                           14,300                   83,983

Cemex                                                                                            13,039                   68,985

Coca-Cola Femsa, ADR                                                                              2,000                   48,000

Consorcio ARA                                                                                    42,000  (a)              61,138

Controladora Comercial Mexicana                                                                 161,500                   95,496

Desc, Ser. B                                                                                    157,600                   87,810

Grupo Aeroportuario del Sureste, ADR                                                              3,000                   38,700

Grupo Continental                                                                                40,200                   55,290

Grupo Financiero BBVA Bancomer                                                                   60,000  (a)              48,971

Kimberly-Clark de Mexico, Cl. A                                                                  93,100                  247,681

Telefonos de Mexico, Ser. L, ADR                                                                  7,900  (a)             253,432

                                                                                                                       1,140,589

PANAMA--.3%

Banco Latinoamericano de Exportaciones, Cl. E                                                     2,500                   31,375

PHILIPPINES--2.8%

ABS-CBN Broadcasting                                                                             61,200  (a)              27,362

Bank of the Philippine Islands                                                                   24,960                   23,807

Manila Electric, Cl. B                                                                          222,000  (a)             130,134

Philippine Long Distance Telephone                                                                8,000  (a)              58,818

Philippine Long Distance Telephone, ADR                                                           5,100  (a)              38,046

Universal Robina                                                                                 44,000                    3,978

                                                                                                                         282,145

POLAND--2.9%

Bank Przemyslowo-Handlowy PBK                                                                       675                   40,390

KGHM Polska Miedz                                                                                37,341                  121,375

Polski Koncern Naftowy Orlen                                                                     13,000  (a)              57,301

Telekomunikacja Polska                                                                           24,201  (a)              65,851

                                                                                                                         284,917

RUSSIA--1.2%

LUKOIL, ADR                                                                                       1,850                  120,250


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH AFRICA--7.1%

ABSA                                                                                             42,600                  134,751

Aveng                                                                                            49,500                   38,578

Bidvest                                                                                          14,100                   63,186

Foschini                                                                                         57,900                   49,073

Metro Cash and Carry                                                                            147,222                   35,855

Nampak                                                                                           78,162                  104,317

Nedcor                                                                                           15,639                  178,253

Steinhoff International                                                                          27,000                   21,700

Tiger Brands                                                                                     12,400                   84,559

                                                                                                                         710,272

SOUTH KOREA--10.1%

Hyundai Motor, GDR                                                                               15,200  (b)              87,400

KT, ADR                                                                                           6,300                  136,395

Kookmin Bank, ADR                                                                                 4,685                  230,268

Korea Electric Power, ADR                                                                        25,100                  262,797

POSCO, ADR                                                                                        3,200                   87,264

Samsung Electronics, GDR                                                                            880  (b)             120,824

Samsung SDI, GDR                                                                                  4,000                   77,200

                                                                                                                       1,002,148

TAIWAN--9.2%

Advanced Semiconductor Engineering                                                               71,190  (a)              47,304

Advanced Semiconductor Engineering, ADR                                                           2,818  (a)               9,158

Asustek Computer                                                                                 39,000                  117,315

China Steel                                                                                      86,240                   44,398

Compal Electronics                                                                               99,000  (a)              95,118

Compal Electronics, GDR                                                                           3,204                   12,464

Elan Microelectronics                                                                            41,600                   43,953

Nan Ya Plastic                                                                                   65,740                   61,588

Nien Hsing Textile                                                                               52,000                   44,825

Powerchip Semiconductor, GDR                                                                     12,900  (a,b)            59,985

Sinopac Holdings                                                                                267,128                  116,734

Taiwan Cellular                                                                                  54,000                   69,015

United Microelectronics                                                                          99,000  (a)             118,824

Yageo                                                                                           166,000  (a)              73,535

                                                                                                                         914,216

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

THAILAND--3.1%

Hana Microelectronics                                                                            14,000                   23,769

PTT Exploration and Production                                                                   35,200                  100,874

Siam Commercial Bank                                                                            108,000  (a)              76,075

Thai Farmers Bank                                                                               130,000  (a)             104,094

                                                                                                                         304,812

TURKEY--1.3%

Akcansa Cimento                                                                               7,719,800                   38,538

Tupras-Turkiye Petrol Rafinerileri                                                           17,760,000                   72,948

Yapi ve Kredi Bankasi                                                                        22,229,100  (a)              22,124

                                                                                                                         133,610

UNITED KINGDOM--2.3%

Dimension Data                                                                                  107,400  (a)              67,447

Old Mutual                                                                                      114,900                  164,113

                                                                                                                         231,560

TOTAL COMMON STOCKS
   (cost $9,531,374)                                                                                                   9,457,305
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais
   (cost $135,602)                                                                               11,046                  125,132
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--20.1%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       666,666  (c)             666,666

Dreyfus Institutional Cash Advantage Plus Fund                                                  666,667  (c)             666,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          666,667  (c)             666,667

TOTAL SHORT-TERM INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $11,666,976)                                                              116.6%              11,582,437

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (16.6%)             (1,644,303)

NET ASSETS                                                                                        100.0%               9,938,134

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002,
     THESE SECURITIES AMOUNTED TO $1,515,161 OR 15.2% OF NET ASSETS.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE
     PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).\

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  11,666,976  11,582,437

Cash                                                                    204,734

Cash denominated in foreign currencies                      324,103     328,143

Receivable for investment securities sold                               205,082

Dividends and interest receivable                                        37,530

Prepaid expenses                                                            975

                                                                     12,358,901
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,654

Payable for shares of Beneficial Interest redeemed                    2,209,303

Payable for investment securities purchased                             157,967

Net unrealized depreciation on forward currency
  exchange contracts--Note 4                                                 83

Accrued expenses                                                         46,760

                                                                      2,420,767
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,938,134
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      10,183,099

Accumulated undistributed investment income--net                         79,359

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                        (242,312)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      (82,012)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,938,134

NET ASSET VALUE PER SHARE

Shares                                             Initial Shares       Service
--------------------------------------------------------------------------------

Net Assets ($)                                          9,184,133       754,001

Shares Outstanding                                        910,120        74,688
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.09         10.10

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,424 foreign taxes withheld at source)        157,758

Interest                                                                 5,818

TOTAL INCOME                                                           163,576

EXPENSES:

Investment advisory fee--Note 3(a)                                      52,636

Custodian fees                                                          52,869

Prospectus and shareholders' reports                                    13,602

Auditing fees                                                            9,681

Legal fees                                                                 687

Distribution fees--Note 3(b)                                               600

Shareholder servicing costs--Note 3(b)                                     334

Trustees' fees and expenses--Note 3(c)                                     249

Miscellaneous                                                            6,339

TOTAL EXPENSES                                                         136,997

Less--waiver of fees and assumption of expenses by

  The Dreyfus Corporation due to undertaking--Note 3(a)                (52,780)

NET EXPENSES                                                            84,217

INVESTMENT INCOME--NET                                                  79,359
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                    181,417

Net realized gain (loss) on forward currency exchange contracts         (7,304)

NET REALIZED GAIN (LOSS)                                               174,113

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                        (50,239)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 123,874

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   203,233

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             79,359               52,443

Net realized gain (loss) on investments           174,113             (265,200)

Net unrealized appreciation (depreciation)
   on investments                                 (50,239)             435,281

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      203,233              222,524
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (30,371)

Service shares                                         --               (1,201)

TOTAL DIVIDENDS                                        --              (31,572)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 32,051,920           13,118,634

Service shares                                    838,167              231,982

Dividends reinvested:

Initial shares                                         --               30,371

Service shares                                         --                1,201

Cost of shares redeemed:

Initial shares                                (28,771,698)          (9,824,770)

Service shares                                   (280,567)             (23,624)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             3,837,822            3,533,794

TOTAL INCREASE (DECREASE) IN NET ASSETS         4,041,055            3,724,746
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,897,079            2,172,333

END OF PERIOD                                   9,938,134            5,897,079

Undistributed investment income--net               79,359                   --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     3,064,345            1,448,094

Shares issued for dividends reinvested                 --                3,283

Shares redeemed                                (2,752,498)          (1,088,512)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     311,847              362,865
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        78,918               25,920

Shares issued for dividends reinvested                 --                  130

Shares redeemed                                   (27,691)              (2,643)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      51,227               23,407

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                Six Months Ended
                                                                   June 30, 2002                  Year Ended December 31,
                                                                                         -------------------------------------------

INITIAL SHARES                                                        (Unaudited)            2001          2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                        9.48             9.23         13.63          12.50
Investment Operations:
Investment income--net                                                       .10(b)           .15(b)        .04(b)         .02

Net realized and unrealized gain (loss)
   on investments                                                            .51              .16         (4.37)          1.11

Total from Investment Operations                                             .61              .31         (4.33)          1.13

Distributions:

Dividends from investment income--net                                         --             (.06)         (.06)            --

Dividends from net realized gain
   on investments                                                             --               --          (.01)            --

Total Distributions                                                           --             (.06)         (.07)            --

Net asset value, end of period                                             10.09             9.48          9.23          13.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                            6.43(c)          3.32        (31.81)          9.04(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .99(c)          2.00          2.00            .09(c)

Ratio of net investment income
   to average net assets                                                     .94(c)          1.70           .36            .18(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                                .62(c)          3.40          1.86           1.51(c)

Portfolio Turnover Rate                                                    49.44(c)        119.06        123.49            .43(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      9,184            5,675         2,172          2,181

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                        Six Months Ended
                                                                            June 30, 2002         Year Ended December 31,
                                                                                                 -----------------------
SERVICE SHARES                                                                 (Unaudited)         2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                 9.49          9.23            9.23

Investment Operations:

Investment income--net                                                                .08(b)        .16(b)           --

Net realized and unrealized gain
   (loss) on investments                                                              .53           .16              --

Total from Investment Operations                                                      .61           .32              --

Distributions:

Dividends from investment income--net                                                  --          (.06)             --

Net asset value, end of period                                                      10.10          9.49            9.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     6.43(c)       3.43              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                               .99(c)       2.00              --

Ratio of net investment income
   to average net assets                                                              .80(c)       1.74              --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                     .73(c)       3.64              --

Portfolio Turnover Rate                                                             49.44(c)     119.06          123.49
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period ($ x 1,000)                                                 754           223               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Emerging Markets Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $340,500 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $60,888 of the carryover expires in fiscal 2008 and $279,612 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $31,572. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fee and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $52,780, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $600 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $129 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $1,232 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2002, amounted to $8,063,220 and $3,703,162, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain oneach open contract. The following summarizes open forward currency exchange contracts at June 30, 2002:



                                                       Foreign
Forward Currency                                      Currency                                                     Unrealized
    Exchange Contracts                                 Amounts         Proceeds ($)          Value ($)       (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------
SALES:

Israeli Shekel,
    expiring 7/1/2002                                  293,473              61,654             61,719                      (65)

Mexican Peso,
    Expiring 7/1/2002                                  201,347              20,195             20,213                      (18)

TOTAL                                                                                                                      (83)


At June 30, 2002, accumulated net unrealized depreciation on investments was $84,539, consisting of $817,842 gross unrealized appreciation and $902,381 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus  Investment Portfolios,
                        Emerging Markets Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  191SA0602





      Dreyfus
      Investment Portfolios,
      European Equity
      Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                                 Dreyfus Investment Portfolios,
                                                      European Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Aaron Barnfather.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Investment Portfolios, European Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced total returns of -8.04% for Initial shares and -7.98% for Service shares.(1) For the same period, the Financial Times Eurotop 300 Index ("FTSE 300 Index"), the portfolio's benchmark, produced a total return of -3.53%.(2)

The portfolio and market's performance was hurt during the reporting period by negative investor sentiment caused by several factors, including accounting scandals among a number of multinational corporations, the uncertain pace of the global economic recovery and corporate earnings that failed to meet analysts' expectations. Factors that contributed to the portfolio's relative underperformance were a slight underweighting for part of the reporting period in non-cyclical goods such as beverages and tobacco, along with considerable daily cash flow movements throughout the reporting period.

As of July 11, 2002, the portfolio was closed to new investors as a result of the Board of Trustees' of Dreyfus Investment Portfolios approving a proposal to liquidate European Equity Portfolio. It is anticipated that the liquidation of the portfolio will take place on or about October 21, 2002.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. The portfolio's investments generally are selected from the universe of the 300 largest European companies.

In choosing stocks, the portfolio establishes a global framework within which to select investments. This involves identifying and forecasting: key trends in global economic variables such as gross domestic product, inflation and interest rates; investment themes such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements. Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess sustainable competitive advantages in their market or sec-

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tor. The portfolio generally will sell securities when themes or strategies change or when the portfolio manager determines that the company's prospects have changed or its stock is fully valued by the market.

What other factors influenced the portfolio's performance?

The portfolio was influenced by heightened market volatility caused by negative investor sentiment. Economically, the early stages of global expansion were relatively slow and uncertain, constrained by the adverse effects of a strengthening euro on exports to the United States. In addition, the slow-growth economy limited companies' abilities to improve their profitability, which lagged substantially behind many analysts' expectations. Investors across the world were further discouraged by accounting scandals that began with the collapse of energy giant Enron Corp. and spread to a number of other multinational corporations.

In this environment, we maintained a generally defensive posture, focusing on reasonably valued stocks of companies that have been able to maintain positive levels of earnings growth. This focus led us primarily to economically sensitive companies, such as services and basic industries. Our defensive stance generally led us to avoid what we believed to be relatively highly valued companies, including those in the technology hardware, pharmaceuticals and retail food industries.

We also favored companies that, in our view, enjoyed strong balance sheets, and we avoided those that we considered highly leveraged. This investment theme caused us to reduce the portfolio's exposure to telecommunications companies, and increase holdings in the industrials and basic industries groups. Our security selection strategy in these sectors focused on individual companies, such as paper and forest products manufacturer Stora Enso and industrial gases business L' Air Liquide, that we believed would benefit from strong competitive positions in their markets and the ability to control prices for their products and services. Within the financial services group, we favored financially strong banks with high dividend yields and stock buy-back programs such as Danske Bank. We tended to avoid insurance companies whose earnings were hurt by declining stock prices.

Another investment theme that we focused on during the reporting period was our "outsourcing" theme, in which providers of specialized corporate services are expected to benefit from a trend in which large corporations entrust non-core activities to vendors such as Vivendi Environnement. Although Vivendi Environnement was recently hurt by concerns regarding its parent company, we continue to believe that the business has excellent growth potential.

What is the portfolio's current strategy?

In our opinion, certain investment themes are likely to drive the market over the long term. Among them is a change in the inflation cycle, which we believe has reached a low point and has prompted a revaluation of many stocks and industry groups. We hope to benefit from this trend by avoiding the most highly valued stocks and focusing on those with lower valuations, strong business fundamentals, positive cash flows and sustained earnings growth. In the meantime, we are watchful for opportunities to take advantage of market weakness and add to our best stock ideas. In our view, our disciplined, stock-by-stock security selection strategy is the right approach to help us identify investment opportunities in today's low-inflation and low-growth environment.

After October 16, 2002, shares in the European Equity Portfolio will be exchanged for shares in the Dreyfus Variable Investment Fund, Money Market Portfolio. Prior to that date, shares may be transferred into another subaccount of your variable annuity contract, which offers several investment options that you may consider as attractive alternatives.

If you have questions about your account or other investment options, please consult your financial representative.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)


COMMON STOCKS--96.5%                                                                             Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--1.3%

Erste Bank der oesterreichischen Sparkassen                                                       3,680                  264,145

BELGIUM--1.3%

Omega Pharma                                                                                      5,790                  260,502

DENMARK--4.3%

Danske Bank                                                                                      14,120                  260,916

ISS                                                                                               5,520  (a)             292,379

Novo Nordisk, Cl. B                                                                               8,970                  297,995

                                                                                                                         851,290

FINLAND--6.1%

Fortum                                                                                           41,500                  239,622

Metso                                                                                            20,950                  276,642

Nokia                                                                                            26,440                  388,745

Stora Enso, Cl. R                                                                                22,780                  314,140

                                                                                                                       1,219,149

FRANCE--17.2%

Aventis                                                                                           7,810                  555,941

Business Objects                                                                                  5,350  (a)             157,374

Credit Agricole                                                                                   8,110                  181,033

L'Air Liquide                                                                                     2,245                  347,008

Lafarge                                                                                           3,500                  350,707

Pechiney, Cl. A                                                                                   2,100                   96,358

Schneider Electric                                                                                6,610                  357,071

Societe Generale                                                                                  5,540                  366,599

TotalFinaElf                                                                                      3,840                  626,309

Vivendi Environnement                                                                            12,710                  394,050

                                                                                                                       3,432,450

GERMANY--4.5%

Deutsche Bank                                                                                     2,500                  174,486

Deutsche Boerse                                                                                   5,240                  222,240

Muenchener Rueckversicherungs-Gesellschaft                                                        1,220                  289,882

Volkswagen                                                                                        4,390                  214,282

                                                                                                                         900,890

IRELAND--2.6%

DePfa Bank                                                                                        3,680                  200,801

Irish Life & Permanent                                                                           14,800                  215,107

Riverdeep                                                                                        39,200  (a)             104,615

                                                                                                                         520,523


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY--7.4%

Amplifon                                                                                          7,090                  167,409

Assicurazioni Generali                                                                           13,570                  322,703

ENI                                                                                              24,260                  388,102

IntesaBci                                                                                        89,330                  275,001

Telecom Italia                                                                                   41,950                  332,658

                                                                                                                       1,485,873

NETHERLANDS--4.6%

Koninklijke (Royal) KPN                                                                          57,700  (a)             271,337

Koninklijke (Royal) Philips Electronics                                                           4,810                  134,905

VNU                                                                                               9,860                  275,268

Vedior                                                                                           16,350                  227,092

                                                                                                                         908,602

SPAIN--1.8%

Aldeasa                                                                                           3,954                   63,706

Aurea Concesiones de Infraestructuras del Estado                                                  5,870                  135,399

Endesa                                                                                           10,390                  151,629

                                                                                                                         350,734

SWEDEN--2.0%

Alfa Laval                                                                                       20,030                  201,441

Nordea                                                                                           36,950                  201,959

                                                                                                                         403,400

SWITZERLAND--10.2%

Converium                                                                                         4,410                  228,878

Kuoni Reisen                                                                                        450  (a)             127,556

Nestle                                                                                            2,080  (a)             487,116

Novartis                                                                                         11,850  (a)             523,441

STMicroelectronics                                                                                6,990                  175,103

UBS                                                                                               9,600  (a)             484,957

                                                                                                                       2,027,051

UNITED KINGDOM--33.2%

Abbey National                                                                                    5,600                   66,218

BAE SYSTEMS                                                                                      59,700                  306,332

Barclays                                                                                         49,900                  421,904

Compass Group                                                                                    52,200                  318,220

EMAP                                                                                             14,100                  171,966

Enterprise Inns                                                                                  13,225                  104,322

GlaxoSmithKline                                                                                  20,000                  434,390

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

HBOS                                                                                             13,800                  150,076

HSBC Holdings                                                                                    54,700                  632,150

Imperial Chemical Industries                                                                     48,500                  236,977

Matalan                                                                                          44,400                  212,183

Millennium & Copthorne Hotels                                                                    46,200                  212,294

Minerva                                                                                          41,900                  172,467

mm02                                                                                            167,710  (a)             107,890

Pearson                                                                                          17,400                  173,902

Prudential                                                                                       36,300                  333,604

Serco Group                                                                                      18,500                   56,390

Shell Transport & Trading                                                                       192,600                1,460,277

Standard Chartered                                                                               27,600                  295,924

Vodafone Group                                                                                  413,900                  570,574

William Hill                                                                                      9,000                   36,531

Xstrata                                                                                          11,600  (a)             150,937

                                                                                                                       6,625,528

TOTAL COMMON STOCKS
   (cost $18,691,536)                                                                                                 19,250,137
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.8%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel
   (cost $323,154)                                                                                5,170                  356,989
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $19,014,690)                                                               98.3%              19,607,126

CASH AND RECEIVABLES (NET)                                                                          1.7%                 344,686

NET ASSETS                                                                                        100.0%              19,951,812

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  19,014,690  19,607,126

Cash                                                                    650,074

Receivable for investment securities sold                               180,279

Dividends receivable                                                     53,149

Receivable for shares of Beneficial Interest subscribed                     414

Prepaid expenses                                                            784

                                                                     20,491,826
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             4,621

Payable for shares of Beneficial Interest redeemed                      381,213

Payable for investment securities purchased                             103,586

Accrued expenses                                                         50,594

                                                                        540,014
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       19,951,812
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,452,064

Accumulated undistributed investment income--net                        171,776

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (10,268,867)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      596,839
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       19,951,812

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       19,590,128        361,684

Shares Outstanding                                    1,992,033         36,474
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              9.83           9.92

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $35,652 foreign taxes withheld at source)       322,973

Interest                                                                 2,675

TOTAL INCOME                                                           325,648

EXPENSES:

Investment advisory fee--Note 3(a)                                     123,098

Custodian fees                                                          52,905

Prospectus and shareholders' reports                                    16,807

Auditing fees                                                           14,875

Legal fees                                                               2,561

Shareholder servicing costs--Note 3(b)                                     473

Distribution fees--Note 3(b)                                               447

Loan commitment fees--Note 2                                               150

Miscellaneous                                                            4,138

TOTAL EXPENSES                                                         215,454

Less--waiver of fees due to undetaking--Note 3(a)                      (61,582)

NET EXPENSES                                                           153,872

INVESTMENT INCOME--NET                                                 171,776
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (2,564,224)

Net realized gain (loss) on forward currency exchange contracts          5,705

Net realized gain (loss) on financial futures                          (22,987)

NET REALIZED GAIN (LOSS)                                            (2,581,506)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  1,317,965

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,263,541)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,091,765)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            171,776               240,448

Net realized gain (loss) on investments        (2,581,506)           (6,070,796)

Net unrealized appreciation (depreciation)
   on investments                               1,317,965             2,199,710)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,091,765)           (8,030,058)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (195,597)

Service shares                                         --                (1,737)

TOTAL DIVIDENDS                                        --              (197,334)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                149,045,685           269,610,379

Service shares                                  1,923,528             3,816,564

Dividends reinvested:

Initial shares                                         --               195,597

Service shares                                         --                 1,737

Cost of shares redeemed:

Initial shares                               (151,781,390)        (268,856,682)

Service shares                                 (1,858,311)          (3,515,201)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (2,670,488)           1,252,394

TOTAL INCREASE (DECREASE) IN NET ASSETS        (3,762,253)          (6,974,998)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,714,065           30,689,063

END OF PERIOD                                  19,951,812           23,714,065

Undistributed investment income--net              171,776                   --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                    14,860,270            23,289,192

Shares issued for dividends reinvested                 --                17,926

Shares redeemed                               (15,058,676)          (23,165,652)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (198,406)              141,466
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       193,980               334,787

Shares issued for dividends reinvested                 --                   162

Shares redeemed                                  (184,950)             (307,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,030                27,411

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                            Six Months Ended
                                                               June 30, 2002                    Year Ended December 31,
                                                                                   -------------------------------------------------

INITIAL SHARES                                                    (Unaudited)             2001              2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   10.69             14.98             15.96            12.50

Investment Operations:

Investment income--net                                                   .07(b)            .10(b)            .10(b)           .04(b)

Net realized and unrealized gain (loss)
   on investments                                                       (.93)            (4.31)             (.37)            3.61

Total from Investment Operations                                        (.86)            (4.21)             (.27)            3.65

Distributions:

Dividends from investment income--net                                     --              (.08)             (.03)            (.03)

Dividends from net realized
   gain on investments                                                    --                --              (.68)            (.16)

Total Distributions                                                       --              (.08)             (.71)            (.19)

Net asset value, end of period                                          9.83             10.69             14.98            15.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       (8.04)(c)        (28.13)            (2.00)           29.20(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .62(c)           1.25              1.27             1.01(c)

Ratio of net investment income
   to average net assets                                                 .69(c)            .81               .62              .32(c)

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                                               .25(c)            .19               .33             2.38(c)

Portfolio Turnover Rate                                                63.15(c)         146.49            144.74            99.89(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 19,590            23,418            30,689            6,592

(A) FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                             Six Months Ended
                                                                               June 30, 2002          Year Ended December 31,
                                                                                                     -------------------------

SERVICE SHARES                                                                     (Unaudited)           2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    10.77           14.98       14.98

Investment Operations:

Investment income--net                                                                    .06(b)          .05(b)       --

Net realized and unrealized gain (loss)
   on investments                                                                        (.91)          (4.18)         --

Total from Investment Operations                                                         (.85)          (4.13)         --

Distributions:

Dividends from investment income--net                                                      --            (.08)         --

Net asset value, end of period                                                           9.92           10.77       14.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        (7.98)(c)      (27.59)         --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .61(c)         1.25          --

Ratio of net investment income
   to average net assets                                                                  .64(c)          .43          --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                          .41(c)          .52          --

Portfolio Turnover Rate                                                                 63.15(c)       146.49      144.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     362             296           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.






NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering thirteen series, including the European Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), an affiliate of Mellon, serves as the portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,034 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $5,720,638 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $197,334. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed, from January 1, 2002 to December 31, 2002 to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses exceed an annual rate of 1.25% of the value of the average daily net assets of their classes. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $61,582, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion or more. . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $447 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $127 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $14,621,087 and $20,180,188, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2002, there were no forward currency exchange contracts outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2002, there were no financial futures contracts outstanding.

At June 30, 2002, accumulated net unrealized appreciation on investments was $592,436, consisting of $1,773,152 gross unrealized appreciation and $1,180,716 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the Board of Trustees of Dreyfus Investment Portfolios held on July 11, 2002, the Board approved a proposal to liquidate the European Equity Portfolio (the "Portfolio"), distribute the Portfolio's assets to Portfolio shareholders and close out Portfolio shareholder accounts. The liquidation is expected to occur on or about October 21, 2002. In anticipation of the Portfolio's liquidation, effective immediately, the Portfolio will be closed to any investments for new accounts.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        European Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  181SA0602





      Dreyfus
      Investment Portfolios,
      Founders Discovery
      Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                   Founders Discovery Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Russell 2000 Index, a widely accepted benchmark of domestic small-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced total returns of -17.53% for its Initial shares and -17.48% for its Service shares.(1) In comparison, the Russell 2000 Index, the portfolio's benchmark, and the Russell 2000 Growth Index produced total returns of -4.70% and -17.35%, respectively, for the same period.(2,3 )Because the portfolio currently focuses primarily on small-cap growth stocks, we believe that the Russell 2000 Growth Index is also an accurate measure of the portfolio's performance for comparison purposes.

We attribute the portfolio and market's disappointing performance to investor uncertainty over an economic recovery, negative investor sentiment amid high-profile accounting scandals and the lingering bear market in technology stocks, which began in mid-2000 and has adversely affected growth stocks in a number of industry groups.

What is the portfolio's investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high growth potential. Typically, these companies are not listed on national securities exchanges but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis on companies that we believe are well managed and well positioned within their industries.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio' s performance was primarily affected by continued weakness among growth-oriented stocks during the reporting period. Since mid-2000, returns from growth stocks have generally trailed those of value-oriented stocks by a substantial margin. We attribute this disappointing performance primarily to excessive valuations reached during the technology stock boom of the late 1990s. Compared to "old economy" value stocks, "new economy" growth stocks had much farther to fall when the economy began to weaken in 2000.

Technology and telecommunications stocks were particularly hard-hit when customer demand fell steeply and remained low, leaving these companies with bloated inventories, too much capacity and heavy debt loads. Capital became much more difficult to obtain as equity investors and lenders pulled back financing. As a result, revenues and earnings declined, leaving some growth companies, including many with otherwise promising business models, unable to service their debts.

Small-cap growth stocks were also adversely affected by the terrorist attacks of 2001 and the accounting scandals of 2002, which created a "flight to quality" among investors who flocked to stocks of companies with more predictable and typically slower growth in earnings. Although the accounting scandals were found mainly among large-cap companies, small-cap stocks were also affected by negative investor sentiment.

In this environment, the portfolio's performance was especially hurt by its holdings of technology and telecommunications equipment stocks. Even though the portfolio's exposure to technology stocks was less than that of the Russell 2000 Growth Index, the sector contributed negatively to performance because of our focus on security-oriented technology providers, which we expected to benefit from greater vigilance among corporations, and semiconductor stocks, which retreated after posting healthy gains in late 2001.

While health care was one of the weaker performing sectors for the Russell 2000 Growth Index during the reporting period, we were able to find some strong performers in the sector, and generally avoided biotechnology, the worst-performing industry within the sector. Our investment process has helped to steer us away from tak-

ing large positions in "concept stocks," which are those stocks that tend to trade on news and psychology rather than on earnings and fundamentals. We currently believe that many biotechnology stocks fall under this "concept stock" classification. The portfolio's performance has benefited from being underweighted in the poor-performing biotech area during the reporting period.

What is the portfolio's current strategy?

Although the economy is recovering, the strength and sustainability of the rebound remains uncertain. As a result, in our view, many investors have continued to sit on the sidelines. We believe that capital spending is unlikely to improve substantially until the outlook for an economic recovery becomes clearer. Accordingly, we have recently focused on companies that we believe can boost their earnings through greater operating efficiency and lower costs. We have found a number of such opportunities among both consumer and industrial companies, leading us to emphasize both areas. On the other hand, we have continued to de-emphasize technology stocks because of the unpredictability of their earnings. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

(3) SOURCE: LIPPER INC. -- THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX, WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--90.5%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.6%

Alliant Techsystems                                                                               1,230  (a)              78,474

AIR FREIGHT & LOGISTICS--1.9%

C.H. Robinson Worldwide                                                                           1,858                   62,299

Forward Air                                                                                       1,670  (a)              54,743

Pacer International                                                                               8,440  (a)             145,506

                                                                                                                         262,548

APPAREL, ACCESSORIES & LUXURY GOODS--.8%

Columbia Sportswear                                                                               3,270  (a)             104,637

AUTO PARTS & EQUIPMENT--.9%

Tower Automotive                                                                                  9,010  (a)             125,690

BANKS--.7%

Southwest Bancorporation of Texas                                                                 2,770  (a)             100,329

BIOTECHNOLOGY--.9%

Celgene                                                                                           2,349  (a)              35,940

Cephalon                                                                                          1,020  (a)              46,104

Myriad Genetics                                                                                   2,320  (a)              47,189

                                                                                                                         129,233

BROADCASTING & CABLE TV--.3%

Radio One, Cl. D                                                                                  3,290  (a)              48,922

CASINOS & GAMING--.7%

Penn National Gaming                                                                              5,040  (a)              91,476

COMMERCIAL SERVICES--6.9%

Career Education                                                                                  2,840  (a)             127,800

Corinthian Colleges                                                                               6,290  (a)             213,168

Education Management                                                                              4,590  (a)             186,951

FTI Consulting                                                                                    1,580  (a)              55,316

ITT Educational Services                                                                         12,020  (a)             262,036

Strayer Education                                                                                   570                   36,252

TeleTech Holdings                                                                                 7,240  (a)              69,070

                                                                                                                         950,593

CONSTRUCTION & ENGINEERING--1.7%

Jacobs Engineering Group                                                                          4,520  (a)             157,206

Quanta Services                                                                                   7,613  (a)              75,140

                                                                                                                         232,346


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER ELECTRONICS--1.0%

Harman International                                                                              2,820                  138,885

CONSUMER FINANCE--.5%

AmeriCredit                                                                                       2,280  (a)              63,954

DATA PROCESSING SERVICES--.7%

Investors Financial Services                                                                      2,740                   91,900

ELECTRICAL COMPONENTS & EQUIPMENT--1.2%

AMETEK                                                                                            3,000                  111,750

AstroPower                                                                                        2,676  (a)              52,557

                                                                                                                         164,307

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%

Aeroflex                                                                                          9,060  (a)              62,967

Arrow Electronics                                                                                 2,570  (a)              53,327

Tech Data                                                                                         2,250  (a)              85,162

                                                                                                                         201,456

ENVIRONMENTAL SERVICES--2.2%

Stericycle                                                                                        5,640  (a)             199,712

Waste Connections                                                                                 3,090  (a)              96,532

                                                                                                                         296,244

HEALTH CARE--12.2%

AMN Healthcare Services                                                                           2,780                   97,328

Accredo Health                                                                                    5,837  (a)             269,319

AmeriPath                                                                                         4,100  (a)              98,400

Charles River Laboratories International                                                          6,160  (a)             215,908

Community Health Systems                                                                          8,250  (a)             221,100

Cross Country                                                                                     2,190                   82,782

DIANON Systems                                                                                    1,280  (a)              68,378

Integra LifeSciences Holdings                                                                     6,700  (a)             145,725

Medical Staffing Network Holdings                                                                 4,690                  114,905

Omnicare                                                                                          3,420                   89,809

Patterson Dental                                                                                  1,942  (a)              97,741

Schein (Henry)                                                                                    2,460  (a)             109,470

United Surgical Partners International                                                            1,920  (a)              58,579

                                                                                                                       1,669,444

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HOME FURNISHINGS--1.2%

Furniture Brands International                                                                    5,310  (a)             160,627

HOTELS, RESORTS & CRUISE LINES--1.8%

Fairmont Hotels & Resorts                                                                         6,020                  155,196

Hotels.com, Cl. A                                                                                 2,190  (a)              92,484

                                                                                                                         247,680

INDUSTRIAL--2.1%

Pentair                                                                                           5,270                  253,382

Roper Industries                                                                                  1,050                   39,165

                                                                                                                         292,547

INFORMATION TECHNOLOGY CONSULTING & SERVICES--.7%

Braun Consulting                                                                                  8,441  (a)              29,459

Keane                                                                                             3,620  (a)              46,155

Management Network Group                                                                          7,259  (a)              16,841

                                                                                                                          92,455

INSURANCE BROKERS--.5%

Gallagher (Arthur J.) & Co.                                                                       2,170                   75,190

INTERNET SOFTWARE & SERVICES--1.0%

WebEx Communications                                                                              8,590  (a)             136,581

LEISURE PRODUCTS--2.0%

Brunswick                                                                                         5,430                  152,040

Nautilus Group                                                                                    4,000  (a)             122,400

                                                                                                                         274,440

MERCHANDISE STORES--.5%

Tuesday Morning                                                                                   3,360  (a)              62,362

METAL & GLASS CONTAINERS--.4%

Crown Cork & Seal                                                                                 7,610  (a)              52,128

MOVIES & ENTERTAINMENT--1.0%

Macrovision                                                                                      10,246  (a)             134,325

NETWORKING EQUIPMENT--.3%

NetScreen Technologies                                                                            4,500                   41,310

OIL & GAS--2.1%

National-Oilwell                                                                                  6,014  (a)             126,595

Pioneer Natural Resources                                                                         3,760  (a)              97,948

Spinnaker Exploration                                                                             1,780  (a)              64,116

                                                                                                                         288,659


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICALS--3.9%

First Horizon Pharmaceutical                                                                      7,470  (a)             154,554

Medicis Pharmaceutical, Cl. A                                                                     4,530  (a)             193,703

SICOR                                                                                             9,946  (a)             184,399

                                                                                                                         532,656

REAL ESTATE INVESTMENT TRUSTS--.9%

La Quinta                                                                                        17,740  (a)             128,615

RESTAURANTS--1.3%

Ruby Tuesday                                                                                      9,450                  183,330

RETAIL--10.4%

Alloy                                                                                            15,350  (a)             221,654

CDW Computer Centers                                                                              1,922  (a)              89,969

Children's Place Retail Stores                                                                    2,370  (a)              62,807

Duane Reade                                                                                       6,610  (a)             225,070

Electronics Boutique Holdings                                                                     4,170  (a)             122,181

GameStop                                                                                          4,860                  102,011

Genesco                                                                                           6,650  (a)             161,927

Insight Enterprises                                                                               9,248  (a)             232,957

Tweeter Home Entertainment Group                                                                    658  (a)              10,752

Ultimate Electronics                                                                              4,328  (a)             112,138

Whole Foods Market                                                                                1,550  (a)              74,741

                                                                                                                       1,416,207

SEMICONDUCTORS & EQUIPMENT--6.0%

AXT                                                                                               7,701  (a)              61,454

Brooks-PRI Automation                                                                             4,879  (a)             124,707

Cymer                                                                                             1,670  (a)              58,517

Electro Scientific Industries                                                                     4,340  (a)             105,462

Entegris                                                                                          8,260  (a)             120,596

FEI                                                                                               1,750  (a)              42,892

Helix Technology                                                                                  4,520                   93,112

Microtune                                                                                        13,630  (a)             121,443

Silicon Laboratories                                                                              3,550  (a)              96,063

                                                                                                                         824,246

SOFTWARE--4.8%

Activision                                                                                        3,600  (a)             104,616

Documentum                                                                                       10,830  (a)             129,960

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

NetIQ                                                                                             3,350  (a)              75,810

Retek                                                                                             3,910  (a)              95,013

Secure Computing                                                                                  8,671  (a)              65,466

THQ                                                                                               6,180  (a)             184,288

                                                                                                                         655,153

SPECIALTY CHEMICALS--.8%

RPM                                                                                               7,050                  107,512

SPECIALTY STORES--7.3%

Cost Plus                                                                                         4,210  (a)             128,232

Foot Locker                                                                                      15,750  (a)             227,587

Hollywood Entertainment                                                                           7,780  (a)             160,890

Linens 'n Things                                                                                  3,490  (a)             114,507

Movie Gallery                                                                                     7,090  (a)             149,741

Rent-A-Center                                                                                     3,820  (a)             221,598

                                                                                                                       1,002,555

TELECOMMUNICATIONS EQUIPMENT--3.6%

Centillium Communications                                                                        10,500  (a)              91,560

DMC Stratex Networks                                                                             33,082  (a)              66,495

Harris                                                                                            2,156                   78,133

Powerwave Technologies                                                                           14,960  (a)             137,034

REMEC                                                                                            20,318  (a)             113,984

                                                                                                                         487,206

TRADING COMPANIES & DISTRIBUTORS--1.3%

Fastenal                                                                                          4,460                  171,755

TRUCKING--1.9%

Werner Enterprises                                                                                8,360                  178,152

Yellow                                                                                            2,400  (a)              77,760

                                                                                                                         255,912

TOTAL COMMON STOCKS
   (cost $13,363,725)                                                                                                 12,373,889


                                                                                               Principal
SHORT-TERM INVESTMENTS--8.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;
Federal Home Loan Mortgage Corp.,

  1.88%, 7/1/2002
   (cost $1,100,000)                                                                          1,100,000                1,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,463,725)                                                              98.5%               13,473,889

CASH AND RECEIVABLES (NET)                                                                         1.5%                  203,925

NET ASSETS                                                                                       100.0%               13,677,814

(A) NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,463,725  13,473,889

Receivable for investment securities sold                               249,212

Receivable for shares of Beneficial Interest subscribed                  24,011

Dividends receivable                                                        725

Prepaid expenses                                                          2,515

                                                                     13,750,352
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            15,714

Payable for shares of Beneficial Interest redeemed                       22,858

Cash overdraft due to Custodian                                           7,833

Payable for investment securities purchased                               6,369

Accrued expenses                                                         19,764

                                                                         72,538
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,677,814
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      22,631,114

Accumulated investment (loss)                                          (83,118)

Accumulated net realized gain (loss) on investments                 (7,880,346)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      (989,836)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,677,814

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         10,740,208      2,937,606

Shares Outstanding                                      1,326,940        364,001
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                8.09          8.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                12,585

Cash dividends                                                           6,116

TOTAL INCOME                                                            18,701

EXPENSES:

Investment advisory fee--Note 3(a)                                      71,406

Auditing fees                                                           11,774

Custodian fees--Note 3(b)                                                9,199

Prospectus and shareholders' reports                                     4,740

Distribution fees--Note 3(b)                                             3,649

Legal fees                                                               1,173

Shareholder servicing costs--Note 3(b)                                     343

Trustees' fees and expenses--Note 3(c)                                     239

Loan commitment fees--Note 2                                                83

Miscellaneous                                                              418

TOTAL EXPENSES                                                         103,024

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (1,205)

NET EXPENSES                                                           101,819

INVESTMENT (LOSS)                                                     (83,118)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,289,173)

Net unrealized appreciation (depreciation) on investments          (1,599,061)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,888,234)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (2,971,352)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (83,118)            (119,640)

Net realized gain (loss) on investments       (1,289,173)          (4,535,106)

Net unrealized appreciation (depreciation)
   on investments                             (1,599,061)           1,679,769

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (2,971,352)          (2,974,977)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,134,747           6,101,009

Service shares                                  1,251,669           2,745,217

Cost of shares redeemed:

Initial shares                                (2,740,005)          (2,337,131)

Service shares                                  (351,249)            (140,798)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (704,838)           6,368,297

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,676,190)           3,393,320
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,354,004           13,960,684

END OF PERIOD                                  13,677,814           17,354,004
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       121,609             592,255

Shares redeemed                                 (299,459)            (247,406)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (177,850)              344,849
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       138,473             279,296

Shares redeemed                                  (40,127)             (13,683)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      98,346              265,613

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                        Six Months Ended
                                                           June 30, 2002                            Year Ended December 31,
                                                                                     --------------------------------------------
INITIAL SHARES                                                (Unaudited)            2001               2000           1999(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 9.81            12.04              13.89            12.50

Investment Operations:

Investment income (loss)--net                                    (.05)(b)         (.08)(b)           (.08)(b)              .01

Net realized and unrealized gain (loss)
   on investments                                                  (1.67)           (2.15)             (1.71)             1.38

Total from Investment Operations                                   (1.72)           (2.23)             (1.79)             1.39

Distributions:

Dividends from investment income--net                                  --              --               (.01)               --

Dividends from net realized gain
   on investments                                                      --              --               (.05)               --

Total Distributions                                                    --              --               (.06)               --

Net asset value, end of period                                       8.09            9.81              12.04              13.89
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (17.53)(c)          (18.52)            (13.02)             11.12(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            .62(c)            1.39               1.41                .07(c)

Ratio of net investment income (loss)

   to average net assets                                         (.51)(c)            (.77)              (.60)               .06(c)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           --               .11                .52               1.45(c)

Portfolio Turnover Rate                                          66.80(c)          106.00             123.96               7.49(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              10,740          14,755             13,960              2,223

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                               June 30, 2002              Year   Ended  December 31,
                                                                                                         --------------------------
SERVICE SHARES                                                                    (Unaudited)            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     9.78            12.04             12.04

Investment Operations:

Investment (loss)                                                                    (.05)(b)             (.09)(b)            --

Net realized and unrealized gain
   (loss) on investments                                                               (1.66)            (2.17)               --

Total from Investment Operations                                                       (1.71)            (2.26)               --

Net asset value, end of period                                                           8.07             9.78              12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   (17.48)(c)         (18.77)                --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .69(c)            1.49                --

Ratio of investment (loss)
   to average net assets                                                             (.57)(c)          (1.02)                --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                                             .04(c)             .28                --

Portfolio Turnover Rate                                                              66.80(c)          106.00               123.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   2,938           2,599                   1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $180 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $5,942,508 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,024,575 of the carryover expires in fiscal 2008 and $4,917,933 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $1,205, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $3,649 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $87 pursuant to the transfer agency agreement.


The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $9,199 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $9,667,318 and $9,747,517, respectively.

At June 30, 2002, accumulated net unrealized depreciation on investments was $989,836, consisting of $1,465,586 gross unrealized appreciation and $2,455,422 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios, Founders Discovery Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  193SA0602





      Dreyfus
      Investment Portfolios,
      Founders Growth
      Portfolio

      SEMIANNUAL REPORT June 30, 2002


YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                      Founders Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John Jares, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

John Jares, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's Initial shares produced a total return of -18.47% and its Service shares produced a total return of -18.42%.(1) In contrast, the Standard & Poor's 500/BARRA Growth Index (the "Index"), the portfolio's benchmark, produced a total return of -16.92% for the same period.(2)

We believe that the primary reason for the stock market' s weakness is deteriorating investor confidence in the integrity of published financial statements. A second reason is the concern over global tensions and terrorism. These factors have had a particularly harsh impact on growth stocks, which tend to have higher stock prices in relation to corporate earnings than other investments and often have farther to fall in a bear market. The portfolio underperformed the Index due to an underweighted position in consumer staples, which performed relatively well throughout the reporting period. In addition, poor performance in the portfolio's technology holdings also hindered performance as well.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a "bottom-up" approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

During the reporting period, a number of major companies announced that their financial statements were rife with accounting errors, requiring restatements of past results. Investor confidence has been eroded by apparent ethical lapses and, in some cases, allegations of outright fraud by corporate management. The potential conflicts of interest among accounting firms and corporate boards of directors added to these concerns.

Furthermore, the increase in global tensions arising from the September 11 terrorist attacks and the Middle East conflict has weighed heavily on the markets. For example, we believe that oil prices are significantly higher than they otherwise would be due to the fear of terrorism. Higher energy costs translate into lower profits for many companies, as well as slower overall economic growth.

Because growth companies tend to sell at higher valuations than slower growing businesses, they tend to get punished more in down markets. Technology stocks have been particularly hard-hit during the reporting period because many of them depend on business spending, which remained anemic during the first half of 2002. Pharmaceuticals stocks also declined sharply, partly because drug patents are expiring without a plentiful infusion of replacements in the pipeline. In addition, some high-profile drug companies were in the headlines with alleged accounting problems.

Fortunately, some of the portfolio' s holdings were able to shrug off the recently gloomy market environment. One example is Royal Caribbean Cruises Ltd., the world's second largest cruise company, which bounced back from the September 11 attacks by posting better than expected earnings. Another strong performer was Union Pacific, a railroad company that, under more normal circumstances, may seem an unlikely candidate for a growth fund. However, the company has posted double-digit earnings growth during a period in which most traditional growth companies fell on hard times. A case in point is AOL Time Warner, where subscriber growth and advertising revenues failed to rebound significantly during the first half of 2002.


What is the portfolio's current strategy?

While our growth strategy hasn't changed, opportunities in the marketplace are constantly shifting. For example, biotechnology stocks have recently done very poorly, which is typical in a down market in which investors seek to shun risk. However, we believe biotechnology companies have continued to offer exciting possibilities in terms of scientific discoveries that, potentially, can improve earnings for those companies. We believe the financial services industry group remains attractive, because the Federal Reserve Board is unlikely to raise interest rates until the sluggish economic recovery gains momentum. That should benefit credit card companies and others that stand to benefit from the relatively wide difference between lending rates and the cost of funds. Finally, we believe that companies in economically sensitive industries, such as technology, may do well as the economy recovers. In the meantime, the growth style of investing -- and the stock market as a whole -- would benefit from an absence of headlines concerning misstated earnings and terrorist activities.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500 BARRA/GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--86.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.0%

Lockheed Martin                                                                                   3,306                  229,767

ALUMINUM--1.0%

Alcoa                                                                                             6,844                  226,879

APPLICATION SOFTWARE--1.5%

Retek                                                                                             4,631  (a)             112,533

Siebel Systems                                                                                   16,642  (a)             236,649

                                                                                                                         349,182

BANKS--1.3%

Bank of America                                                                                   4,259                  299,663

BIOTECHNOLOGY--4.2%

Amgen                                                                                             9,526  (a)             398,949

MedImmune                                                                                         6,517  (a)             172,049

Serono, ADR                                                                                      25,323                  412,765

                                                                                                                         983,763

BROADCASTING & CABLE TV--2.3%

Clear Channel Communications                                                                     10,364  (a)             331,855

Comcast, Cl. A                                                                                    9,270  (a)             217,196

                                                                                                                         549,051

CASINOS & GAMING--.8%

Mandalay Resort                                                                                   6,577  (a)             181,328

COMPUTERS & ELECTRONICS RETAIL--1.1%

Best Buy                                                                                          7,317  (a)             265,607

COMPUTER HARDWARE--.8%

Dell Computer                                                                                     7,066  (a)             184,705

CONSUMER FINANCE--1.4%

MBNA                                                                                              9,762                  322,829

DEPARTMENT STORES--1.4%

Kohl's                                                                                            4,680  (a)             327,974

DIVERSIFIED COMMERCIAL SERVICES--2.1%

Cendant                                                                                          30,802  (a)             489,136

DIVERSIFIED FINANCIAL SERVICES--5.0%

Citigroup                                                                                        16,904                  655,030

Goldman Sachs Group                                                                               4,586                  336,383

Morgan Stanley                                                                                    4,351                  187,441

                                                                                                                       1,178,854

DRUG RETAIL--1.6%

Walgreen                                                                                          9,846                  380,351


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD RETAIL--.8%

Kroger                                                                                            9,974  (a)             198,483

FOREST PRODUCTS--.7%

Weyerhaeuser                                                                                      2,714                  173,289

GENERAL MERCHANDISING STORES--2.1%

Costco Wholesale                                                                                  6,017  (a)             232,377

Wal-Mart Stores                                                                                   4,912                  270,209

                                                                                                                         502,586

HEALTHCARE DISTRIBUTORS & SERVICES--.9%

Express Scripts                                                                                   3,667  (a)             183,753

Omnicare                                                                                          1,082                   28,413

                                                                                                                         212,166

HEALTHCARE EQUIPMENT--.7%

Medtronic                                                                                         3,923                  168,101

HOME IMPROVEMENT RETAIL--2.7%

Home Depot                                                                                        7,157                  262,877

Lowe's Cos.                                                                                       8,277                  375,776

                                                                                                                         638,653

HOUSEHOLD PRODUCTS--1.7%

Procter & Gamble                                                                                  4,594                  410,244

IT CONSULTING SERVICES--.9%

Accenture, Cl. A                                                                                 11,605                  220,495

INDUSTRIAL CONGLOMERATES--3.6%

General Electric                                                                                 17,034                  494,838

3M                                                                                                2,895                  356,085

                                                                                                                         850,923

INDUSTRIAL GASES--.9%

Praxair                                                                                           3,571                  203,440

INDUSTRIAL MACHINERY--1.1%

Illinois Tool Works                                                                               3,640                  248,612

INSURANCE BROKERS--1.8%

American International Group                                                                      3,177                  216,767

Marsh & McLennan Cos.                                                                             2,070                  199,962

                                                                                                                         416,729

LEISURE FACILITIES--3.3%

Royal Caribbean Cruises                                                                          40,367                  787,156

MOTORCYCLE MANUFACTURERS--1.3%

Harley-Davidson                                                                                   5,898                  302,390

                                                                                                 The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT--4.6%

AOL Time Warner                                                                                  15,921  (a)             234,198

Viacom, Cl. B                                                                                    13,237  (a)             587,326

Walt Disney                                                                                      14,321                  270,667

                                                                                                                       1,092,191

NETWORKING EQUIPMENT--2.3%

Brocade Communications Systems                                                                   14,072  (a)             245,979

Cisco Systems                                                                                    21,861  (a)             304,961

                                                                                                                         550,940

PERSONAL PRODUCTS--3.3%

Estee Lauder Cos., Cl. A                                                                         21,854                  769,261

PHARMACEUTICALS--5.5%

Abbott Laboratories                                                                               2,371                   89,268

Allergan                                                                                          5,362                  357,914

Johnson & Johnson                                                                                 8,528                  445,673

Pfizer                                                                                            7,618                  266,630

Wyeth                                                                                             2,405                  123,136

                                                                                                                       1,282,621

PUBLISHING--.9%

Tribune                                                                                           4,937                  214,760

RAILROADS--3.3%

CSX                                                                                               4,589                  160,844

Union Pacific                                                                                     9,765                  617,929

                                                                                                                         778,773

RESTAURANTS--1.0%

McDonald's                                                                                        8,472                  241,028

SEMICONDUCTOR EQUIPMENT--1.6%

Novellus Systems                                                                                  7,547  (a)             256,598

KLA-Tencor                                                                                        2,673  (a)             117,585

                                                                                                                         374,183

SEMICONDUCTORS--6.9%

Intel                                                                                            27,117                  495,428

Maxim Integrated Products                                                                         8,186  (a)             313,769

Micron Technology                                                                                 5,955  (a)             120,410

STMicroelectronics                                                                               10,367                  252,229

Taiwan Semiconductor Manufacturing, ADR                                                           9,037  (a)             117,493

Texas Instruments                                                                                13,446                  318,670

                                                                                                                       1,617,999


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFT DRINKS--2.6%

Coca-Cola                                                                                         4,704                  263,424

PepsiCo                                                                                           7,432                  358,222

                                                                                                                         621,646

SYSTEMS SOFTWARE--6.2%

Adobe Systems                                                                                     6,844                  195,054

Microsoft                                                                                        19,158  (a)           1,036,831

VERITAS Software                                                                                 10,934  (a)             216,384

                                                                                                                       1,448,269

TOBACCO--.3%

Philip Morris Cos.                                                                                1,656                   72,334

TOTAL COMMON STOCKS

   (cost $22,429,870)                                                                                                 20,366,361
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--12.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Federal Home Loan Mortgage Corp.,

  1.88%, 7/1/2002
   (cost $3,020,000)                                                                          3,020,000                3,020,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $25,449,870)                                                               99.3%              23,386,361

CASH AND RECEIVABLES (NET)                                                                           .7%                 157,643

NET ASSETS                                                                                        100.0%              23,544,004

(A) NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  25,449,870  23,386,361

Cash                                                                      9,389

Receivable for investment securities sold                               956,456

Dividends receivable                                                     14,014

Prepaid expenses                                                          2,056

                                                                     24,368,276
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            21,857

Payable for investment securities purchased                             764,246

Payable for shares of Beneficial Interest redeemed                       10,640

Accrued expenses                                                         27,529

                                                                        824,272
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,544,004
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      41,848,480

Accumulated investment (loss)                                           (15,575)

Accumulated net realized gain (loss) on investments                 (16,225,392)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      (2,063,509)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,544,004

NET ASSET VALUE PER SHARE

                                              Initial Shares    Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    18,729,021         4,814,983

Shares Outstanding                                 1,952,195           502,435
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           9.59              9.58

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $339 foreign taxes withheld at source)           86,875

Interest                                                                38,199

TOTAL INCOME                                                           125,074

EXPENSES:

Investment advisory fee--Note 3(a)                                     105,693

Auditing fees                                                           21,984

Prospectus and shareholders' reports                                    10,283

Custodian fees--Note 3(b)                                                7,037

Distribution fees--Note 3(b)                                             6,165

Shareholder servicing costs--Note 3(b)                                     465

Trustees' fees and expenses--Note 3(c)                                     316

Loan commitment fees--Note 2                                               180

Legal fees                                                                 100

Miscellaneous                                                              535

TOTAL EXPENSES                                                         152,758

Less--waiver of fees due to undertaking--Note 3(a)                     (12,138)

NET EXPENSES                                                           140,620

INVESTMENT (LOSS)                                                      (15,546)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,528,946)

Net unrealized appreciation (depreciation) on investments           (3,873,041)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (5,401,987)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,417,533)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (15,546)               20,936

Net realized gain (loss) on investments        (1,528,946)           (9,372,347)

Net unrealized appreciation (depreciation)
   on investments                              (3,873,041)            2,834,362

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,417,533)           (6,517,049)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (15,843)              (21,791)

Service shares                                     (3,789)                 (438)

TOTAL DIVIDENDS                                   (19,632)              (22,229)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    407,455             6,773,264

Service shares                                  2,615,629             4,274,009

Dividends reinvested:

Initial shares                                     15,843                21,791

Service shares                                      3,789                   438

Cost of shares redeemed:

Initial shares                                 (2,903,070)           (3,263,377)

Service shares                                   (912,312)              (95,938)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (772,666)            7,710,187

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,209,831)            1,170,909
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            29,753,835            28,582,926

END OF PERIOD                                  23,544,004            29,753,835

Undistributed investment income (loss)--net       (15,575)               19,603


                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        35,110               519,383

Shares issued for dividends reinvested              1,334                 1,834

Shares redeemed                                  (260,257)             (285,622)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (223,813)              235,595
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       228,791               360,893

Shares issued for dividends reinvested                319                    37

Shares redeemed                                   (79,477)               (8,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     149,633               352,785

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                     Six Months Ended
                                                        June 30, 2002                        Year Ended December 31,
                                                                             -------------------------------------------------------
INITIAL SHARES                                             (Unaudited)             2001          2000         1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.77             14.73         19.87        15.90        12.50

Investment Operations:

Investment income (loss)--net                                    (.01)(b)           .01(b)        .02(b)      (.02)(b)      .01

Net realized and unrealized gain (loss)
   on investments                                               (2.16)            (2.96)        (5.03)        5.79         3.39

Total from Investment Operations                                (2.17)            (2.95)        (5.01)        5.77         3.40

Distributions:

Dividends from investment income--net                            (.01)             (.01)           --         (.01)          --

Dividends from net realized gain
   on investments                                                  --                --          (.13)       (1.79)          --

Total Distributions                                              (.01)             (.01)         (.13)       (1.80)          --

Net asset value, end of period                                   9.59             11.77         14.73        19.87        15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (18.47)(c)        (20.03)       (25.40)       39.01        27.20(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .49(c)            .99           .97         1.00          .25(c)

Ratio of net investment income (loss)
   to average net assets                                         (.06)(c)           .08           .11         (.11)         .05(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .02(c)            .10           .11         1.33          .31(c)

Portfolio Turnover Rate                                         70.42(c)         180.84        171.96       115.08        75.65(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          18,729            25,607        28,583        7,485        2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                             Six Months Ended
                                                                                June 30, 2002           Year Ended December 31,
                                                                                                    --------------------------------
SERVICE SHARES                                                                     (Unaudited)            2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.76            14.73          14.73

Investment Operations:

Investment (loss)                                                                        (.01)(b)          .00(b,c)        --

Net realized and unrealized gain (loss)
   on investments                                                                       (2.16)           (2.96)            --

Total from Investment Operations                                                        (2.17)           (2.96)            --

Distributions:

Dividends from investment income--net                                                    (.01)            (.01)            --

Net asset value, end of period                                                           9.58            11.76          14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       (18.42)(d)       (20.16)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .50(d)          1.00             --

Ratio of investment (loss)
   to average net assets                                                                 (.05)(d)         (.01)            --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                         .13(d)           .40             --

Portfolio Turnover Rate                                                                 70.42(d)        180.84         171.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   4,815            4,147             --(e)


(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering thirteen series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The portfolio accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings

                                                            The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

credits of $138 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $13,171,106 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,609,264 of the carryover expires in fiscal 2008 and $11,561,842 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $22,229. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $12,138, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $6,165 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $70 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $7,037 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $17,498,134 and $16,364,778, respectively.

At June 30, 2002, accumulated net unrealized depreciation on investments was $2,063,509, consisting of $787,054 gross unrealized appreciation and $2,850,563 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Founders Growth Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  176SA0602








      Dreyfus
      Investment Portfolios,
      Founders International
      Equity Portfolio

      SEMIANNUAL REPORT June 30, 2002


YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                        Founders International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, A. Edward Allinson, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

A. Edward Allinson, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced a total return of -12.70% for its Initial shares and -12.77% for its Service shares.(1) This compares with a -1.68% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index (the "Index"), for the same period.(2)

The portfolio's performance lagged the Index primarily because the growth-oriented stocks in which the portfolio invested remained out of favor among investors. Shares of technology, telecommunications and health care companies, in which the portfolio concentrated its investments, performed substantially worse than the market averages during the reporting period.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the hallmarks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers, as well as that of their local markets.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

The portfolio will typically hold 50-90 stocks, broadly invested across countries and industries, representing what we believe to be the best growth investment ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will not likely reach the previously set target price.

What other factors influenced the portfolio's performance?

Overall, international stock markets struggled throughout the reporting period. While the global economy continued to produce better than expected growth, the disconnection between that growth and the stock markets continued. Concern over the strength and sustainability of corporate profit recovery, disclosures of accounting scandals in the U.S. and elsewhere and continued geopolitical worries weighed on investor confidence. As a result, stocks around the globe produced disappointing results during the reporting period, and the portfolio' s performance was also hurt.

Most international stock markets, with the exception of Japan, fell. The rise in the value of the euro and the yen aided the portfolio's U.S. dollar returns. Because we generally do not hedge our non-U.S. dollar-denominated investments, these changes in currency values positively affected the portfolio's performance when viewed in U.S. dollar terms.

Against this uncertain backdrop, investors tended to look more favorably on relatively conservative and defensive holdings. Consumer staples, utilities and basic materials ranked among the strongest industry groups during the reporting period, while telecommunications, technology and health care stocks languished.

The portfolio' s holdings in some of the poorly performing sectors hurt its performance during the reporting period. Stocks such as Vodafone, Flextronics International and Telefonaktiebolaget LM Ericsson were affected by an economic environment characterized by anemic capital spending and growing market saturation.

On the other hand, a number of the portfolio's investments performed well and benefited the portfolio' s performance during the reporting period. Among these were Porsche, reflecting the trend towards luxury consumption; CANON, a beneficiary of the trend towards digitalization; and SONY, helped by a strong movie lineup and new product introductions.

What is the portfolio's current strategy?

Since taking over management of the portfolio in April, the investment team has made some changes to the portfolio's strategy. Overall, we continue to believe that stocks generally offer significant value and that growth stocks in particular have declined to unreasonably low levels. The most significant values, we believe, can now be found in growth stocks with strong business fundamentals, seasoned management teams and solid brand positions.

We have positioned the portfolio to benefit from a recovery in earnings, an increase in capital expenditures and an improvement in investor sentiment. We believe that steadily improving economic data should translate into increased demand, and that increased demand should drive an improvement in corporate profits. Accordingly, the portfolio has currently increased its holdings in high quality firms that, in our view, are well positioned to benefit from a global economic rebound.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--93.9%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CANADA--3.4%

Abitibi                                                                                         23,175                  214,337

Encana                                                                                           3,350                  103,203

                                                                                                                        317,540

FRANCE--10.5%

Axa                                                                                             10,325                  189,708

BNP Paribas                                                                                      4,500                  250,009

LVMH Moet Hennessy Louis Vuitton                                                                 3,075                  155,586

Suez                                                                                             7,825                  209,606

TotalFinaElf                                                                                     1,050                  171,256

                                                                                                                        976,165

GERMANY--2.2%

Muenchener Rueckversicherungs-Gesellschaft                                                         850                  201,967

HONG KONG--1.1%

Hutchison Whampoa                                                                                14,000                  104,551

INDIA--1.0%

Satyam Computer Services, ADR                                                                     8,700                   91,089

ISRAEL--.9%

Check Point Software                                                                              6,000  (a)              81,360

JAPAN--19.8%

CANON                                                                                             5,000                  189,508

FAST RETAILING                                                                                    5,700                  123,996

HONDA MOTOR                                                                                       3,600                  146,386

Matsushita Electric Industrial                                                                   16,000                  218,876

Mitsubishi Tokyo Financial                                                                           19                  128,447

NTT DoCoMo                                                                                           86                  212,266

Nikko Cordial                                                                                     56,000                 283,467

Nintendo                                                                                           1,900                 280,581

SONY                                                                                               4,900                 259,513

                                                                                                                       1,843,040

NETHERLANDS--11.3%

ASML                                                                                              6,600  (a)             104,962

ING Groep                                                                                         8,725                  225,058

Koninklijke (Royal) Philips Electronics                                                           5,825                  163,372

Royal Dutch Petroleum                                                                             3,450                  193,043

Schlumberger                                                                                      3,600                  167,400

Unilever                                                                                          3,025                  198,973

                                                                                                                       1,052,808


COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--2.0%

Flextronics International                                                                        25,825  (a)             184,132

SPAIN--3.4%

Banco Santander Central Hispano                                                                  16,925                  135,002

Endesa                                                                                            6,675                   97,414

Telefonica                                                                                       10,100  (a)              85,172

                                                                                                                         317,588

SWEDEN--1.5%

Telefonaktiebolaget LM Ericsson                                                                  90,600  (a)             137,664

SWITZERLAND--7.8%

Converium                                                                                         3,900                  202,409

Novartis                                                                                          5,925                  261,720

UBS                                                                                               5,250                  265,211

                                                                                                                         729,340

TAIWAN--1.1%

AU Optronics, ADR                                                                                12,483  (a)             103,734

UNITED KINGDOM--27.9%

Amvescap                                                                                         17,900                  146,546

BP                                                                                               32,975                  278,298

Barclays                                                                                         24,800                  209,684

CRH                                                                                              11,900                  198,931

Diageo                                                                                           16,925                  220,873

Exel                                                                                              7,900                  101,099

GlaxoSmithKline                                                                                  11,525                  250,317

HSBC                                                                                             17,325                  200,219

Hays                                                                                             56,600                  133,509

Lloyds TSB                                                                                       15,425                  154,281

Pearson                                                                                          18,875                  188,643

Reed Elsevier                                                                                    15,800                  150,893

Standard Chartered                                                                               16,775                  179,860

Vodafone                                                                                        133,875                  184,550

                                                                                                                       2,597,703

TOTAL COMMON STOCKS
   (cost $9,309,324)                                                                                                   8,738,681

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS--1.8%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Porsche
   (cost $156,778)                                                                                  350                  166,673
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Becton Dickinson & Co.
  1.97%, 7/1/2002

   (cost $200,000)                                                                              200,000                  200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $9,666,102)                                                               97.8%                9,105,354

CASH AND RECEIVABLES (NET)                                                                         2.2%                  201,682

NET ASSETS                                                                                       100.0%                9,307,036

(A) NON-INCOME PRODUCING.

SEE NOTES TO STATEMENT OF INVESTMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  9,666,102     9,105,354

Cash                                                                    331,831

Dividends receivable                                                     12,323

Prepaid expenses                                                            832

                                                                      9,450,340
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             5,799

Payable for investment securities purchased                             101,006

Payable for shares of Beneficial Interest redeemed                           47

Accrued expenses                                                         36,452

                                                                        143,304
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,307,036
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      15,293,991

Accumulated undistributed investment income--net                          4,390

Accumulated net realized gain (loss) on investments
  and foreign currency transcations                                 (5,431,430)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (559,915)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        9,307,036

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          7,473,200     1,833,836

Shares Outstanding                                        715,246       175,472
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.45         10.45

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,883 foreign taxes withheld at source)         73,207

Interest                                                                 6,064

TOTAL INCOME                                                            79,271

EXPENSES:

Investment advisory fee--Note 3(a)                                      49,884

Custodian fees                                                          21,468

Prospectus and shareholders' reports                                    10,026

Auditing fees                                                            9,838

Distribution fees--Note 3(b)                                             2,225

Trustees' fees and expenses--Note 3(c)                                   1,725

Legal fees                                                                 733

Shareholder servicing costs--Note 3(b)                                     439

Loan commitment fees--Note 2                                                56

Miscellaneous                                                            3,299

TOTAL EXPENSES                                                          99,693

Less--waiver of fees due to undertaking--Note 3(a)                    (24,812)

NET EXPENSES                                                            74,881

INVESTMENT INCOME                                                        4,390
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (318,658)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (1,026,704)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,345,362)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,340,972)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                       4,390            (16,365)

Net realized gain (loss) on investments         (318,658)          (4,203,196)

Net unrealized appreciation (depreciation)
   on investments                             (1,026,704)             166,599

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (1,340,972)          (4,052,962)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (3,830)

Service shares                                         --                (111)

TOTAL DIVIDENDS                                        --              (3,941)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    713,526           3,190,890

Service shares                                    740,116           3,448,933

Dividends reinvested:

Initial shares                                         --              3,830

Service shares                                         --                111

Cost of shares redeemed:

Initial shares                                (1,240,804)          (2,091,434)

Service shares                                  (168,229)          (1,780,905)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               44,609            2,771,425

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,296,363)          (1,285,478)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            10,603,399           11,888,877

END OF PERIOD                                   9,307,036           10,603,399

Undistributed investment income--net                4,390                --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        66,677             223,519

Shares issued for dividends reinvested                 --                 266

Shares redeemed                                 (111,325)            (163,207)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (44,648)               60,578
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        65,255             265,143

Shares issued for dividends reinvested                 --                   8

Shares redeemed                                  (15,365)            (139,598)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      49,890              125,553

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                        Six Months Ended
                                                           June 30, 2002                           Year Ended December 31,
                                                                                    ------------------------------------------------
INITIAL SHARES                                                 (Unaudited)          2001        2000        1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 11.97          17.00       21.65       14.36        12.50

Investment Operations:

Investment income (loss)--net                                     .00(b,c)       (.02)(b)    .00(b,c)     (.02)(b)       (.01)

Net realized and unrealized gain (loss)
   on investments                                                   (1.52)         (5.00)      (3.55)         8.73       1.87

Total from Investment Operations                                    (1.52)         (5.02)      (3.55)         8.71       1.86

Distributions:

Dividends from investment income--net                                   --          (.01)        --              --       --

Dividends from net realized gain
   on investments                                                       --  --     (1.10)                   (1.42)          --

Total Distributions                                                     --          (.01)       (1.10)      (1.42)          --

Net asset value, end of period                                       10.45         11.97        17.00       21.65        14.36
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (12.70)(d)        (29.56)     (17.41)        60.69       14.88(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             .74(d)           1.50       1.50          1.50       .38(d)

Ratio of net investment income (loss)
   to average net assets                                            .04(d)          (.13)        .02          (.11)       (.08)(d)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                          .23(d)            .72         .57          2.27        .81(d)

Portfolio Turnover Rate                                          168.99(d)         201.61      171.34        190.80       29.25(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                7,473          9,099      11,888         4,608        2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                           Six Months Ended
                                                                              June 30, 2002             Year   Ended  December 31,
                                                                                                        ----------------------------
SERVICE SHARES                                                                    (Unaudited)           2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.98          17.00              17.00

Investment Operations:

Investment income (loss)--net                                                          .01(b)       (.06)(b)                 --

Net realized and unrealized gain (loss)
   on investments                                                                      (1.54)         (4.95)                 --

Total from Investment Operations                                                       (1.53)         (5.01)                 --

Distributions:

Dividends from investment income--net                                                      --          (.01)                 --

Net asset value, end of period                                                          10.45         11.98                17.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                   (12.77)(c)        (29.50)                 --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                .74(c)           1.50                 --

Ratio of net investment income (loss)
   to average net assets                                                               .06(c)          (.46)                 --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                       .33(c)           1.05                  --

Portfolio Turnover Rate                                                             168.99(c)         201.61               171.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,834          1,504                   1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering thirteen portfolios, including the Founders International Equity Portfolio (the
" portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term growth of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a 90% -owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor "), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $424 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $4,516,184 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $390,202 of the carryover expires in fiscal 2008 and $4,125,982 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $3,941. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus had agreed, from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $24,812, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $2,225 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $76 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $16,804,324 and $16,159,560, respectively.

At June 30, 2002, accumulated net unrealized depreciation on investments was $560,748, consisting of $248,214 gross unrealized appreciation and $808,962 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus
                        Investment Portfolios,
                        Founders International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  177SA0602




      Dreyfus Investment
      Portfolios, Founders
      Passport Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                                 Dreyfus Investment Portfolios,
                                                    Founders Passport Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Tracy Stouffer, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Tracy Stouffer, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio produced a total return of 4.32% for both its Initial shares and its Service shares.(1) In comparison, the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index, produced a total return of -1.68% for the same period.(2)

The portfolio produced higher returns than its benchmark primarily because of its focus on shares of international small-cap companies, which generally do not rely on exports to the U.S. for profits. In addition, the portfolio's strong emphasis on emerging markets in Asia also benefited performance. Moreover, international small-cap stocks generally do not present the complicated, and in some cases, inaccurate financial statements that recently have plagued many U.S. companies.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1.5 billion or less that have demonstrated earnings growth as well as dominance in their market niches. The portfolio is a broadly diversified portfolio and currently holds more than 100 stocks across many industries.

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to global small-cap stocks, it is especially important to learn as much as we can, because there is a limited amount of Wall Street research available on many of these companies.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

International small-cap stocks tend to operate within a given domestic economy and therefore do not have exposure to the risks of fluctuating currency values relative to the U.S. dollar, which declined significantly during the reporting period. For example, Merloni, an Italian maker of such household appliances as washers, dryers and refrigerators, has successfully capitalized on strong domestic demand from Russian households. German-based Puma has performed well by focusing on the "lifetsyle" clothing and athletic shoes niche, rather than competing head to head with Nike. Ebookers, a London-based online travel reservation service with a domestic focus, has seen its share price increase in 2002. Another U.K. Internet company, lastminute.com, has prospered by selling unused hotel rooms, airline tickets and entertainment shows, allowing companies to shed unused capacity.

Another factor in the portfolio's relative success was our emphasis on Asian emerging markets, where stock prices had become attractive relative to earnings. The economies of South Korea and Thailand have been particularly strong during the reporting period. Interest rates have been low in these countries and many companies have reported double-digit earnings growth. In addition, China has begun to benefit from its new status as a member of the World Trade Organization as more U.S. and European companies outsource manufacturing there, particularly in the apparel industry. The portfolio's performance benefited from its holdings in Bank Central Asia, an Indonesian bank, which has been very successful and reflects the bright prospects of the region. In addition, the portfolio has benefited by avoiding Asian technology and telecommunications companies, which have suffered from a lack of customer demand. On the other hand, our decision to de-emphasize holdings in Japan was not helpful to the portfolio's performance during the first half of 2002, when Japan's stock market performed well, particularly when the yen is translated into weakened U.S. dollars.

What is the portfolio's current strategy?

One of our current strategies is to increase our focus on domestic Japanese companies, which have benefited from what appears to be a long overdue improvement in the Japanese economy. Many Japanese companies are eliminating automatic wage increases associated with seniority, which is significant in a country that is rapidly aging. In addition, the portfolio is currently shifting away from Europe, since so much of the region's economy depends on exports, which have been hurt recently by a weaker U.S. dollar. We also have continued to de-emphasize technology, media and telecommunications stocks throughout the world, primarily because we believe that earnings growth is likely to remain disappointing. Finally, we believe that gold mining stocks represent a good potential hedge against further weakening of the U.S. dollar.

In summary, we have continued to look for attractive small companies outside of the United States that operate domestically within their markets -- and that present clear and non-controversial financial statements. We believe that these companies are likely to attract more attention, now that investors apparently can no longer point to the U.S. as a model for financial reporting integrity.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

     Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)




COMMON STOCKS--91.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--.8%

Flight Centre                                                                                     3,175                   48,771

Newcrest Mining                                                                                  12,100                   51,701

Transurban                                                                                       16,875  (a)              39,952

                                                                                                                         140,424

AUSTRIA--.0%

Wolford                                                                                             300  (a)               4,435

CANADA--8.8%

Agnico-Eagle Mines                                                                                4,775                   69,614

Angiotech Pharmaceuticals                                                                         1,550  (a)              57,965

Aur Resources                                                                                    12,775  (a)              39,440

CHC Heilcoptor, Cl. A                                                                             7,475  (a)             170,121

Canadian 88 Energy                                                                               43,950  (a)              79,152

Compton Petroleum                                                                                11,850  (a)              30,878

CoolBrands International                                                                          8,600  (a)              40,563

Cott                                                                                              4,675  (a)              88,695

Dorel Industries                                                                                  5,400  (a)             134,474

Eldorado Gold                                                                                   110,575  (a)              88,262

Gildan Activewear                                                                                 3,025  (a)              68,087

Kinross Gold                                                                                     30,625  (a)              68,689

Mega Blocks                                                                                       1,250  (a)              16,203

Mega Blocks                                                                                       9,350  (a,b)           121,200

Meridian Gold                                                                                     7,700  (a)             125,463

Norske Skog Canada                                                                               19,450                   94,947

Open Text                                                                                         2,100  (a)              41,181

Tesco                                                                                             4,350  (a)              48,352

Wheaton River Minerals                                                                           74,350  (a)              72,099

                                                                                                                       1,455,385

CHINA--2.2%

AsiaInfo                                                                                          2,100  (a)              27,825

China Eastern Airlines, Cl. H                                                                   488,000                   81,959

People's Food                                                                                   103,000                   73,426

Shangdong International Power Development, Cl. H                                                430,000                  115,769

United Food                                                                                     163,000                   63,171

                                                                                                                         362,150

CROATIA--.1%

Pliva d.d., GDR                                                                                   1,475  (b)              21,742


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK--1.3%

Auriga Industries, Cl. B                                                                          6,600                   66,923

Carlsberg, Cl. B                                                                                  2,800                  147,187

                                                                                                                         214,110

FINLAND--1.3%

Huhtamaki                                                                                         1,150                   51,341

M-real, Cl. B                                                                                    17,500                  169,104

                                                                                                                         220,445

FRANCE--1.3%

Bonduelle                                                                                           175                   12,153

Buffalo Grill                                                                                     1,425                   22,846

Norbert Dentressangle                                                                             1,850                   49,831

Remy Cointreau                                                                                    4,000                  128,973

                                                                                                                         213,803

GERMANY--1.3%

Evotec OAI                                                                                            1  (a)                   6

Jenoptik                                                                                          1,150                   21,849

Leoni                                                                                             3,625                  120,838

Puma                                                                                              1,100                   80,320

                                                                                                                         223,013

GREECE--2.4%

Hellenic Petroleum                                                                                9,110                   55,674

Hyatt Regency Hotels and Tourism                                                                 16,450                  105,754

Intralot                                                                                          4,900                   96,837

Technical Olympic                                                                                33,700                  148,446

                                                                                                                         406,711

HONG KONG--10.1%

Bossini International                                                                           534,000  (a)              38,339

COFCO International                                                                             208,000                   63,333

Cosco Pacific                                                                                   238,000                  189,180

Dah Sing Financial                                                                               24,000                  116,923

Dream International                                                                             286,000                   64,533

Far East Pharmaceutical Technology                                                              148,000                   45,064

First Pacific                                                                                   584,000  (a)             109,313

Global Green Tech                                                                               306,000                   76,892

Hongkong and Shanghai Hotels                                                                    161,000                   74,824

Hopewell                                                                                         52,000                   35,333

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

Kerry Properties                                                                                 44,500                   46,782

Kin Yat                                                                                         130,000                   32,500

Kingmaker Footwear                                                                              148,000                   48,385

Mainland Headwear                                                                               106,000                   36,692

Midland Realty                                                                                  254,000                   23,772

Next Media                                                                                      226,000  (a)              60,846

Ngai Lik Industrial                                                                             298,000                  106,974

Proview International                                                                           276,000  (a)              24,062

Shanghai Industrial                                                                              22,000                   42,449

Shanghai Real Estates                                                                           544,000                   86,482

Shangri-La Asia                                                                                  70,000                   58,333

Tack Fat                                                                                        728,000                   51,333

Texwinca                                                                                         56,000                   48,103

Tingyi (Cayman Islands)                                                                         368,000                  112,051

Water Oasis                                                                                     184,000                   22,410

Wing Lung Bank                                                                                   13,900                   61,124

                                                                                                                       1,676,032

INDONESIA--2.4%

PT Aneka Tambang                                                                                349,500                   45,126

PT Astra Otoparts                                                                               273,000                   62,665

PT Citr Marga Nusaphala Persada                                                                 500,500                   22,115

PT Indofood Sukses Makmur                                                                       420,500                   51,881

PT Kalbe Farma                                                                                1,045,000  (a)              49,174

PT Semen Gresik (Persero)                                                                       100,000                   96,408

PT United Tractors                                                                            1,013,000  (a)              63,945

                                                                                                                         391,314

IRELAND--1.5%

First Active                                                                                     21,700                  103,337

Paddy Power                                                                                      27,775                  146,045

                                                                                                                         249,382

ITALY--4.6%

Cassa di Risparmio di Firenze                                                                    54,325                   72,220

Davide Campari--Milano                                                                            4,100                  135,696

De'Longhi                                                                                        13,325                   72,100

GranitiFiandre                                                                                   11,950                   91,644

Merloni Elettrodomestici                                                                         14,250                  156,501


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Mondadori (Arnoldo) Editore                                                                      16,275                  109,166

SABAF                                                                                             2,775                   41,021

Saeco International                                                                              30,000  (a)              93,396

                                                                                                                         771,744

JAPAN--18.1%

ASICS                                                                                            59,000  (a)              59,731

BELLUNA                                                                                           1,100                   43,072

C & S                                                                                             4,300                  102,895

C TWO-NETWORK                                                                                     1,500                   47,440

CAWACHI                                                                                             800                   70,950

CHIYODA                                                                                           5,800                   58,427

COCA-COLA WEST JAPAN                                                                              3,200                   59,973

DOSHISHA                                                                                          8,300                  130,208

Diamond Lease                                                                                     5,200                  107,898

Don Quijote                                                                                       1,000                   96,553

ENESERVE                                                                                          1,967                   88,706

ENPLAS                                                                                            1,000                   29,953

Goodwill Group                                                                                       26                   88,973

HOKUETSU PAPER MILLS                                                                             19,000                  120,340

HOKUTO                                                                                            3,720                   97,108

INTELLIGENT WAVE                                                                                     15                   37,902

IZUMI                                                                                             3,000                   46,135

JAPAN CASH MACHINE                                                                                2,200                   36,630

Japan Smaller Capitalization Fund                                                                13,850  (a)             110,662

KENWOOD                                                                                          83,000  (a)              82,639

KOKUYO                                                                                            5,000                   52,836

KOMERI                                                                                            1,000                   29,200

KUBOTEK                                                                                              28                   83,869

KURODA ELECTRIC                                                                                      60                    1,348

Kawasaki Heavy Industries                                                                        53,000  (a)              67,846

LEOPALACE21                                                                                       8,000  (a)              56,894

MINISTOP                                                                                          4,300                   65,011

Mars Engineering                                                                                  1,500                   46,436

NEC Soft                                                                                            400                   43,173

N.I.C.                                                                                            6,200                   86,111

NIPPON SHOKUBAI                                                                                  19,000                   95,699

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

NIPRO                                                                                             5,000                   81,953

NISHIMATSUYA CHAIN                                                                                3,000                   97,892

NITTO ELECTRIC WORKS                                                                              9,000                   71,536

Nissen                                                                                            2,800                   51,071

Nitori                                                                                            1,900                   76,782

PARCO                                                                                             9,000                   44,879

ROUND ONE                                                                                            29  (a)              43,189

RYOHIN KEIKAKU                                                                                    3,900                   97,892

SANYO SHOKAI                                                                                     11,000                   61,203

SEIKO GIKEN                                                                                       1,000                   28,698

SHIMA SEIKI MANUFACTURING                                                                         1,900                   43,240

SHOWA                                                                                             7,000                   58,568

TOSHIBA TUNGALOY                                                                                 10,000                   25,602

Taisei Lamick                                                                                     3,000                   91,616

                                                                                                                       3,018,739

MALAYSIA--3.1%

APM Automotive                                                                                   95,000                   82,000

Arab-Malaysian                                                                                  235,000  (a)              81,013

MBM Resources                                                                                    32,000                   43,790

Malaysian Mining                                                                                 80,000                   63,158

Rashid Hussain                                                                                  262,000  (a)             162,026

Road Builder (M)                                                                                 36,000                   51,158

TA Enterprise                                                                                   187,000                   38,384

                                                                                                                         521,529

MEXICO--.5%

Organizacion Soriana, Cl. B                                                                      17,000  (a)              42,325

TV Azteca, ADR                                                                                    6,325                   43,073

                                                                                                                          85,398

NETHERLANDS--1.0%

CSM                                                                                               4,150                  100,172

Nutreco                                                                                           1,750                   59,863

                                                                                                                         160,035

NORWAY--1.2%

Ekornes                                                                                           3,200                   40,356

Golar LNG                                                                                        13,400  (a)              82,259

Hydralift                                                                                         9,575                   71,556

                                                                                                                         194,171


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHILIPPINES--.0%

Bank of the Philippine Islands                                                                    4,080                    3,892

SINGAPORE--.7%

Cycle & Carriage                                                                                 45,000                  120,679

SOUTH AFRICA--.5%

Randgold & Exploration, ADR                                                                      14,000  (a)              77,840

SOUTH KOREA--4.2%

Hankuk Electric Glass                                                                               660                   37,910

Hanyil                                                                                            1,036                   18,515

Kook Soon Dang Brewery                                                                            1,830                   65,868

Korean Air                                                                                        6,820  (a)              90,140

LG Home Shopping                                                                                    360                   39,501

Lotte Chilsung Beverage                                                                              80                   55,195

Pantech                                                                                           8,610  (a)              73,003

Plenus Entertainment                                                                              5,270                   46,655

Pulmuone                                                                                          1,820                   47,656

Shinmoorim Paper Manufacturing                                                                   15,530  (a)              82,362

Sindo Ricoh                                                                                         870                   42,524

Woongjin Coway                                                                                    4,120                   32,535

You Eal Electronics                                                                               3,014                   63,512

                                                                                                                         695,376

SPAIN--.6%

Enagas                                                                                            7,475                   47,314

Viscofan, Industria Navarra De Envolturas Celulosicas                                             6,950                   53,782

                                                                                                                         101,096

SWEDEN--4.0%

Capio                                                                                            15,200  (a)             129,603

Elekta, Cl. B                                                                                    17,000  (a)             191,410

Getinge, Cl. B                                                                                    2,400                   47,224

Nobel Biocare                                                                                     1,450                   97,640

Swedish Match                                                                                    25,000                  207,698

                                                                                                                         673,575

SWITZERLAND--2.5%

Logitech International                                                                            1,150                   53,709

Rieter                                                                                              150                   35,432

SEZ                                                                                                 750                   27,587

SGS Societe Generale de Surveillance                                                                525                  168,303

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

Saurer                                                                                            4,625  (a)             137,342

                                                                                                                         422,373

THAILAND--4.8%

Asian Property Development                                                                      206,650  (a)             225,187

BEC World                                                                                         9,550                   55,196

Ch. Karnchang                                                                                    24,625  (a)              13,284

Hemaraj Land and Development                                                                    348,425  (a)              53,281

Italian-Thai Development                                                                        151,650  (a)             111,386

Kiatnakin Finance                                                                                85,300                   80,627

Shin                                                                                            220,150  (a)              74,223

Supalai                                                                                          84,950  (a)              38,869

TISCO Finance                                                                                   164,500  (a)              98,244

Thai Film Industries                                                                            315,650  (a)              45,609

                                                                                                                         795,906

UNITED KINGDOM--12.3%

Arena Leisure                                                                                    80,925  (a)              34,707

Autonomy                                                                                         20,850  (a)              84,630

Avon Rubber                                                                                      16,100                   41,282

Babcock International                                                                            14,950                   27,479

Berkeley                                                                                          3,075                   34,147

Cranswick                                                                                         7,475                  114,380

De Vere                                                                                          16,000                   86,265

ebookers                                                                                         24,900  (a)             108,697

Enterprise Inns                                                                                   7,325                   57,781

Eyretel                                                                                          43,850  (a)              28,545

First Choice Holidays                                                                            45,750                   72,528

HIT Entertainment                                                                                51,200                  208,605

ICAP                                                                                             14,050                  180,018

Kelda                                                                                            13,925                   91,075

lastminute.com                                                                                  109,900  (a)             158,604

Marylebone Warwick Balfour                                                                       21,825                   30,755

Matalan                                                                                          13,225                   63,201

NHP                                                                                             110,584  (a)             128,307

SFI                                                                                              59,675                  179,152


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Sygen International                                                                              13,500  (a)              10,442

Warthog                                                                                          21,325  (a)               9,962

Wireless Group                                                                                   24,775  (a)              28,461

Wood (John)                                                                                      54,600                  175,625

Yule Catto & Co.                                                                                 20,175                   93,788

                                                                                                                       2,048,436

TOTAL COMMON STOCKS
   (cost $15,160,536)                                                                                                 15,269,735
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.5%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Escada
   (cost $85,717)                                                                                 4,000                   73,415
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--7.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Home Loan Mortgage Corp.,
   1.88%, 7/1/2002
   (cost $1,200,000)                                                                          1,200,000                1,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $16,446,253)                                                               99.3%              16,543,150

CASH AND RECEIVABLE (NET)                                                                            .7%                 122,584

NET ASSETS                                                                                        100.0%              16,665,734

(A) NON-INCOME PRODUCING.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002, THESE SECURITIES AMOUNTED TO $142,942 OR .9% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  16,446,253  16,543,150

Cash                                                                    362,204

Receivable for investment securities sold                               580,194

Dividends receivable                                                     26,477

Prepaid expenses                                                            939

Due from The Dreyfus Corporation and affiliates                          10,742

                                                                     17,523,706
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             558,527

Payable for shares of Beneficial Interest redeemed                      166,024

Accrued expenses                                                        133,421

                                                                        857,972
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       16,665,734
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      32,635,279

Accumulated investment (loss)                                              (723)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (16,066,806)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                       97,984
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       16,665,734

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         15,828,779       836,955

Shares Outstanding                                      1,290,986        68,251
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.26         12.26

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $21,479 foreign taxes withheld at source)       155,402

Interest                                                                 8,134

TOTAL INCOME                                                           163,536

EXPENSES:

Investment advisory fee--Note 3(a)                                      86,130

Custodian fees                                                         196,556

Auditing fees                                                           20,633

Prospectus and shareholders' reports                                    17,893

Legal fees                                                               2,498

Distribution fees--Note 3(b)                                               989

Trustees' fees and expenses--Note 3(c)                                     317

Shareholder servicing costs--Note 3(b)                                     317

Loan commitment fees--Note 2                                                90

Miscellaneous                                                           12,307

TOTAL EXPENSES                                                         337,730

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)               (173,516)

NET EXPENSES                                                           164,214

INVESTMENT INCOME (LOSS)                                                  (678)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                       517,895

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                        305,664

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 823,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   822,881

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                        (678)               48,468

Net realized gain (loss) on investments           517,895            (6,673,599)

Net unrealized appreciation (depreciation)
   on investments                                 305,664            (1,523,458)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      822,881            (8,148,589)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (40,280)                   --

Service shares                                     (1,860)                   --

TOTAL DIVIDENDS                                   (42,140)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 11,637,897            16,132,702

Service shares                                    143,786             1,838,982

Dividends reinvested:

Initial shares                                     40,280                    --

Service shares                                      1,860                    --

Cost of shares redeemed:

Initial shares                                (13,088,660)          (17,840,283)

Service shares                                    (94,047)           (1,020,540)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,358,884)             (889,139)

TOTAL INCREASE (DECREASE) IN NET ASSETS          (578,143)           (9,037,728)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            17,243,877            26,281,605

END OF PERIOD                                  16,665,734            17,243,877

Undistributed investment income (loss)--net          (723)               42,095


                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       959,575             1,219,921

Shares issued for dividends reinvested              3,269                    --

Shares redeemed                                (1,071,720)          (1,367,363)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (108,876)            (147,442)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        11,715              146,100

Shares issued for dividends reinvested                151                   --

Shares redeemed                                    (7,827)             (81,917)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,039               64,183

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                  Six Months Ended
                                                     June 30, 2002                          Year Ended December 31,
                                                                          ----------------------------------------------------------

INITIAL SHARES                                          (Unaudited)            2001           2000          1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                         11.78            16.99          23.82         14.46         12.50

Investment Operations:

Investment income (loss)--net                                 (.00)(b,c)        .03(b)        (.11)(b)      (.10)(b)       .00(c)

Net realized and unrealized gain (loss)
   on investments                                              .51            (5.24)         (5.61)        11.04          1.97

Total from Investment Operations                               .51            (5.21)         (5.72)        10.94          1.97

Distributions:

Dividends from investment income--net                         (.03)              --             --            --          (.00)(c)

Dividends from net realized gain
   on investments                                               --               --          (1.11)        (1.58)         (.01)

Total Distributions                                           (.03)              --          (1.11)        (1.58)         (.01)

Net asset value, end of period                               12.26            11.78          16.99         23.82         14.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              4.32(d)        (30.66)        (25.76)        76.05         15.79(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        .94(d)          1.50           1.50          1.50           .38(d)

Ratio of net investment income (loss)
   to average net assets                                      (.00)(d,e)        .24           (.47)         (.60)          .02(d)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                    1.00(d)          2.01           2.09          2.14           .30(d)

Portfolio Turnover Rate                                     245.33(d)        729.40         493.10        319.31          3.98(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       15,829           16,487         26,281        14,836         5,788


(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                            Six Months Ended
                                                                                June 30, 2002            Year Ended December 31,
                                                                                                       ---------------------------

SERVICE SHARES                                                                     (Unaudited)           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.78           16.99          16.99

Investment Operations:

Investment (loss)                                                                        (.00)(b,c)      (.01)(b)         --

Net realized and unrealized gain (loss)
   on investments                                                                         .51           (5.20)            --

Total from Investment Operations                                                          .51           (5.21)            --

Distributions:

Dividends from investment income--net                                                    (.03)             --             --

Net asset value, end of period                                                          12.26           11.78          16.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                         4.32(d)       (30.66)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .96(d)         1.50             --

Ratio of investment (loss) to average net assets                                         (.01)(d)        (.12)            --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                         1.08(d)         2.56

Portfolio Turnover Rate                                                                245.33(d)       729.40         493.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     837             757              1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Founders Passport Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $16,488,752 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $6,528,027 of the carryover expires in fiscal 2008 and $9,960,725 expires in fiscal 2009.

The portfolio paid no distributions to shareholders during the fiscal year ended December 31, 2001. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus had agreed from February 1, 2002, to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $173,516 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of

                                                                The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

..25 of 1% of the value of the Service shares's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $989 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $77 pursuant to the transfer agency agreement

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $40,047,086 and $42,954,645, respectively.

At June 30, 2002, accumulated net unrealized appreciation on investments was $96,897, consisting of $929,519 gross unrealized appreciation and $832,622 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Founders Passport Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  178SA0602





      Dreyfus
      Investment Portfolios,
      Japan Portfolio

      SEMIANNUAL REPORT June 30, 2002


YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                                Japan Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Miki Sugimoto.

Although market conditions have remained volatile, U.S. and international economies have recently begun to show signs of renewed growth, and investors appear to be taking a fresh look at the opportunities a global economic rebound could create. In particular, following two tumultuous years for equities in the U.S. and overseas, some investors are turning their attention to the long-term appreciation potential of international stocks. After all, stocks have historically produced higher long-term returns than bonds or money market funds. For investors with appropriate time horizons and attitudes toward risk, international stocks may provide considerable potential for pursuing growth over time.

Indeed, as many professionals can attest, the benefits of equity investments become clearer when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's total return was 5.16% for both its Initial and Service shares.(1) The total return of the Morgan Stanley Capital International Japan Index ("MSCI Japan Index"), the portfolio's benchmark, was 8.16% for the reporting period.(2)

We attribute the portfolio's positive overall performance to gradually improving economic conditions within Japan and to the increasing strength of Japanese currency relative to the U.S. dollar. The portfolio underperformed its benchmark primarily because of disappointing results in the retail, real estate and financials industry areas during the first three months of 2002.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests at least 80% of its assets in stocks of Japanese companies. The portfolio's stock investments may include common, preferred and convertible stocks, including those purchased through IPOs.

We utilize a "top-down," theme-driven investment approach to stock selection. We first attempt to identify overall economic trends, and then begin to narrow the search to industry groups that are believed to have the potential to benefit from these trends. We also consider economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock selection process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term outlooks or industries that are undergoing dramatic change. Second, we

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

look for companies with quality management teams and strong franchises. Third, we strive to identify high quality companies with high intrinsic values as measured by fundamental valuation criteria such as earnings outlook, business prospects and asset values.

What other factors influenced the portfolio's performance?

After several years of steady declines, the Japanese economy experienced gradual improvement during the reporting period. In response, Japan's stock market rose modestly after dipping to its lowest levels in more than 15 years.

During the first few months of the reporting period, most of the market's gains were concentrated in the export area, which responded positively to evidence of renewed global economic growth. The portfolio benefited from this trend through its holdings of machinery-producing and exporting concerns, such as Makita and MORI SEIKI. However, the portfolio de-emphasized stocks in certain other export-oriented areas, such as basic materials, because we believed them to be priced at relatively high multiples of earnings. As a result, the portfolio's performance lagged the benchmark during the first half of the reporting period.

From April through June 2002, as domestic Japanese consumption began to show signs of rebounding, retail stocks gained ground. The portfolio's retail holdings, such as ITO-YOKADO and UNY, helped narrow the performance gap with the benchmark. Investments in Diamond Lease contributed positively to performance as well, although to a lesser degree. Midcap stocks characterized by attractive valuations and relatively little exposure to global economic volatility proved to be another fruitful area of investment. For example, the portfolio enjoyed gains as a result of its holdings of DOSHISHA, a well-established importer of goods from China, and NICHII GAKKAN, a Japanese health care service provider. Performance also benefited from our decision to increase the portfolio's exposure to the value of the Japanese yen by reducing currency hedging positions. The yen increased in value from roughly $0.75 in January to nearly $0.85 by the end of June.


What is the portfolio's current strategy?

As of June 30, 2002, Japanese economic indicators continued to show signs of improvement. At the same time, stock prices remained subject to high levels of volatility due to global and domestic uncertainties. In light of these conditions, we have emphasized investments in midcap companies, particularly in the services sector. We believe such stocks offer good growth potential while providing a welcome degree of insulation from the market's volatility. We are also actively looking for opportunities to increase the portfolio's exposure to areas such as technology, which we believe are strongly positioned to benefit from increasing economic growth.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)



COMMON STOCKS--97.7%                                    Shares        Value ($)
--------------------------------------------------------------------------------

BASIC MATERIALS--8.5%

JSR                                                      3,000          25,427

KANEKA                                                   3,000          20,959

Kao                                                      2,000          46,185

Shin-Etsu Chemical                                         800          34,471

Shiseido                                                 2,000          26,740

                                                                       153,782

COMMUNICATIONS--6.3%

JAPAN TELECOM                                                8          22,959

NIPPON TELEGRAPH AND TELEPHONE                              13          53,623

NTT DoCoMo                                                  15          37,023

                                                                       113,605

CONSTRUCTION/PROPERTY--7.5%

JGC                                                      4,000          28,447

Japan Real Estate Investment                                10          43,256

Japan Retail Fund Investment                                 6          23,444

KINDEN                                                   5,000          23,846

Mitsubishi Estate                                        2,000          16,399

                                                                       135,392

CONSUMER STAPLES--20.3%

C TWO-NETWORK                                              900          28,464

HANKYU DEPARTMENT STORES                                 4,000          30,522

HONDA MOTOR                                                600          24,398

ITO-YOKADO                                               1,000          50,201

KATOKICHI                                                1,700          29,869

NICHIREI                                                 7,000          22,549

NIPPON MEAT PACKERS                                      3,000          37,701

NISSAN MOTOR                                             3,000          20,833

OTSUKA KAGU                                                700          26,941

TOYO SUISAN KAISHA                                       3,000          28,313

UNY                                                      3,000          34,086

WORLD                                                    1,100          32,672

                                                                       366,549

FINANCIAL--11.0%

ACOM                                                       500          34,262

Bank of Yokohama                                         8,000          34,136

Daiwa Securities Group                                   3,000          19,503


COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Diamond Lease                                            1,100          22,825

Mitsubishi Tokyo Financial Group                             4          27,041

NIF Ventures                                                13          26,431

Promise                                                    700          35,375

                                                                       199,573

PHARMACEUTICAL--4.4%

KOBAYASHI PHARMACEUTICAL                                   900          36,521

ROHTO PHARMACEUTICAL                                     2,000          15,897

TERUMO                                                   2,100          28,148

                                                                        80,566

SERVICES--23.3%

Aoi Advertising Promotion                                  300          1,682

CAPCOM                                                     900          23,343

CSK                                                        800          28,581

DAIICHIKOSHO                                             2,000          32,965

DOSHISHA                                                 1,800          28,238

Drake Beam Morin-Japan                                     800          25,435

Goodwill Group                                               8          27,376

MEITIC                                                     800          26,506

MITSUI & CO.                                             5,000          33,551

Mitsubishi                                               4,000          29,016

NAMCO                                                      600          11,471

NICHII GAKKAN                                              350          22,256

OBIC                                                       100          21,754

ORACLE CORPORATION JAPAN                                   600          25,653

RESORTTRUST                                              1,300          23,603

SUMITOMO                                                 5,000          30,371

ServiceWare                                              1,000          30,120

                                                                       421,921

TECHNOLOGY--13.4%

ADVANTEST                                                  300          18,725

CANON                                                    1,000          37,902

FUJITSU                                                  3,000          20,984

Hitachi                                                  4,000          25,937

KYOCERA                                                    400          29,284

Matsushita Electric Industrial                           2,000          27,359

                                                        The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

NIDEC                                                      300          21,812

OLYMPUS OPTICAL                                          2,000          28,012

SONY                                                       600          31,777

                                                                       241,792

TRANSPORTATION--3.0%

East Japan Railway                                           7          32,856

Nippon Yusen Kabushiki Kaisha                            6,000          20,733

                                                                        53,589
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,775,027)                       97.7%      1,766,769

CASH AND RECEIVABLES (NET)                                 2.3%         41,332

NET ASSETS                                               100.0%      1,808,101

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,775,027    1,766,769

Cash                                                                     65,400

Cash denominated in foreign currencies                       4,796        4,957

Receivable for investment securities sold                                85,507

Dividends receivable                                                         89

Prepaid expenses                                                            866

                                                                      1,923,588
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,690

Payable for investment securities purchased                              93,434

Payable for shares of Beneficial Interest redeemed                            3

Accrued expenses                                                         20,360

                                                                        115,487
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,808,101
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,711,418

Accumulated investment (loss)                                           (38,951)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                    (856,304)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                       (8,062)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,808,101

NET ASSET VALUE PER SHARE

                                                Initial Shares   Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      1,762,502           45,599

Shares Outstanding                                     214,486            5,547
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             8.22             8.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $1,145 foreign taxes withheld at source)          6,566

EXPENSES:

Investment advisory fee--Note 3(a)                                       8,487

Auditing fees                                                           10,631

Custodian fees                                                           3,538

Prospectus and shareholders' reports                                     2,114

Shareholder servicing costs--Note 3(b)                                     250

Legal fees                                                                 197

Trustees' fees and expenses--Note 3(c)                                     190

Distribution fees--Note 3(b)                                                16

Miscellaneous                                                            2,912

TOTAL EXPENSES                                                          28,335

Less--waiver of fees and assumption of expenses
  by The Dreyfus Corporation due to undertaking--Note 3(a)             (15,604)

NET EXPENSES                                                            12,731

INVESTMENT (LOSS)                                                       (6,165)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (304,566)

Net realized gain (loss) on forward currency exchange contracts         20,190

NET REALIZED GAIN (LOSS)                                              (284,376)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    371,793

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  87,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    81,252

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                  (6,165)             (15,006)

Net realized gain (loss) on investments          (284,376)            (403,424)

Net unrealized appreciation (depreciation)
   on investments                                 371,793             (236,543)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        81,252            (654,973)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (56,580)                  --

Service shares                                       (228)                  --

TOTAL DIVIDENDS                                   (56,808)                  --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    481,787            1,454,950

Service shares                                     40,508               10,628

Dividends reinvested:

Initial shares                                     56,580                   --

Service shares                                        228                   --

Cost of shares redeemed:

Initial shares                                   (502,003)          (1,353,826)

Service shares                                       (772)              (3,727)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                76,328              108,025

TOTAL INCREASE (DECREASE) IN NET ASSETS           100,772             (546,948)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,707,329            2,254,277

END OF PERIOD                                   1,808,101            1,707,329

Undistributed investment income (loss)--net       (38,951)              24,022

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        58,749              142,811

Shares issued for dividends reinvested              7,282                   --

Shares redeemed                                   (61,803)            (133,411)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,228                9,400
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                         4,864                1,073

Shares issued for dividends reinvested                 29                   --

Shares redeemed                                       (96)                (368)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,797                  705

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                              June 30, 2002                     Year Ended December 31,
                                                                                     -----------------------------------------------

INITIAL SHARES                                                   (Unaudited)             2001             2000             1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    8.09            11.22            12.84            12.50

Investment Operations:

Investment income (loss)--net                                           (.03)(b)         (.07)(b)         (.08)(b)          .00(b,c)

Net realized and unrealized gain (loss)
   on investments                                                        .43            (3.06)           (1.06)             .34

Total from Investment Operations                                         .40            (3.13)           (1.14)             .34

Distributions:

Dividends from investment income--net                                   (.27)              --             (.05)              --

Dividends from net realized gain
   on investments                                                         --               --             (.43)              --

Total Distributions                                                     (.27)              --             (.48)              --

Net asset value, end of period                                          8.22             8.09            11.22            12.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        5.16(d)        (27.90)           (8.92)            2.64(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(d)          1.50             1.50              .07(d)

Ratio of net investment income (loss)
   to average net assets                                                (.36)(d)         (.74)            (.80)             .03(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                            .91(d)          2.88             1.90             1.35(d)

Portfolio Turnover Rate                                               151.80(d)        160.78           378.54               --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,763            1,701            2,254            2,054

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                               June 30, 2002             Year Ended December 31,
                                                                                                   ---------------------------------

SERVICE SHARES                                                                    (Unaudited)            2001          2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     8.09           11.22         11.22

Investment Operations:

Investment (loss)                                                                        (.04)(b)       (.07)(b)         --

Net realized and unrealized gain (loss)
   on investments                                                                         .44          (3.06)            --

Total from Investment Operations                                                          .40          (3.13)            --

Distributions:

Dividends from investment income--net                                                    (.27)            --             --

Net asset value, end of period                                                           8.22           8.09          11.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                         5.16(c)      (27.90)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .75(c)        1.50             --

Ratio of investment (loss)
   to average net assets                                                                 (.54)(c)       (.78)            --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                         .73(c)        3.29             --

Portfolio Turnover Rate                                                                151.80(c)      160.78        378.54
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                      46              6             1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering thirteen series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), serves as the portfolio's sub-investment adviser. Newton is an affiliate of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of June 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 172,468 Initial shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre-

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $470,154 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The portfolio had no distributions paid to shareholders during the fiscal year ended December 31, 2001. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $15,604, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion or more. . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $16 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $124 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2002, amounted to $2,559,603 and $2,518,492, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2002, there were no open forward currency exchange contracts outstanding.

At June 30, 2002, accumulated net unrealized depreciation on investments was $8,258, consisting of $99,469 gross unrealized appreciation and $107,727 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Japan Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  189SA0602






      Dreyfus
      Investment Portfolios,
      MidCap Stock Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,
                                                         MidCap Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's MidCap 400 Index, a widely accepted benchmark of domestic midcap stock performance, down during the first six months of the year

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2002, the portfolio's Initial shares produced a -0.87% total return and its Service shares produced a -1.01% total return.(1) In comparison, the Standard & Poor's MidCap 400 Index (the "S&P 400 Index"), the portfolio's benchmark, returned -3.21% for the same period.(2)

Stocks produced generally negative returns during the first half of 2002, partly due to investor concerns over accounting irregularities at larger companies, such as Enron, WorldCom and Xerox. As a group, however, midcap stocks produced higher returns than large-cap stocks, partly because investors have viewed midcap stocks as less complicated businesses with more reliable accounting practices.

What is the portfolio's investment approach?

The portfolio invests primarily in a blend of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each factor based upon our analysis of which factors are being rewarded by investors, and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the portfolio's performance?

While large-cap stocks produced double-digit negative returns during the reporting period, the performance of midcap stocks was only slightly negative. A major reason is that the accounting irregularities in the headlines have involved mostly large-cap companies. Many large companies are conglomerates composed of dozens of businesses. In contrast, midcap companies tend to have fewer lines of business and less complicated structures.

In addition, the portfolio's performance relative to its benchmark benefited from its flexibility to favor one investment style over another, whenever we believe it is appropriate. Since March 2000, value-oriented stocks have posted substantially higher returns than growth stocks, and, for much of that time, we have focused the portfolio's investments on value companies. In contrast, our benchmark contains a blend of value and growth stocks.

We avoided growth stocks such as biotechnology companies because we believed that investors would favor companies with current earnings, not those that promise earnings in the future. Accordingly, we purchased shares of currently profitable health care management companies, such as PacifiCare Health Systems, Trigon Healthcare and Oxford Health Plans, which have benefited from higher levels of government reimbursement for health care expenses.

Another area that performed well related to consumer spending, a bright spot in the economy during the first half of 2002. Consumer-oriented holdings that have done well include Lennar, a homebuilder company; Williams-Sonoma, a home-oriented retailer that owns Pottery Barn; and American Axle & Manufacturing Holdings, an auto supplier that makes steering components, transmission parts and other products.


In the consumer staples category, one of the top performers during the reporting period was Fresh Del Monte Produce, a producer and marketer of bananas, apples and other fruits. The company has benefited from the worldwide trend toward free trade and the end of tariffs and import restrictions in large markets such as Europe. On the other hand, the portfolio's performance during the reporting period was hurt by the performance of Metris Companies, which provides credit card services to consumers with less than spotless credit histories. The company sustained a higher than expected number of credit card losses during the reporting period.

What is the portfolio's current strategy?

We have continued to search for companies in which we have a high degree of confidence that they can reach their stated earnings goals. We prefer not to own companies that have to "stretch" to make their numbers. Generally, that means we have continued to favor value stocks over growth stocks. However, many areas of the market that were formerly considered a part of the growth style became value-oriented investments after their stock prices declined sharply. That's particularly the case in the technology group, where many fundamentally sound companies can be found at what we believe are bargain prices.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                        The Portfolio



STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)
COMMON STOCKS--95.8%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

R.J. Reynolds Tobacco Holdings                                                                   34,800                1,870,500

CONSUMER CYCLICAL--11.1%

American Axle & Manufacturing Holdings                                                           46,500  (a)           1,382,910

American Eagle Outfitters                                                                        47,300  (a)             999,922

ArvinMeritor                                                                                     34,800                  835,200

Aztar                                                                                            39,700  (a)             825,760

Bob Evans Farms                                                                                  46,500                1,463,820

Borders Group                                                                                    66,400  (a)           1,221,760

Brinker International                                                                            51,500  (a)           1,635,125

Children's Place Retail Stores                                                                   23,300  (a)             617,473

Furniture Brands International                                                                   31,500  (a)             952,875

GTECH Holdings                                                                                   30,600  (a)             781,524

Hollywood Entertainment                                                                          41,400  (a)             856,152

Jones Apparel Group                                                                              34,800  (a)           1,305,000

Lear                                                                                             43,100  (a)           1,993,375

Magna International, Cl. A                                                                       14,900                1,025,865

Mohawk Industries                                                                                34,800  (a)           2,141,244

Nautilus Group                                                                                   21,600  (a,b)           660,960

Neiman Marcus Group, Cl. A                                                                       26,500  (a)             919,550

Polaris Industries                                                                               21,600                1,404,000

REX Stores                                                                                       34,800  (a)             476,760

Racing Champions Ertl                                                                            81,400  (a)           1,503,458

Ross Stores                                                                                      34,800                1,418,100

Sonic Automotive                                                                                 53,200  (a)           1,369,900

Williams-Sonoma                                                                                  55,400  (a)           1,698,564

Zale                                                                                             30,800  (a)           1,116,500

                                                                                                                      28,605,797

CONSUMER STAPLES--3.4%

Alberto-Culver, Cl. B                                                                            21,600                1,032,480

Dole Food                                                                                        43,100                1,243,435

Fleming Cos.                                                                                     69,700                1,265,055

Fresh Del Monte Produce                                                                          66,600                1,665,000

Smithfield Foods                                                                                 59,700  (a)           1,107,435

Tyson Foods, Cl. A                                                                              159,400                2,472,294

                                                                                                                       8,785,699


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED--7.6%

AGL Resources                                                                                    46,500                1,078,800

BJ Services                                                                                      58,400  (a)           1,978,592

Black Hills                                                                                      31,500                1,090,215

ENSCO International                                                                              55,700                1,518,382

Energen                                                                                          31,500                  866,250

Equitable Resources                                                                              39,800                1,365,140

Helmerich & Payne                                                                                46,300                1,653,836

Houston Exploration                                                                              43,000  (a)           1,247,000

MDU Resources Group                                                                              23,300                  612,557

Murphy Oil                                                                                       18,100                1,493,250

Patina Oil & Gas                                                                                 44,625                1,224,064

Pride International                                                                              42,000  (a)             657,720

Questar                                                                                          59,700                1,474,590

Tidewater                                                                                        51,500                1,695,380

Valero Energy                                                                                    41,400                1,549,188

                                                                                                                      19,504,964

HEALTH CARE--11.7%

Apogent Technologies                                                                             71,400  (a)           1,468,698

Barr Laboratories                                                                                22,900  (a)           1,454,837

Beckman Coulter                                                                                  28,200                1,407,180

Edwards Lifesciences                                                                             44,800  (a)           1,039,360

Express Scripts                                                                                  25,500  (a)           1,277,805

Gilead Sciences                                                                                  37,500  (a)           1,233,000

Health Net                                                                                       78,000  (a)           2,088,060

Henry Schein                                                                                     33,200  (a)           1,477,400

Hillenbrand Industries                                                                           21,600                1,212,840

ICN Pharmaceuticals                                                                              41,400                1,002,294

IVAX                                                                                             43,100  (a)             465,480

Millipore                                                                                        25,400                  812,292

Mylan Laboratories                                                                              111,200                3,486,120

Oxford Health Plans                                                                              71,400  (a)           3,317,244

PacifiCare Health Systems                                                                        76,300  (a)           2,075,360

Quest Diagnostics                                                                                21,600  (a)           1,858,680

STERIS                                                                                           36,400  (a)             695,604

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Sunrise Assisted Living                                                                          31,500  (a,b)           844,200

Trigon Healthcare                                                                                28,200  (a)           2,836,356

                                                                                                                      30,052,810

INTEREST SENSITIVE--19.6%

AmeriCredit                                                                                      82,400  (a)           2,311,320

Associated Banc-Corp                                                                             62,100                2,341,791

Astoria Financial                                                                                63,100                2,022,355

Banknorth Group                                                                                  76,300                1,985,326

Bear Stearns Cos.                                                                                29,400                1,799,280

City National                                                                                    46,500                2,499,375

Compass Bancshares                                                                               92,900                3,121,440

Dime Bancorp (Warrants)                                                                          19,900  (a)               1,990

Doral Financial                                                                                  46,500                1,552,635

Downey Financial                                                                                 18,100                  856,130

Dun & Bradstreet                                                                                 49,800  (a)           1,645,890

Everest Re Group                                                                                  9,900                  553,905

First Tennessee National                                                                         64,700  (b)           2,478,010

Flagstar Bancorp                                                                                 68,300                1,577,730

GreenPoint Financial                                                                             54,800                2,690,680

Hudson United Bancorp                                                                            50,700                1,447,992

IPC Holdings                                                                                     43,800                1,337,652

M&T Bank                                                                                         13,300                1,140,608

Marshall & Ilsley                                                                                79,600                2,462,028

Nationwide Financial Services, Cl. A                                                             34,800                1,374,600

North Fork Bancorporation                                                                        74,600                2,969,826

Old Republic International                                                                       68,000                2,142,000

PMI Group                                                                                        59,800                2,284,360

R&G Financial, Cl. B                                                                             63,100                1,496,101

Radian Group                                                                                     49,800                2,432,730

RenaissanceRe Holdings                                                                           35,200                1,288,320

StanCorp Financial Group                                                                         26,500                1,470,750

Wintrust Financial                                                                               28,700                  992,159

                                                                                                                      50,276,983

INTERNET RELATED--1.0%

Check Point Software Technologies                                                                33,200  (a)             450,192

E*TRADE Group                                                                                    89,600  (a)             489,216

Expedia, Cl. A                                                                                   16,900  (a)           1,002,001


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET RELATED (CONTINUED)

Overture Services                                                                                24,900  (a)             622,002

                                                                                                                       2,563,411

PRODUCER GOODS--11.6%

Alexander & Baldwin                                                                              36,400                  929,292

American Standard Cos.                                                                           23,300  (a)           1,749,830

Ashland                                                                                          34,800                1,409,400

Beazer Homes USA                                                                                  9,900  (a)             792,000

Bemis                                                                                            23,300                1,106,750

CONSOL Energy                                                                                    38,200                  811,750

Cabot                                                                                            36,400                1,042,860

Cooper Industries, Cl. A                                                                         23,600                  927,480

D. R. Horton                                                                                     81,400                2,118,842

Foamex International                                                                             82,100  (a)             912,131

Harsco                                                                                           33,200                1,245,000

Hughes Supply                                                                                    24,700                1,109,030

Lennar                                                                                           63,100                3,861,720

M.D.C. Holdings                                                                                  21,900                1,138,800

Minerals Technologies                                                                            25,000                1,233,000

Moog, Cl. A                                                                                      21,600  (a)             926,208

Precision Castparts                                                                              51,400                1,696,200

Sonoco Products                                                                                  71,400                2,022,048

Teekay Shipping                                                                                  36,400                1,343,524

Teleflex                                                                                         26,500                1,514,475

York International                                                                               54,800                1,851,692

                                                                                                                      29,742,032

SERVICES--10.1%

Affiliated Computer Services, Cl. A                                                              56,500  (a)           2,682,620

Apollo Group, Cl. A                                                                              39,700  (a,b)         1,564,577

DST Systems                                                                                      36,400  (a)           1,663,844

Education Management                                                                             21,600  (a)             879,768

eFunds                                                                                           73,000  (a)             692,697

Harland (John H.)                                                                                23,300                  657,060

Henry (Jack) & Associates                                                                        43,100                  719,339

Lee Enterprises                                                                                  20,200                  707,000

Moody's                                                                                          14,000                  696,500

Navigant International                                                                           46,700  (a)             722,449

Pharmaceutical Product Development                                                               36,400  (a)             958,776

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Rent-A-Center                                                                                    16,600  (a)             962,966

Republic Services                                                                                66,400  (a)           1,266,248

Right Management Consultants                                                                     69,700  (a)           1,833,040

Scholastic                                                                                       24,900  (a)             943,710

SunGard Data Systems                                                                            117,900  (a)           3,121,992

United Rentals                                                                                   39,800  (a)             867,640

Valassis Communications                                                                          33,200  (a)           1,211,800

Washington Post, Cl. B                                                                            3,300                1,798,500

Westwood One                                                                                     58,100  (a)           1,941,702

                                                                                                                      25,892,228

TECHNOLOGY--14.4%

Black Box                                                                                        18,300  (a)             745,359

Cabot Microelectronics                                                                           26,500  (a)           1,143,740

Cadence Design Systems                                                                           92,900  (a)           1,497,548

Diebold                                                                                          33,200                1,236,368

ESS Technology                                                                                   80,000  (a,b)         1,403,200

Electronic Arts                                                                                  53,200  (a)           3,513,860

FEI                                                                                              26,500  (a)             649,515

FLIR Systems                                                                                     24,900  (a)           1,045,053

Garmin                                                                                           61,500  (a)           1,356,075

HPL Technologies                                                                                 64,700                  974,382

Harris                                                                                           28,200                1,021,968

IKON Office Solutions                                                                            97,900                  920,260

Integrated Circuit Systems                                                                       38,200  (a)             771,258

Intersil, Cl. A                                                                                  31,500  (a)             673,470

L-3 Communications Holdings                                                                      36,400  (a)           1,965,600

Mentor Graphics                                                                                  68,000  (a)             966,960

Microchip Technology                                                                            124,400  (a)           3,412,292

National Semiconductor                                                                           32,500  (a)             948,025

Overland Storage                                                                                 47,200  (a)             777,856

Plantronics                                                                                      28,200  (a)             536,082

QLogic                                                                                           18,300  (a)             697,230

Reynolds & Reynolds, Cl. A                                                                       64,700                1,808,365

SPX                                                                                              19,900  (a)           2,338,250

Semtech                                                                                          44,800  (a)           1,196,160

Storage Technology                                                                               63,100  (a)           1,007,707

Sybase                                                                                           66,400  (a)             700,520


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Symantec                                                                                         28,200  (a)             926,370

THQ                                                                                              42,300  (a)           1,261,386

Vishay Intertechnology                                                                           38,200  (a)             840,400

VitalWorks                                                                                       68,500  (a)             561,700

                                                                                                                      36,896,959

UTILITIES--4.6%

Alliant Energy                                                                                    48,200                1,238,740

Conectiv                                                                                          51,500                1,310,675

Energy East                                                                                       65,800                1,487,080

IDACORP                                                                                           41,400                1,138,914

PNM Resources                                                                                     38,200                  924,440

Pinnacle West Capital                                                                             16,600                  655,700

SCANA                                                                                             59,700                1,842,939

TECO Energy                                                                                       39,800                  985,050

Westar Energy                                                                                     34,800                  534,180

Wisconsin Energy                                                                                  63,100                1,594,537

                                                                                                                       11,712,255

TOTAL COMMON STOCKS

   (cost $235,876,035)                                                                                               245,903,638
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party
  Repurchase Agreement, 1.93%, dated
  6/28/2002, due 7/1/2002, in the amount
  of $10,071,620 (fully collateralized by
  $10,350,000 U.S.Treasury Bills,
  11/29/2002, value $10,275,170)

   (cost $10,070,000)                                                                        10,070,000               10,070,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $245,946,035)                                                             99.7%              255,973,638

CASH AND RECEIVABLES (NET)                                                                          .3%                  820,978

NET ASSETS                                                                                       100.0%              256,794,616

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JUNE 30, 2002, THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $6,378,362 AND
     THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS
     $6,639,550.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)             245,946,035   255,973,638

Cash                                                                     409,344

Collateral for securities loaned--Note 1(b)                            6,639,550

Receivable for investment securities sold                                453,215

Dividends and interest receivable                                        144,618

Prepaid expenses                                                          37,847

                                                                     263,658,212
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           175,861

Liability for securities loaned--Note 1(b)                            6,639,550

Payable for shares of Beneficial Interest redeemed                       15,877

Accrued expenses                                                         32,308

                                                                      6,863,596
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      256,794,616
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     260,779,145

Accumulated undistributed investment income--net                        247,827

Accumulated net realized gain (loss) on investments                (14,259,959)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      10,027,603
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      256,794,616

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        240,465,754    16,328,862

Shares Outstanding                                     17,582,283     1,196,043
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               13.68         13.65

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $1,885 foreign taxes withheld at source)      1,111,138

Interest                                                               111,797

TOTAL INCOME                                                         1,222,935

EXPENSES:

Investment advisory fee--Note 3(a)                                     860,895

Professional fees                                                       39,904

Custodian fees--Note 3(b)                                               32,404

Prospectus and shareholders' reports                                    26,073

Distribution fees--Note 3(b)                                            17,632

Shareholder servicing costs--Note 3(b)                                     902

Trustees' fees and expenses--Note 3(c)                                     229

Miscellaneous                                                            3,138

TOTAL EXPENSES                                                         981,177

Less--waiver of fees
  due to undertaking--Note 3(a)                                        (7,534)

NET EXPENSES                                                           973,643

INVESTMENT INCOME--NET                                                 249,292
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (4,660,011)

Net unrealized appreciation (depreciation) on investments            (664,233)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (5,324,244)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (5,074,952)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            249,292              294,464

Net realized gain (loss) on investments        (4,660,011)          (9,119,810)

Net unrealized appreciation (depreciation)
   on investments                                (664,233)           8,706,299

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (5,074,952)            (119,047)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (4,500)            (291,394)

Service shares                                      (206)             (11,519)

TOTAL DIVIDENDS                                   (4,706)            (302,913)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 74,657,422         116,445,355

Service shares                                  8,598,847          11,203,275

Dividends reinvested:

Initial shares                                      4,500            291,394

Service shares                                        206             11,519

Cost of shares redeemed:

Initial shares                               (10,471,389)         (11,777,128)

Service shares                                (1,707,651)          (1,744,659)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           71,081,935          114,429,756

TOTAL INCREASE (DECREASE) IN NET ASSETS       66,002,277          114,007,796
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           190,792,339          76,784,543

END OF PERIOD                                 256,794,616         190,792,339

Undistributed investment income--net              247,827               3,241


                                         Six Months Ended
                                           June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     5,205,252           8,633,138

Shares issued for dividends reinvested                306              21,652

Shares redeemed                                 (741,605)            (910,014)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,463,953            7,744,776
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       608,245             842,364

Shares issued for dividends reinvested                 14                 856

Shares redeemed                                 (120,581)            (134,890)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     487,678              708,330

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                            Six Months Ended
                                                               June 30, 2002                        Year Ended December 31,
                                                                                       ---------------------------------------------

INITIAL SHARES                                                    (Unaudited)          2001         2000        1999      1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    13.80         14.29        13.44       12.16      12.50

Investment Operations:

Investment income--net                                                 .02(b)         .03(b)      .05(b)       .03(b)       .02

Net realized and unrealized gain (loss)
   on investments                                                       (.14)          (.50)        1.05         1.28      (.34)

Total from Investment Operations                                        (.12)          (.47)        1.10         1.31      (.32)

Distributions:

Dividends from investment income--net                                (.00)(c)          (.02)        (.03)        (.03)     (.02)

Dividends from net realized gain
   on investments                                                          --            --         (.13)          --        --

Dividends in excess of net realized gain
   on investments                                                          --             --        (.09)          --        --

Total Distributions                                                  (.00)(c)          (.02)        (.25)        (.03)     (.02)

Net asset value, end of period                                          13.68         13.80        14.29        13.44      12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (.87)(d)         (3.26)        8.28        10.82      (2.53)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .42(d)            .89         .98          .97        .67(d)

Ratio of net investment income
   to average net assets                                               .11(d)            .24         .34          .26        .18(d)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                 --             --         .06         .49         .60(d)

Portfolio Turnover Rate                                              25.81(d)          76.37      102.89       77.73       75.74(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 240,466        181,028      76,784      15,563      10,506

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        Six Months Ended
                                                                           June 30, 2002               Year Ended December 31,
                                                                                                       -----------------------
SERVICE SHARES                                                                (Unaudited)              2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                13.78             14.29             14.29

Investment Operations:

Investment income--net                                                           .00(b,c)            .01(b)               --

Net realized and unrealized
   gain (loss) on investments                                                       (.13)             (.50)               --

Total from Investment Operations                                                    (.13)             (.49)               --

Distributions:

Dividends from investment income--net                                            (.00)(c)             (.02)               --

Net asset value, end of period                                                      13.65            13.78              14.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                (1.01)(d)            (3.36)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                            .48(d)              1.00               --

Ratio of net investment income
   to average net assets                                                           .03(d)               .07               --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                                   .05(d)               .17               --

Portfolio Turnover Rate                                                          25.81(d)             76.37             102.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                              16,329             9,764                 1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering thirteen series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $378 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $7,978,482 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: ordinary income $302,913. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2002 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2002, Dreyfus waived receipt of fees of $7,534, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $17,632 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $178 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $32,404 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $125,136,320 and $57,339,789, respectively.

At June 30, 2002, accumulated net unrealized appreciation on investments was $10,027,603, consisting of $25,257,562 gross unrealized appreciation and $15,229,959 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus
                        Investment Portfolios,
                        MidCap Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  174SA0602





      Dreyfus
      Investment Portfolios,
      Small Cap Stock Index
      Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            24   Statement of Assets and Liabilities

                            25   Statement of Operations

                            26   Statement of Changes in Net Assets

                            27   Financial Highlights

                            28   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                                 Dreyfus Investment Portfolios,
                                                Small Cap Stock Index Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, from the portfolio's inception on May 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Steven Falci and Thomas Durante.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Russell 2000 Index, a widely accepted benchmark of domestic small-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Steven Falci and Thomas Durante, Portfolio Managers

How did Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio perform relative to its benchmark?

From the portfolio's inception date of May 1, 2002 through the end of its semiannual reporting period on June 30, 2002, the portfolio's Service shares produced a total return of -9.20% .(1) In comparison, the Standard & Poor's Smallcap 600 Index ("S& P 600 Index") produced a -9.10% return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

We attribute the market and fund's performance to the uneven pace of U.S. economic recovery and the deterioration of investor sentiment amid spreading corporate accounting and oversight scandals. However, the portfolio has been in operation for just two months, which we believe is too brief a time to assess accurately the performance of any long-term investment.

What is the portfolio's investment approach?

The portfolio seeks to match the performance of the S&P 600 Index. To pursue this goal, the portfolio invests in a representative sample of stocks included in the S&P 600 Index, and in futures whose performance is related to the S&P 600 Index.

The portfolio's investments are selected by a "sampling" process based on market capitalization, industry representation and other means. By using this sampling process, the portfolio typically will not invest in all 600 stocks in the S&P 600 Index. However, at times, the portfolio may be fully invested in all of the stocks that comprise the S&P 600 Index. Under these circumstances, the portfolio maintains approximately the same weighting for each stock as the S&P 600 Index does.

The S&P 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $40 million and $3 billion, depending on index composition. Each stock is weighted by

                                                                 The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

its market capitalization, which means larger companies have a greater representation in the S&P 600 Index than smaller ones. The portfolio may also invest in stock index futures as a substitute for the sale or purchase of securities.

What other factors influenced the portfolio's performance?

Although the portfolio had not yet begun operations, small-cap stocks posted very strong gains during the first three months of 2002 -- much higher than large- or midcap stocks since small-cap stocks typically perform best during an economic recovery. As the economy and stock market bounced back quickly during the first calendar quarter, many small-cap stocks enjoyed a strong rebound

However, that rebound was short-lived. By the second calendar quarter, stocks across all market capitalization ranges fell sharply in response to faltering investor sentiment toward the stock market. By the time of the portfolio's inception on May 1, 2002, investors had grown concerned about stalled corporate earnings and a wave of questionable corporate accounting practices. While most of the accounting-related concerns were targeted at well-known large-cap companies, the repercussions were felt across all market-capitalization ranges.

Most industry groups within the small-cap arena posted negative returns for the two-month reporting period. Hardest hit were technology and pharmaceuticals stocks. Within technology, electronic equipment makers and semiconductor companies were the worst performers, primarily because they manufacture parts for larger technology companies that were facing lackluster demand for their finished products. As for health care, an industry-wide decline took place among small-cap biotechnology names as well as medical services providers, chiefly because many of these stock prices had been unnecessarily inflated over the past several years.

On a more positive note, individual holdings within a handful of industry groups reported positive returns. For example, insurance brokerage firms performed well, as did specialty retail firms, most notably within women's apparel. By far the best performing area within the small-cap marketplace was transportation, where trucking and airfreight companies flourished due to the improved economy during the first three months of the year, which increased the amount of tonnage shipped.

What is the portfolio's current strategy?

The portfolio's strategy is to replicate the return of the S&P 600 Index by investing in most of the 600 small-cap stocks in proportion to their weight in the S&P 600 Index.

We are encouraged that small-cap stocks have recently performed better than their larger cap counterparts. We believe that's because they have greater exposure to the economic cycle, which helps these stocks perform better when the economy is moving from a recession to the early stages of the next business cycle.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                        The Portfolio

June 30, 2002 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--99.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.1%

DIMON                                                                                             1,700                   11,764

CONSUMER CYCLICAL--19.7%
A.T. Cross, Cl. A                                                                                   400  (a)               3,000

Action Performance Cos.                                                                             700  (a)              22,120

Advanced Marketing Services                                                                         700                   12,810

Angelica                                                                                            300                    5,160

AnnTaylor Stores                                                                                  1,550  (a)              39,354

Apogee Enterprises                                                                                1,000                   14,360

Applebee's International                                                                          2,100                   48,195

Applica                                                                                             700  (a)               8,680

Arctic Cat                                                                                          900                   15,650

Argosy Gaming                                                                                     1,200  (a)              34,080

Ashworth                                                                                            300  (a)               2,703

Atlantic Coast Airlines Holdings                                                                  1,600  (a)              34,720

Aztar                                                                                             1,400  (a)              29,120

Bally Total Fitness Holdings                                                                      1,200  (a)              22,452

Bassett Furniture                                                                                   500                    9,750

Brown Shoe                                                                                          600                   16,860

Burlington Coat Factory Warehouse                                                                 1,600                   34,000

CEC Entertainment                                                                                 1,000  (a)              41,300

CPI                                                                                                 200                    3,898

Casey's General Stores                                                                            1,700                   20,468

Cato, Cl. A                                                                                       1,000                   22,300

Chico's FAS                                                                                       1,500  (a)              54,480

Children's Place Retail Stores                                                                    1,000  (a)              26,501

Christopher & Banks                                                                                 900  (a)              38,070

Coachmen Industries                                                                                 500                    7,250

Concord Camera                                                                                      600  (a)               3,061

Cost Plus                                                                                           800  (a)              24,367

Department 56                                                                                       500  (a)               8,140

Dress Barn                                                                                        1,300  (a)              20,111

Duane Reade                                                                                         800  (a)              27,240

Enesco Group                                                                                        300  (a)               2,622

Ethan Allen Interiors                                                                             1,400                   48,790

Fedders                                                                                             800                    2,136

Footstar                                                                                            800  (a)              19,576


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Fossil                                                                                            1,600  (a)              32,896

Fred's                                                                                              900                   33,102

Frontier Airlines                                                                                   900  (a)               7,317

Genesco                                                                                             800  (a)              19,480

Goody's Family Clothing                                                                           1,000  (a)              11,440

Great Atlantic & Pacific                                                                          1,400  (a)              26,166

Group 1 Automotive                                                                                  900  (a)              34,335

Gymboree                                                                                          1,000  (a)              16,020

Haggar                                                                                              200                    3,210

Hancock Fabrics                                                                                     900                   16,713

Harman International                                                                              1,100                   54,175

Haverty Furniture                                                                                   800                   15,800

Hot Topic                                                                                         1,100  (a)              29,381

Huffy                                                                                               200  (a)               1,726

IHOP                                                                                                800  (a)              23,560

Insight Enterprises                                                                               1,500  (a)              37,785

Interface, Cl. A                                                                                  1,300                   10,452

Intermet                                                                                            900                    9,666

J. Jill Group                                                                                       400  (a)              15,180

JAKKS Pacific                                                                                       900  (a)              15,939

Jack in the Box                                                                                   1,400  (a)              44,520

Jo-Ann Stores, Cl. A                                                                                700  (a)              20,440

K-Swiss                                                                                             700                   18,186

K2                                                                                                  500  (a)               5,125

Kellwood                                                                                            900                   29,250

La-Z Boy                                                                                          2,200                   55,484

Landry's Restaurants                                                                              1,000                   25,510

Linens 'n Things                                                                                  1,500  (a)              49,215

Lone Star Steakhouse/Saloon                                                                         800                   18,872

Luby's                                                                                              300  (a)               1,974

Men's Wearhouse                                                                                   1,500  (a)              38,250

Mesa Air Group                                                                                    1,200  (a)              11,040

Midas                                                                                               600  (a)               7,506

Midwest Express Holdings                                                                            400  (a)               5,280

Monaco Coach                                                                                      1,000  (a)              21,300

National Presto Industries                                                                          300                    9,600

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Nautica Enterprises                                                                               1,200  (a)              15,588

O'Charleys                                                                                          600  (a)              15,180

O'Reilly Automotive                                                                               1,900  (a)              52,364

OshKosh B'Gosh                                                                                      400                   17,396

Oshkosh Truck                                                                                       600                   35,466

Oxford Industries                                                                                   300                    8,400

P.F. Chang's China Bistro                                                                           800  (a)              25,136

Pacific Sunwear of California                                                                     1,100  (a)              24,387

Panera Bread, Cl. A                                                                               1,000  (a)              34,750

Pep Boys-Manny, Moe & Jack                                                                        1,900                   32,015

Phillips-Van Heusen                                                                                 900                   14,040

Pier 1 Imports                                                                                    3,500                   73,500

Pinnacle Entertainment                                                                              500  (a)               5,315

Polaris Industries                                                                                  900                   58,500

Prime Hospitality                                                                                 1,400  (a)              18,186

Quicksilver                                                                                         800  (a)              19,840

RARE Hospitality International                                                                      800  (a)              21,536

Royal Appliance Manufacturing                                                                       300  (a)               1,935

Ruby Tuesday                                                                                      2,400                   46,560

Russ Berrie & Co.                                                                                   800                   28,320

Russell                                                                                           1,300                   25,025

Ryan's Family Steak House                                                                         1,600  (a)              21,136

SCP Pool                                                                                          1,000  (a)              27,760

Salton                                                                                              400  (a)               5,740

School Specialty                                                                                    700  (a)              18,592

ShopKo Stores                                                                                     1,000  (a)              20,200

Shuffle Master                                                                                      700  (a)              12,859

SkyWest                                                                                           2,000                   46,780

Sonic                                                                                             1,500  (a)              47,115

Steak n Shake                                                                                     1,000  (a)              15,650

Stein Mart                                                                                        1,500  (a)              17,805

Stride Rite                                                                                       1,500                   12,000

Sturm Ruger                                                                                       1,000                   14,150

TBC                                                                                                 800  (a)              12,704

Thor Industries                                                                                     500                   35,630

Too                                                                                               1,300  (a)              40,040

Toro                                                                                                500                   28,420


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Tower Automotive                                                                                  2,400  (a)              33,480

Triarc                                                                                              600  (a)              16,560

Ultimate Electronics                                                                                500  (a)              12,955

WMS Industries                                                                                      800  (a)               9,800

Wet Seal, Cl. A                                                                                   1,050  (a)              25,515

Winnebago Industries                                                                                700                   30,800

Wolverine World Wide                                                                              1,600  (a)              27,920

Zale                                                                                              1,200  (a)              43,500

                                                                                                                       2,649,769

COMSUMER STAPLES--2.8%

American Italian Pasta, Cl. A                                                                       600  (a)              30,594

Coca-Cola Bottling Consolidated                                                                     300                   12,900

Corn Products International                                                                       1,300                   40,456

Delta and Pine Land                                                                               1,400                   28,140

Fleming Cos.                                                                                      2,100                   38,115

Hain Celestial Group                                                                              1,000  (a)              18,500

International Multifoods                                                                            700  (a)              18,200

J & J Snack Foods                                                                                   300  (a)              13,488

Lance                                                                                             1,100                   16,038

Libbey                                                                                              600                   20,460

Nash Finch                                                                                          500                   15,980

Nature's Sunshine Products                                                                          500                    5,655

Performance Food Group                                                                            1,500  (a)              50,790

Ralcorp Holdings                                                                                  1,200  (a)              37,500

United Natural Foods                                                                                600  (a)              11,700

WD-40                                                                                               600                   16,656

                                                                                                                         375,172

ENERGY--7.9%

American States Water                                                                               550                   14,575

Atmos Energy                                                                                      1,500                   35,160

Atwood Oceanics                                                                                     500  (a)              18,750

Cabot Oil & Gas, Cl. A                                                                            1,200                   27,420

Cal Dive International                                                                            1,300  (a)              28,600

Carbo Ceramics                                                                                      600                   22,170

Cascade Natural Gas                                                                                 400                    8,360

Dril-Quip                                                                                           500  (a)              12,475

Energen                                                                                           1,200                   33,000

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Evergreen Resources                                                                                 600  (a)              25,500

Frontier Oil                                                                                      1,000                   17,600

Key Production                                                                                      500  (a)               9,750

Laclede Group                                                                                       600                   14,088

NUI                                                                                                 600                   16,500

New Jersey Resources                                                                              1,000                   29,850

Newfield Exploration                                                                              1,500  (a)              55,755

Northwest Natural Gas                                                                               900                   25,875

NorthWestern                                                                                      1,100                   18,645

Nuevo Energy                                                                                        500  (a)               7,900

Oceaneering International                                                                           800  (a)              21,600

Patina Oil & Gas                                                                                  1,175                   32,230

Philadelphia Suburban                                                                             2,300                   46,460

Piedmont Natural Gas                                                                              1,100                   40,678

Plains Resources                                                                                    800  (a)              21,400

Pogo Producing                                                                                    1,900                   61,978

Prima Energy                                                                                        500  (a)              11,395

Remington Oil & Gas                                                                                 900  (a)              17,928

St. Mary Land & Exploration                                                                       1,100                   26,322

Southern Union                                                                                    1,985  (a)              33,745

Southwest Gas                                                                                     1,200                   29,700

Southwestern Energy                                                                                 900  (a)              13,671

Stone Energy                                                                                      1,000  (a)              40,250

Swift Energy                                                                                        800  (a)              12,632

TETRA Technologies                                                                                  500  (a)              13,275

Tom Brown                                                                                         1,300  (a)              36,855

UGI                                                                                               1,000                   31,940

Unit                                                                                              1,300  (a)              22,555

Veritas DGC                                                                                       1,100  (a)              13,860

Vintage Petroleum                                                                                 2,200                   26,180

XTO Energy                                                                                        4,500                   92,700

                                                                                                                       1,069,327

HEALTH CARE--10.5%

Accredo Health                                                                                    1,100  (a)              50,754

Advanced Medical Optics                                                                           1,000                   11,030

Alpharma, Cl. A                                                                                   1,800                   30,564

AmeriPath                                                                                         1,100  (a)              26,400


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Analogic                                                                                            500                   24,585

ArQule                                                                                              500  (a)               3,375

ArthroCare                                                                                          600  (a)               7,716

Bio-Technology General                                                                            2,000  (a)              12,020

Biosite                                                                                             500  (a)              14,075

CONMED                                                                                            1,000  (a)              22,330

Cephalon                                                                                          1,900  (a)              85,880

Cooper Cos.                                                                                         600                   28,260

Coventry Health Care                                                                              2,000  (a)              56,840

CryoLife                                                                                            600  (a)               9,636

Curative Health Services                                                                            400  (a)               6,712

Cygnus                                                                                            1,100  (a)               2,222

Datascope                                                                                           600                   16,584

Diagnostic Products                                                                               1,100  (a)              40,700

Dianon Systems                                                                                      400  (a)              21,368

Enzo Biochem                                                                                      1,100  (a)              15,763

Haemonetics                                                                                       1,000  (a)              29,200

Hologic                                                                                             800  (a)              12,392

Hooper Holmes                                                                                     2,200                   17,600

ICU Medical                                                                                         500  (a)              15,450

IDEXX Laboratories                                                                                1,300  (a)              33,527

IMPATH                                                                                              600  (a)              10,770

INAMED                                                                                              800  (a)              21,376

Invacare                                                                                          1,100                   40,700

MGI Pharma                                                                                          700  (a)               4,942

Medicis Pharmaceutical, Cl. A                                                                     1,100  (a)              47,036

Mentor                                                                                              900                   33,038

Mid Atlantic Medical Services                                                                     1,700  (a)              53,295

NBTY                                                                                              2,400  (a)              37,152

Noven Pharmaceuticals                                                                               800  (a)              20,400

Orthodontic Centers of America                                                                    1,800  (a)              41,490

Osteotech                                                                                           800  (a)               5,912

Owens & Minor                                                                                     1,200                   23,712

Pediatrix Medical Group                                                                           1,100  (a)              27,500

PolyMedica                                                                                          500  (a)              12,770

Priority Healthcare, Cl. B                                                                        1,500  (a)              35,250

Province Healthcare                                                                               1,700  (a)              38,012

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Regeneron Pharmaceuticals                                                                         1,300  (a)              18,863

Renal Care Group                                                                                  1,800  (a)              56,070

ResMed                                                                                            1,100  (a)              32,340

Respironics                                                                                       1,100  (a)              37,455

Sierra Health Services                                                                            1,000  (a)              22,350

Sola International                                                                                  900  (a)              10,350

Spacelabs Medical                                                                                   300  (a)               4,260

Sunrise Assisted Living                                                                             800  (a)              21,440

Sybron Dental Specialties                                                                         1,500  (a)              27,750

Syncor International                                                                                900  (a)              28,350

Techne                                                                                            1,400  (a)              39,508

Theragenics                                                                                         900  (a)               7,587

US Oncology                                                                                       3,300  (a)              27,489

Viasys Healthcare                                                                                 1,000  (a)              17,450

Vital Signs                                                                                         500                   18,075

                                                                                                                       1,417,675

INTEREST SENSITIVE--11.9%

American Financial Holdings                                                                         800                   23,936

Anchor Bancorp Wisconsin                                                                            800                   19,288

Boston Private Financial Holdings                                                                   800                   19,792

Cash America International                                                                          800                    7,360

Chittenden                                                                                        1,100                   31,878

Colonial Properties Trust                                                                           800                   31,160

Commercial Federal                                                                                1,600                   46,400

Community First Bankshares                                                                        1,500                   39,135

Cullen/Frost Bankers                                                                              1,900                   68,305

Delphi Financial Group, Cl. A                                                                       800                   34,680

Dime Community Bancshares                                                                         1,000                   22,690

Downey Financial                                                                                  1,000                   47,300

East West Bancorp                                                                                   900                   31,068

Essex Property Trust                                                                                600                   32,820

Financial Federal                                                                                   600  (a)              19,860

First American Financial                                                                          2,700                   62,100

First Bancorp                                                                                       900                   33,930

First Midwest Bancorp                                                                             1,700                   47,226

First Republic Bank                                                                                 500  (a)              13,750


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

FirstFed Financial                                                                                  600  (a)              17,400

Fremont General                                                                                   2,800                   11,704

GBC Bancorp                                                                                         400                   11,580

Hilb, Rogal & Hamilton                                                                            1,100                   49,775

Hudson United Bancorp                                                                             1,700                   48,552

Jefferies Group                                                                                   1,000                   42,100

Kilroy Realty                                                                                     1,100                   29,425

LandAmerica Financial Group                                                                         700                   22,050

MAF Bancorp                                                                                         900                   33,840

Philadelphia Consolidated Holding                                                                   700  (a)              31,738

Presidential Life                                                                                   900                   18,243

Provident Bankshares                                                                                900                   21,321

RLI                                                                                                 400                   20,400

Raymond James Financial                                                                           1,700                   48,399

Riggs National                                                                                      900                   13,419

SCPIE Holdings                                                                                      200                    1,216

SWS Group                                                                                           600                   11,772

Seacoast Financial Services                                                                         800                   20,056

Selective Insurance Group                                                                           900                   25,497

Shurgard Storage Centers, Cl. A                                                                   1,200                   41,640

South Financial Group                                                                             1,500                   33,614

Southwest Bancorporation of Texas                                                                 1,100  (a)              39,842

Staten Island Bancorp                                                                             2,200                   42,240

Sterling Bancshares                                                                               1,600                   23,632

Stewart Information Services                                                                        700  (a)              14,385

Susquehanna Bancshares                                                                            1,400                   31,794

Trenwick Group                                                                                    1,100                   8,250

Trustco Bank                                                                                      2,400                   31,608

UCBH Holdings                                                                                       700                   26,607

UICI                                                                                              1,700  (a)              34,340

United Bankshares                                                                                 1,500                   44,070

Washington Federal                                                                                2,300                   58,098

Whitney Holding                                                                                   1,400                   43,036

Zenith National Insurance                                                                           600                   19,110

                                                                                                                       1,603,431

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET--.2%

Netegrity                                                                                         1,600  (a)               9,856

PC-Tel                                                                                              500  (a)               3,384

Verity                                                                                            1,400  (a)              15,526

                                                                                                                          28,766

PRODUCER GOODS & SERVICES--22.3%

A.M.Castle                                                                                          800                    9,984

A.O.Smith                                                                                         1,000                   31,210

AAR                                                                                                 700                    7,140

Acuity Brands                                                                                     1,500                   27,300

Alliant Techsystems                                                                               1,300  (a)              82,940

Applied Industrial Technologies                                                                     600                   11,700

AptarGroup                                                                                        1,200                   36,900

Arch Chemicals                                                                                      800                   19,760

Arkansas Best                                                                                       800  (a)              20,384

Astec Industries                                                                                    600  (a)               9,654

BE Aerospace                                                                                      1,100  (a)              14,498

Baldor Electric                                                                                   1,200                   30,240

Barnes Group                                                                                        800                   18,320

Belden                                                                                              800                   16,672

Brady, Cl. A                                                                                        900                   31,500

Briggs & Stratton                                                                                   800                   30,672

Brooks-PRI Automation                                                                             1,000  (a)              25,560

Brush Engineered Materials                                                                          200                    2,480

Buckeye Technologies                                                                              1,000  (a)               9,800

Building Materials Holding                                                                          500  (a)               7,185

Butler Manufacturing                                                                                200                    5,490

C&D Technologies                                                                                    900                   16,218

CUNO                                                                                                600  (a)              21,708

Cable Design Technologies                                                                         1,400  (a)              14,350

Cambrex                                                                                             900                   36,090

Caraustar Industries                                                                                800                    9,984

Century Aluminum                                                                                    500                    7,445

Champion Enterprises                                                                              1,200  (a)               6,744

ChemFirst                                                                                           500                   14,325

Chesapeake                                                                                          600                   15,798

Clarcor                                                                                             900                   28,485


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Commercial Metals                                                                                   500                   23,470

Commonweath Industries                                                                              400                    2,876

Curtiss-Wright                                                                                      400                   32,000

Cymer                                                                                             1,200  (a)              42,048

DRS Technologies                                                                                    600  (a)              25,650

Deltic Timber                                                                                       400                   13,792

EDO                                                                                                 600                   17,100

Elcor                                                                                               700                   19,145

Emcor Group                                                                                         500  (a)              29,350

Fleetwood Enterprises                                                                             1,100                    9,570

Florida Rock Industries                                                                           1,100                   39,391

Forward Air                                                                                         700  (a)              22,946

Gardner Denver                                                                                      600  (a)              12,000

GenCorp                                                                                           1,500                   21,450

Georgia Gulf                                                                                      1,200                   31,728

Graco                                                                                             1,750                   43,995

Griffon                                                                                           1,200  (a)              21,720

Heartland Express                                                                                 1,800  (a)              43,074

Hughes Supply                                                                                       900                   40,410

IDEX                                                                                              1,200                   40,200

IMCO Recycling                                                                                      500  (a)               4,925

Insituform Technologies, Cl. A                                                                      900  (a)              19,062

Intermagnetics General                                                                              500  (a)              10,100

Ionics                                                                                              500  (a)              12,125

JLG Industries                                                                                    1,300                   18,239

Kaman, Cl. A                                                                                      1,000                   16,760

Kansas City Southern Industries                                                                   2,100  (a)              35,700

Kirby                                                                                               900  (a)              22,005

Landstar Systems                                                                                    300  (a)              32,055

Lawson Products                                                                                     400                   12,324

Lennox International                                                                              2,100                   37,779

Lindsay Manufacturing                                                                               400                    9,260

Lone Star Technologies                                                                              800  (a)              18,320

Lydall                                                                                              500  (a)               7,625

M.D.C. Holdings                                                                                   1,000                   52,000

MacDermid                                                                                         1,300                   27,950

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Manitowoc                                                                                           900                   31,941

Massey Energy                                                                                     2,500                   31,750

Milacron                                                                                          1,000                   10,150

Mueller Industries                                                                                1,300  (a)              41,275

Myers Industries                                                                                  1,000                   17,140

NVR                                                                                                 300  (a)              96,900

OM Group                                                                                          1,000                   62,000

Offshore Logistics                                                                                  800  (a)              19,112

Omnova Solutions                                                                                  1,500                   12,600

Penford                                                                                             200                    3,620

PolyOne                                                                                           3,100                   34,875

Pope & Talbot                                                                                       500                    9,365

Quaker Chemical                                                                                     400                    9,800

Quanex                                                                                              600                   26,220

RTI International Metals                                                                            800  (a)               9,720

Regal Beloit                                                                                        900                   21,879

Reliance Steel & Aluminum                                                                         1,200                   36,600

Roadway Express                                                                                     700                   25,151

Robins & Myers                                                                                      400                   10,420

Rogers                                                                                              500  (a)              13,655

Ryerson Tull                                                                                        800                    9,304

Ryland Group                                                                                      1,000                   49,750

SPS Technologies                                                                                    400  (a)              15,268

Schweitzer-Mauduit International                                                                    600                   14,760

Scotts, Cl. A                                                                                     1,100  (a)              49,940

Seacor Smit                                                                                         800  (a)              37,880

Shaw Group                                                                                        1,500  (a)              46,050

Simpson Manufacturing                                                                               500  (a)              28,565

Skyline                                                                                             300                    9,900

Standard Motor Products                                                                             400                    6,780

Standard Pacific                                                                                  1,200                   42,096

Standex International                                                                               500                   12,550

Steel Dynamics                                                                                    1,800  (a)              29,646

Steel Technologies                                                                                  500                    6,590

Stillwater Mining                                                                                 1,600  (a)              26,048

SurModics                                                                                           500  (a)              12,995

Technitrol                                                                                        1,400                   32,620


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Teledyne Technologies                                                                             1,200  (a)              24,732

Texas Industries                                                                                    900                   28,341

Thomas Industries                                                                                   600                   17,280

Timken                                                                                            2,000                   44,660

Titan International                                                                                 500                    2,075

Toll Brothers                                                                                     2,600  (a)              76,180

Tredegar                                                                                          1,400                   33,810

Triumph Group                                                                                       600  (a)              26,760

URS                                                                                                 700  (a)              19,600

USFreightways                                                                                       900                   34,083

United Stationers                                                                                 1,300  (a)              39,520

Universal Forest Products                                                                           800                   18,736

Valmont Industries                                                                                1,000                   20,330

Watsco                                                                                            1,100                   20,075

Watts Industries, Cl. A                                                                           1,000                   19,850

Wellman                                                                                           1,200                   20,100

Werner Enterprises                                                                                2,300                   49,013

Wolverine Tube                                                                                      600                    4,530

Woodward Governor                                                                                   500                   29,560

Yellow                                                                                            1,100  (a)              35,640

                                                                                                                       3,008,470

SERVICES--9.3%

ABM Industries                                                                                    1,800                   31,248

ADVO                                                                                                700  (a)              26,649

Aaron Rents                                                                                         700                   16,765

Administaff                                                                                         800  (a)               8,000

American Management Systems                                                                       1,500  (a)              28,665

Analysts International                                                                              600                    2,550

Arbitron                                                                                          1,200  (a)              37,440

Armor Holdings                                                                                    1,100  (a)              28,050

BARRA                                                                                               800  (a)              29,744

Boston Communications Group                                                                         600  (a)               4,824

Bowne & Co.                                                                                       1,300                   19,162

CACI International, Cl. A                                                                         1,100  (a)              42,009

CDI                                                                                                 600  (a)              19,530

Central Parking                                                                                   1,300                   29,705

Chemed                                                                                              300                   11,307

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Ciber                                                                                             2,000  (a)              14,500

Computer Task Group                                                                                 500  (a)               2,485

Consolidated Graphics                                                                               500  (a)               9,385

Corinthian Colleges                                                                               1,600  (a)              54,224

eFunds                                                                                            1,900  (a)              18,029

4Kids Entertainment                                                                                 600  (a)              12,138

FactSet Research Systems                                                                          1,300                   38,701

Fair Isaac & Co.                                                                                  1,300                   42,731

Franklin Covey                                                                                      500  (a)               1,450

G & K Services, Cl. A                                                                               800                   27,392

Global Payments                                                                                   1,400                   41,650

Heidrick & Struggles International                                                                  500  (a)               9,985

ITT Educational Services                                                                          1,600  (a)              34,880

Information Holdings                                                                                700  (a)              17,080

Information Resources                                                                               900  (a)               8,450

Insurance Auto Auction                                                                              400  (a)               7,800

John H. Harland                                                                                   1,200                   33,840

Kroll                                                                                             1,100  (a)              23,078

Labor Ready                                                                                       1,300  (a)               7,605

MAXIMUS                                                                                             900  (a)              28,530

MICROS Systems                                                                                      700  (a)              19,397

Marcus                                                                                            1,100                   18,315

MemberWorks                                                                                         400  (a)               7,412

Mobile Mini                                                                                         500  (a)               8,550

NDCHealth                                                                                         1,300                   36,270

New England Business Service                                                                        500                   12,570

On Assignment                                                                                       900  (a)              16,020

PAREXEL International                                                                               900  (a)              12,519

Paxar                                                                                             1,500  (a)              25,125

Pegasus Solutions                                                                                   500  (a)               8,750

Pharmaceutical Product Development                                                                2,000  (a)              52,680

Pre-Paid Legal Services                                                                             800  (a)              15,920

PRG-Schultz International                                                                         2,300  (a)              28,313

QRS                                                                                                 400  (a)               3,116

Regis                                                                                             1,700                   45,932

RehabCare Group                                                                                     600  (a)              14,418

Sourcecorp                                                                                          600  (a)              15,900


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Spherion                                                                                          2,000  (a)              23,800

Standard Register                                                                                 1,000                   34,190

StarTek                                                                                             500  (a)              13,370

Tetra Tech                                                                                        1,800  (a)              26,460

Thomas Nelson                                                                                       500                    5,280

Volt Information Sciences                                                                           500  (a)              12,245

Waste Connections                                                                                 1,000  (a)              31,240

                                                                                                                       1,257,373

TECHNOLOGY--13.4%

ANSYS                                                                                               600  (a)              12,060

ATMI                                                                                              1,000  (a)              22,370

AXT                                                                                                 700  (a)               5,586

Actel                                                                                               900  (a)              18,918

Adaptec                                                                                           3,400  (a)              26,826

Advanced Energy Industries                                                                        1,000  (a)              22,180

Aeroflex                                                                                          2,200  (a)              15,290

Allen Telecom                                                                                       900  (a)               3,825

Alliance Semiconductor                                                                              800  (a)               5,680

Anixter International                                                                             1,300  (a)              30,212

Artesyn Technologies                                                                              1,200  (a)               7,777

Aspect Communications                                                                             1,700  (a)               5,440

Aspen Technology                                                                                  1,300  (a)              10,842

AstroPower                                                                                          800  (a)              15,712

Audiovox, Cl. A                                                                                     800  (a)               6,360

Avid Technology                                                                                     800  (a)               7,408

Aware                                                                                               300  (a)               1,140

Axcelis Technologies                                                                              3,300  (a)              37,884

BEI Technologies                                                                                    600                    6,870

Bel Fuse, Cl. B                                                                                     400                   10,820

Bell Microproducts                                                                                  600  (a)               4,830

Benchmark Electronics                                                                               900  (a)              26,100

Black Box                                                                                           800  (a)              32,584

C-COR.net                                                                                         1,100  (a)               7,700

CTS                                                                                               1,200                   14,448

Captaris                                                                                            800  (a)               2,360

Carreker                                                                                            900  (a)              10,188

Catapult Communications                                                                             500  (a)              10,936

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Cerner                                                                                            1,300  (a)              62,179

Checkpoint Systems                                                                                1,200  (a)              14,040

Cognex                                                                                            1,400  (a)              28,070

Coherent                                                                                          1,100  (a)              32,493

Cohu                                                                                                700                   12,096

Concerto Software                                                                                   300  (a)               1,890

Concord                                                                                             700  (a)              11,536

DMC Stratex Networks                                                                              1,500  (a)               3,015

DSP Group                                                                                         1,000  (a)              19,600

Dendrite International                                                                            1,400  (a)              13,538

Digi Inernational                                                                                   800  (a)               2,641

Dionex                                                                                              900  (a)              24,111

DuPont Photomasks                                                                                   700  (a)              22,736

ESS Technology                                                                                    1,800  (a)              31,572

Electro Scientific Industries                                                                     1,000  (a)              24,300

Electroglas                                                                                         500  (a)               5,000

Esterline Technologies                                                                              800  (a)              18,160

Exar                                                                                              1,300  (a)              25,636

FLIR Systems                                                                                        600  (a)              25,182

FileNet                                                                                           1,300  (a)              18,850

Gerber Scientific                                                                                   500  (a)               1,755

HNC Software                                                                                        100  (a)              18,370

Harmonic                                                                                          2,600  (a)               9,513

Helix Technology                                                                                    900                   18,540

Hutchinson Technology                                                                             1,000  (a)              15,640

Hyperion Solutions                                                                                1,300  (a)              23,708

Imagistics International                                                                            800  (a)              17,176

Input/Output                                                                                      1,600  (a)              14,400

Inter-Tel                                                                                         1,000                   17,110

InterVoice-Brite                                                                                  1,200  (a)               1,716

Itron                                                                                               900  (a)              23,607

JDA Software Group                                                                                1,000  (a)              28,260

Keithley Instruments                                                                                500                    7,220

Kopin                                                                                             2,000  (a)              13,200

Kronos                                                                                              700  (a)              21,342

Kulicke & Soffa Industries                                                                        1,600  (a)              19,824


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

MRO Software                                                                                        900  (a)              10,242

Manhattan Associates                                                                              1,200  (a)              38,592

MapInfo                                                                                             400  (a)               3,640

Meade Instruments                                                                                   400  (a)               2,268

Mercury Computer Systems                                                                            900  (a)              19,503

Methode Electronics, Cl. A                                                                        1,300                   16,601

Microsemi                                                                                         1,100  (a)               7,260

Midway Games                                                                                      1,900  (a)              16,150

NYFIX                                                                                             1,400  (a)              11,900

Network Equipment Technologies                                                                      300  (a)               1,290

Park Electrochemical                                                                                700                   18,550

Pericom Semiconductor                                                                               700  (a)               8,113

Phoenix Technologies                                                                              1,100  (a)              11,000

Photon Dynamics                                                                                     600  (a)              18,000

Photronics                                                                                        1,200  (a)              22,728

Pinnacle Systems                                                                                  2,100  (a)              23,077

Pioneer-Standard Electronics                                                                      1,300                   13,507

Planar Systems                                                                                      500  (a)               9,625

Power Integrations                                                                                1,100  (a)              19,689

Progress Software                                                                                 1,400  (a)              20,663

Radiant Systems                                                                                   1,000  (a)              13,030

Radisys                                                                                             500  (a)               5,815

Rainbow Technologies                                                                                800  (a)               3,936

Roper Industries                                                                                  1,100                   41,030

Roxio                                                                                               700  (a)               5,040

Rudolph Technologies                                                                                500  (a)              12,465

SBS Technologies                                                                                    400  (a)               4,900

SCM Microsystems                                                                                    600  (a)               8,028

SPSS                                                                                                600  (a)               9,324

Serena Software                                                                                   1,400  (a)              19,176

Skyworks Solutions                                                                                3,900  (a)              21,645

Standard Microsystems                                                                               700  (a)              16,527

Supertex                                                                                            600  (a)              10,572

Symmetricom                                                                                         500  (a)               1,825

Systems & Computer Technology                                                                     1,300  (a)              17,563

TALX                                                                                                700                   13,272

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

THQ                                                                                               1,400  (a)              41,748

Take-Two Interactive Software                                                                     1,300  (a)              26,767

Therma-Wave                                                                                         600  (a)               6,834

Three-Five Systems                                                                                  400  (a)               4,560

Tollgrade Communications                                                                            600  (a)               8,802

Trimble Navigation                                                                                1,100  (a)              17,050

Ultratech Stepper                                                                                   700  (a)              11,333

Varian Semiconductor Equipment Associates                                                         1,300  (a)              44,109

Veeco Instruments                                                                                 1,100  (a)              25,421

ViaSat                                                                                            1,000  (a)               8,430

Vicor                                                                                             1,300  (a)               9,087

X-Rite                                                                                              800                    6,880

Zebra Technologies, Cl. A                                                                         1,200  (a)              57,864

ZixIt                                                                                               400  (a)               2,192

                                                                                                                       1,797,995

UTILITIES--1.2%

Avista                                                                                            1,600                   22,080

CH Energy Group                                                                                     600                   29,550

Central Vermont Public Service                                                                      500                    8,800

El Paso Electric                                                                                  1,800  (a)              24,930

General Communication, Cl. A                                                                      1,700  (a)              11,339

Green Mountain Power                                                                                200                    3,632

Metro One Telecommunications                                                                        700  (a)               9,772

UIL Holdings                                                                                        500                   27,230

UniSource Energy                                                                                  1,200                   22,320

                                                                                                                         159,653

TOTAL COMMON STOCKS

   (cost $14,417,818)                                                                                                 13,379,395


                                                                                              Principal
SHORT-TERM INVESTMENTS--2.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES--2.2%

Federal National Mortgage Association,
   1.88%, 7/1/2002                                                                              300,000                  300,000

U.S. TREASURY BILLS--.4%
1.74%, 7/18/2002                                                                                 50,000                   49,962

TOTAL SHORT-TERM INVESTMENTS
   (cost $349,960)                                                                                                       349,962
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,767,778)                                                              101.9%              13,729,357

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.9%)               (252,265)

NET ASSETS                                                                                        100.0%              13,477,092


(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,767,778  13,729,357

Cash                                                                    253,316

Receivable for shares of Beneficial Interest subscribed                 161,907

Receivable for investment securities sold                                52,119

Dividends receivable                                                      6,908

                                                                     14,203,607
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,081

Payable for investment securities purchased                             650,882

Payable for shares of Beneficial Interest redeemed                       69,552

                                                                        726,515
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,477,092
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,722,951

Accumulated undistributed investment income--net                          7,623

Accumulated net realized gain (loss) on investments                    (215,061)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (1,038,421)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,477,092
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares Beneficial
Interest authorized)                                                  1,187,224

NET ASSET VALUE, offering and redemption price per share ($)              11.35

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

from May 1, 2002 (commencement of operations) to

June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          16,168

Interest                                                                 3,623

TOTAL INCOME                                                            19,791

EXPENSES:

Investment advisory fee--Note 3(a)                                       7,098

Distribution fees--Note 3(b)                                             5,070

TOTAL EXPENSES                                                          12,168

INVESTMENT INCOME--NET                                                   7,623
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (220,859)

Net realized gain (loss) on financial futures                            5,798

NET REALIZED GAIN (LOSS)                                              (215,061)

Net unrealized appreciation (depreciation) on investments           (1,038,421)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,253,482)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,245,859)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

from May 1, 2002 (commencement of operations) to

June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                   7,623

Net realized gain (loss) on investments                               (215,061)

Net unrealized appreciation (depreciation) on investments           (1,038,421)

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         (1,245,859)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                       21,107,610

Cost of shares redeemed                                             (6,384,659)

INCREASE (DECREASE) IN NET ASSETS
  FROM BENEFICIAL INTEREST TRANSACTIONS                             14,722,951

TOTAL INCREASE (DECREASE) IN NET ASSETS                             13,477,092
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       13,477,092

Undistributed investment income--net                                     7,623
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                          1,719,935

Shares redeemed                                                       (532,711)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        1,187,224

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS (Unaudited)

The following table describes the performance for the period from May 1, 2002 (commencement of operations) to June 30, 2002. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the portfolio's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                                  .01(a)

Net realized and unrealized
  gain (loss) on investments                                          (1.16)

Total from Investment Operations                                      (1.15)

Net asset value, end of period                                        11.35
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (9.20)(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .10(b)

Ratio of net investment income
  to average net assets                                                 .06(b)

Portfolio Turnover Rate                                               44.47(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                13,477

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Small Cap Stock Index Portfolio (the "portfolio"), which commenced operations on May 1, 2002. The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to match the performance of the Standard & Poor's SmallCap 600 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The fiscal year end of the portfolio is December 31.

As of June 30, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 800,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .35 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the expenses of the portfolio except management fees, Distribution Plan fees, taxes, interest expenses, brokerage commisions, fees and expenses of independent counsel to the portfolio and the non-interested Board members, and extraordinary expenses. In addition, Dreyfus has also agreed to reduce its fee in an amount equal to the portfolio's allocated portion of the accrued fees and expenses of non-interested Board members and fees and expenses of independent counsel to the portfolio.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the portfolio pays the Distributor for distributing their shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the portfolio's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, the portfolio was charged $5,070 pursuant to the Plan.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2002, amounted to $18,495,418 and $3,856,741, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2002, there were no financial futures contracts oustanding.

At June 30, 2002, accumulated net unrealized depreciation on investments was $1,038,421, consisting of $235,072 gross unrealized appreciation and $1,273,493 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES

                                                        For More Information

                        Dreyfus Investment Portfolios,
                        Small Cap Stock Index Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  410SA0602





      Dreyfus
      Investment Portfolios,
      Technology Growth
      Portfolio

      SEMIANNUAL REPORT June 30, 2002

YOU, YOUR ADVISOR AND DREYFUS, A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                                 Dreyfus Investment Portfolios,
                                                    Technology Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Mark Herskovitz.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor's 500 Composite Stock Price Index, a widely accepted benchmark of domestic large-cap stock performance, down during the first six months of the year.

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmarks?

For the six-month period ended June 30, 2002, the portfolio's Initial shares produced a -28.56% total return and its Service shares produced a -28.57% total return.(1) The portfolio's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced total returns of -34.40% and -13.15%, respectively, over the same period.(2, 3)

The ongoing decline of technology stock valuations was intensified by several factors, including a dearth of new corporate capital spending and growing concerns regarding accounting-related scandals affecting a handful of major U.S. corporations.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing primarily in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the computer, semiconductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments and are characterized by rapid earnings or revenue growth and dominant market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain their leadership positions over time.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

This process enables us to seek the stocks of leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe could lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs").

What other factors influenced the portfolio's performance?

Since mid-2000, business fundamentals of most technology companies have deteriorated and valuations for technology stocks have fallen to much lower levels. This market adjustment continued to hurt the portfolio's performance during the reporting period. Software companies were particularly hard-hit, primarily because of a lack of demand from corporate customers.

Although it is impossible to predict exactly when technology stocks will stabilize, we believe that several factors have extended the sector's decline. First, many investors have been disappointed in the uneven pace of economic recovery, and they have avoided economically-sensitive stocks, such as technology, in favor of more defensive groups. Second, the corporate accounting scandals that began with the collapse of Enron Corp. have adversely affected stock prices of many companies, even those whose accounting practices remain unquestioned.

In this environment, we attempted to focus on long-term business fundamentals and look beyond near-term psychological factors. This analysis led us to a number of well-established, currently growing technology companies, which are reflected in the portfolio's four largest holdings. Taiwan Semiconductor has benefited from an industry-wide trend toward outsourcing the manufacture of microprocessors, a business with very high barriers to entry. Microsoft continues to dominate its markets and generate enormously positive cash flows. Dell Computer has maintained its cost advantages, taking market share from weaker competitors. Finally, eBay has grown rapidly after establishing itself as the dominant force in online auction markets.

What is the portfolio's current strategy?

We have continued to focus on currently growing technology companies. In addition, we have expanded our search to include companies that we expect to benefit from industry consolidation in today's highly challenging market environment. We have also begun to identify special situations in companies that have declined to valuations that, in our view, have fallen too far relative to their business fundamentals.

Although the technology sector's decline has lasted longer than many expected, we do not believe that technological innovation stops just because business is bad. We believe that business fundamentals will eventually rebound. What's required, in our opinion, is an objective view of the forces that will drive the U.S. economy in the future. When viewed from this long-term perspective, we believe that many beaten-down technology stocks may begin to look quite attractive.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)



COMMON STOCKS--83.5%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.1%

Genentech                                                                                        25,000  (a)             837,500

COMPUTER SERVICES--5.0%

Automatic Data Processing                                                                        40,500                1,763,775

Concord EFS                                                                                      62,000  (a)           1,868,680

                                                                                                                       3,632,455

DATE STORAGE--5.7%

Brocade Communications Systems                                                                   60,000  (a,b)         1,048,800

EMC                                                                                             153,500  (a)           1,158,925

Emulex                                                                                           49,000  (a)           1,102,990

QLogic                                                                                           23,500  (a)             895,350

                                                                                                                       4,206,065

HARDWARE--7.9%

Dell Computer                                                                                   121,500  (a)           3,176,010

International Business Machines                                                                  13,500                  972,000

Lexmark International                                                                            30,500  (a)           1,659,200

                                                                                                                       5,807,210

INTERNET--3.6%

eBay                                                                                             43,000  (a)           2,649,660

NETWORKING--2.8%

Cisco Systems                                                                                   149,500  (a)           2,085,525

SEMICONDUCTORS--23.6%

ATI Technologies                                                                                103,000  (a)             711,730

Intel                                                                                           110,000                2,009,700

Linear Technology                                                                                66,000                2,074,380

Microchip Technology                                                                             47,500  (a)           1,302,925

Micron Technology                                                                                52,500  (a)           1,061,550

Taiwan Semiconductor                                                                          2,006,290  (a)           4,083,440

Texas Instruments                                                                                61,500                1,457,550

United Microelectronics, ADR                                                                    280,000  (a)           2,058,000

Zoran                                                                                           112,500  (a)           2,577,375

                                                                                                                      17,336,650

SEMICONDUCTOR EQUIPMENT--9.0%

Applied Materials                                                                               125,000  (a)           2,377,500

KLA-Tencor                                                                                       40,000  (a)           1,759,600

Novellus Systems                                                                                 30,000  (a)           1,020,000

Teradyne                                                                                         60,000  (a)           1,410,000

                                                                                                                       6,567,100


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE--18.5%

Adobe Systems                                                                                    52,000                1,482,000

BEA Systems                                                                                     115,000  (a)           1,082,150

Microsoft                                                                                        66,000  (a)           3,571,920

Oracle                                                                                          149,500  (a)           1,415,765

PeopleSoft                                                                                       62,800  (a)             934,464

Rational Software                                                                               270,000  (a)           2,216,700

Siebel Systems                                                                                   95,800  (a)           1,362,276

Symantec                                                                                         35,000  (a)           1,149,750

VERITAS Software                                                                                 19,000  (a)             376,010

                                                                                                                      13,591,035

TELECOMMUNICATION EQUIPMENT--6.3%

Qualcomm                                                                                         48,500  (a)           1,333,265

Scientific-Atlanta                                                                               55,000  (b)             904,750

UTStarcom                                                                                       117,500  (a)           2,369,975

                                                                                                                       4,607,990

TOTAL COMMON STOCKS

   (cost $81,222,264)                                                                                                 61,321,190
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--17.9%                                                                    Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     4,368,906  (c)           4,368,906

Dreyfus Institutional Cash Advantage Plus Fund                                                4,368,906  (c)           4,368,906

Dreyfus Institutional Preferred Plus Money Market Fund                                        4,368,906  (c)           4,368,906

TOTAL SHORT-TERM INVESTMENTS

   (cost $13,106,718)                                                                                                 13,106,718
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $94,328,982)                                                             101.4%               74,427,908

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.4%)              (1,048,967)

NET ASSETS                                                                                       100.0%               73,378,941

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT JUNE 30, 2002, THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $74,329 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $80,616.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS (SEE NOTE 3(D) IN THE
     PORTFOLIO'S NOTES TO FINANCIAL STATEMENTS).


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  94,328,982  74,427,908

Cash                                                                     44,240

Cash denominated in foreign currencies                     10,212        10,561

Receivable for investment securities sold                               785,618

Collateral for securities loaned--Note 1(c)                              80,616

Dividends and interest receivable                                         7,224

Prepaid expenses                                                          3,589

                                                                     75,359,756
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            57,123

Payable for investment securities purchased                           1,661,781

Liability for securities loaned--Note 1(c)                               80,616

Payable for shares of Beneficial Interest redeemed                      155,654

Accrued expenses                                                         25,641

                                                                      1,980,815
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       73,378,941
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     203,362,707

Accumulated investment (loss)                                         (230,422)

Accumulated net realized gain (loss) on investments

  and foreign currency transactions                               (109,852,619)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                 (19,900,725)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       73,378,941

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        66,243,231      7,135,710

Shares Outstanding                                     9,767,659      1,057,388
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               6.78          6.75

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               113,011

Cash dividends (net of $3,548 foreign taxes withheld at source)         69,659

TOTAL INCOME                                                           182,670

EXPENSES:

Investment advisory fee--Note 3(a)                                     355,679

Prospectus and shareholders' reports                                    18,189

Custodian fees--Note 3(b)                                               15,715

Professional fees                                                       11,685

Distribution fees--Note 3(b)                                            10,041

Trustees' fees and expenses--Note 3(c)                                     584

Shareholder servicing costs--Note 3(b)                                     146

Miscellaneous                                                            1,053

TOTAL EXPENSES                                                         413,092

INVESTMENT (LOSS)                                                    (230,422)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
 and foreign currency transactions                                (21,126,319)

Net realized gain (loss) on forward currency exchange contracts            205

NET REALIZED GAIN (LOSS)                                          (21,126,114)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                 (9,226,831)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (30,352,945)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (30,583,367)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002           Year Ended
                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (230,422)            (173,536)

Net realized gain (loss) on investments      (21,126,114)         (59,304,618)

Net unrealized appreciation
   (depreciation) on investments              (9,226,831)          10,806,122

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (30,583,367)         (48,672,032)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 10,316,695           22,232,936

Service shares                                  2,721,009            9,773,243

Cost of shares redeemed:

Initial shares                               (11,205,546)         (18,579,292)

Service shares                                (1,012,418)          (1,159,311)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS         819,740           12,267,576

TOTAL INCREASE (DECREASE) IN NET ASSETS      (29,763,627)         (36,404,456)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           103,142,568          139,547,024

END OF PERIOD                                  73,378,941          103,142,568
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,110,700            2,121,700

Shares redeemed                                (1,353,275)          (1,945,315)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (242,575)             176,385
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       309,030              995,519

Shares redeemed                                  (114,019)            (133,177)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     195,011              862,342

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                               Six Months Ended
                                                                  June 30, 2002                        Year Ended December 31,
                                                                                               -------------------------------------
INITIAL SHARES                                                       (Unaudited)               2001          2000        1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                        9.49               14.19        19.45          12.50

Investment Operations:

Investment (loss)                                                       (.02)(b)            (.02)(b)       (.06)(b)      (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                  (2.69)              (4.68)         (5.18)          6.97

Total from Investment Operations                                          (2.71)              (4.70)         (5.24)          6.95

Distributions:

Dividends from net realized
   gain on investments                                                        --                 --           (.02)            --

Net asset value, end of period                                              6.78                9.49         14.19          19.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (28.56)(c)             (33.12)        (26.98)      55.60(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .42(c)                 .87           .84         .36(c)

Ratio of investment (loss)
   to average net assets                                                (.23)(c)                (.15)         (.30)      (.14)(c)

Decrease reflected in above expense
  ratios due to undertakings by
   The Dreyfus Corporation                                                    --                  --              --         .09(c)

Portfolio Turnover Rate                                                 46.08(c)               86.25         121.88        20.01(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     66,243              94,992        139,547         65,707

(A)  FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         Six Months Ended
                                                                            June 30, 2002                   Year Ended December 31
                                                                                                         ---------------------------
SERVICE SHARES                                                                 (Unaudited)               2001              2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                                  9.45              14.19                14.19

Investment Operations:

Investment (loss)                                                                 (.03)(b)            (.05)(b)                 --

Net realized and unrealized gain
   (loss) on investments                                                            (2.67)              (4.69)                 --

Total from Investment Operations                                                    (2.70)              (4.74)                 --

Net asset value, end of period                                                        6.75               9.45                 14.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                (28.57)(c)             (33.40)                 --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                             .53(c)                1.20                 --

Ratio of investment (loss)
   to average net assets                                                          (.34)(c)               (.60)                 --

Portfolio Turnover Rate                                                           46.08(c)               86.25                121.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                7,136               8,151                     1

(A)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Technology Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which

                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $215 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $79,328,254 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $10,860,287 of the carryover expires in fiscal 2008 and $68,467,967 expires in fiscal 2009.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2002, Service shares were charged $10,041 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $101 pursuant to the transfer agency agreement.


The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2002, the portfolio was charged $15,715 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $11,685 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding forward currency exchange contracts and short-term securities, during the period ended June 30, 2002, amounted to $37,603,114 and $37,910,521, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts,

                                                            The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2002, there were no forward currency exchange contracts outstanding.

At June 30, 2002, accumulated net unrealized depreciation on investments, was $19,901,074, consisting of $1,612,676 gross unrealized appreciation and $21,513,750 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Technology Growth Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  175SA0602